                                                                   EXHIBIT 10.11


                             AGREEMENT TO CONTRIBUTE

                             AND ESCROW INSTRUCTIONS

                                     Between

                                WESTWOOD CENTER,
                        A CALIFORNIA LIMITED PARTNERSHIP

                                   PARTNERSHIP

                                       and

                        ARDEN REALTY LIMITED PARTNERSHIP
                         A MARYLAND LIMITED PARTNERSHIP

                                   CONTRIBUTOR

                                    Covering

                               1100 GLENDON AVENUE
                              WESTWOOD, CALIFORNIA


                               SEPTEMBER 26, 1997

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                         AGREEMENT TO CONTRIBUTE CAPITAL

                             AND ESCROW INSTRUCTIONS

      THIS AGREEMENT TO CONTRIBUTE CAPITAL AND ESCROW INSTRUCTIONS ("Agreement") is made and entered into this 26th day of September, 1997 by and between WESTWOOD CENTER, a California limited partnership ("Partnership"), and ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership ("Contributor"), with reference to the following facts:

      A. Partnership is the fee owner of that certain parcel of real property (the "Real Property"), and the improvements thereon, for informational purposes only, are a Twenty-Two (22)-story office building containing approximately 271,082 net rentable square feet exclusive of ground floor retail space, other facilities, fixtures, paving and surfacing thereon or associated therewith, with structured automobile parking with a total of approximately 586 striped parking spaces (collectively, the "Improvements"). The Real Property and Improvements are located at 1100 Glendon Avenue, Los Angeles, California 90024, and is legally described in Exhibit "A" attached hereto and forming a part hereof.

      B. The Partnership was created by that certain Certificate and Articles of Limited Partnership of Wilshire Westwood Office Center dated June 8, 1965 as amended by eleven (11) separate amendments more particularly described in Exhibit "B" attached hereto and forming a part hereof.

      C. Partnership is interested in raising capital for the rehabilitation and renovation of the Improvements and to retire certain secured and unsecured indebtedness of the Partnership and Contributor is interested in contributing capital and thereby obtaining a substantial interest in the Partnership, all on the terms, covenants and conditions hereinafter set forth.

      NOW, THEREFORE, with reference to the foregoing recitals and in reliance thereon and in consideration of the contribution amount hereinbelow set forth, and the other terms, covenants and conditions set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed by Partnership and Contributor as follows:

      1. PARTNERSHIP INTEREST. Subject to all of the terms and conditions of this Agreement and for the amount of capital to be contributed as set forth, on Closing (as hereinafter defined), Partnership shall admit Contributor, or cause Contributor to be admitted, as a General Partner of Partnership, and Contributor shall contribute to Partnership


                                       1.
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as capital the cash sum as set forth in Paragraph 2 below, and thereby acquire a ninety-seven and one-half percent (97.5%) interest in the profits, losses, capital and distributions of and to the Partnership ("Partnership Interest"). Concurrently with the admission of Contributor as a general partner of the Partnership, Contributor and the other partners of the Partnership shall enter into an Amended and Restated Agreement of Limited Partnership a copy of which is attached hereto marked Exhibit "C" and incorporated herein by this reference.

      The Partnership owns and at the Closing will own all of the following:

            (a) The Real Property and the Improvements, together with all easements, hereditaments and appurtenances thereto and the tenancies and occupancies;

            (b) All of the personal property (the "Personal Property") located at, attached or appurtenant to, or used in connection with the operation or maintenance of the Real Property and/or the Improvements and owned by the Partnership (the "Inventory") other than any property owned by the tenants or by independent contractors performing services at the Real Property and other than the furniture used by A.S. Glikbarg, and Ed N. Harrison and the software property management program used by the Partnership (after all data with respect to the Property has been copied). The parties acknowledge and agree that any artifacts, mineral specimens and collectibles in the offices of A.S. Glikbarg, Ed. N. Harrison and Heidi Glikbarg or elsewhere in the building and the furniture utilized by Heidi Glikbarg are not assets of the Partnership.

            (c) The lessor's interest in all leases to tenants leasing space in the Improvements (the "Tenant Leases") that are set forth on Exhibit "D".

      The Partnership also has the benefit of the following:

            (d) Those certain service and other agreements more particularly described in Exhibit "E" attached hereto and made a part hereof; and

            (e) All other right, title and interest of Partnership constituting part and parcel of the Property (as hereinafter defined), including, but not limited to, trade names, logos, easements, licenses, permits, air rights, certificates of occupancy, warranties, rights-of-way, signs, trademarks, telephone listings and numbers, sewer agreements, water line agreements, utility agreements, water rights and oil, gas and mineral rights (collectively, the "Intangibles") to the extent assignable or transferable.


                                       2.
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Reference herein to the "Property" shall include all of the Real Property,
Improvements, Personal Property, Tenant Leases and the Intangibles described in subparagraphs (a) through (e) above.

      2. AMOUNT OF CONTRIBUTION. The amount of the capital contribution (the "Capital Contribution") to be contributed by Contributor to Partnership for the Partnership Interest is the amount of Twenty-Eight Million Seven Hundred Sixty-Two Thousand Five Hundred and No/100 Dollars ($28,762,500.00), payable as follows:

            (a) Upon the opening of Escrow (as hereinafter set forth) Contributor shall deliver to Escrow Agent (as hereinafter defined) cash in the sum of Five Hundred Thousand Dollars ($500,000.00) ("Deposit") which shall be held by Escrow Agent as security for the full performance by Contributor of its obligations hereunder and on account of the Capital Contribution payable at Closing, subject to the following terms and conditions:

                    (i) If Closing occurs, then the Deposit shall be transferred to the Partnership and shall be applied to the Capital Contribution;

                   (ii) If Closing does not occur and if Partnership shall be entitled to liquidated damages as provided in Paragraph 10(b) hereof, Partnership shall be entitled to the Deposit; and

                  (iii) If the Closing does not occur and Contributor shall be entitled to the return of the Deposit as provided in this Agreement, the same shall be returned to Contributor.

            (b) Contributor shall pay to Partnership through Escrow Agent at Closing in immediately available funds an amount equal to the balance of the Capital Contribution, plus (or minus) the net amount of all costs, expenses, adjustments and prorations to be credited (or debited) to Contributor pursuant to this Agreement; provided, however, Contributor shall reduce the cash portion of the Capital Contribution by the unpaid principal balance and all accrued but unpaid interest on the Closing Date (as hereinafter defined) on that certain Partnership indebtedness evidenced by that certain promissory note dated June 5, 1985 in the original principal amount of $16,000,000 in favor of The Prudential Insurance Company of America, Loan Number 2190495, ("Note") and secured by a Deed of Trust covering the Property ("Deed of Trust"), hereinafter collectively referred to as the "Prudential Loan," and by agreeing to replace the Prudential Loan with other secured indebtedness in the principal amount of not less than $13,000,000 ("Refinanced Debt") at such time as such


                                       3.
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Prudential Loan matures or is accelerated so that at closing and as provided in the Amended and Restated Agreement of Limited Partnership, the Partnership would have secured debt of not less than the amount of the Refinanced Debt with the requirement by such lender that Ed N. Harrison and A. S. Glikbarg (collectively, "Guarantors") give concurrent "bottom dollar" guaranties with respect to the refinanced debt in the amount of $10,700,000 and $2,300,000, respectively. Such "bottom dollar" guaranties must provide that (i) the lender must first foreclose on the Property and reduce the amount of the guaranties by the amount of the proceeds from such foreclosure sale before exercising its rights against Guarantors; (ii) Guarantors will have no personal liability to the extent of any reduction in value of the Property due to an earthquake; and (iii) each "bottom dollar" guaranty shall terminate as to each such Guarantor, thirty (30) days after the death of that particular Guarantor or his spouse.

            (c) The Deposit shall be at all times invested by Escrow Agent in the following investments ("Approved Investments"): (i) United States Treasury obligations, (ii) United States Treasury-backed repurchase agreements issued by a major money center banking institution reasonably acceptable to Partnership,
(iii) Certificates of Deposit or Money Market Accounts of institutions whose deposits are insured by the FDIC or (iv) such other manner as may be reasonably agreed to by Partnership and Contributor. The Deposit shall be disposed of by Escrow Agent only as provided in this Agreement.

            (d) All payments required to be made under this Agreement shall be made in U.S. funds.

      3.    ESCROW.

            (a) OPENING OF ESCROW. As soon as commercially reasonable after their full and complete execution and delivery of this Agreement ("Effective Date") and in any event not later than three (3) business days thereafter, Partnership and Contributor shall open an escrow (the "Escrow") with Commerce Escrow Company, Attention: Mark Minsky ("Escrow Agent"), through which the Capital Contribution to the Partnership shall be consummated. A fully executed copy of this Agreement shall be deposited with Escrow Agent, duly executed by Partnership, Contributor and Escrow Agent, to serve as Escrow instructions to Escrow Agent, and Escrow Agent shall be and is hereby authorized and instructed to deliver pursuant to the terms of this Agreement the documents and monies to be deposited into the Escrow. Escrow Agent may attach to this Agreement Escrow Agent's standard form escrow agreement, to the extent that the same is consistent with the terms hereof, and are reasonably approved by Partnership and Contributor. Escrow Agent shall immediately, upon receipt of such duly executed copy of this Agreement, notify Partnership


                                       4.
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and Contributor of the opening of Escrow. Should either party fail to open
Escrow in accordance with the provisions of this Paragraph 3(a), such failure shall constitute a material breach of this Agreement.

            (b) CLOSING OF ESCROW. Escrow shall close not later than December 10, 1997, but no more than ten (10) business days following the expiration of the Approval Period, provided the Contributor's Conditions Precedent to Closing as set forth in Paragraph 8 hereof have been satisfied and the Partnership's conditions to Closing set forth in Paragraph 9 have been satisfied. The term "Closing" as used herein shall be deemed to be the date upon which the respective Conditions Precedent to Contributor's Obligation to Close Escrow (set forth in Paragraph 8 below) and the Conditions Precedent to Partnership's Obligation to Close Escrow (set forth in Paragraph 9 below) have been satisfied (or have been waived in writing), the Amended and Restated Agreement of Limited Partnership ("Restated Partnership Agreement" herein) hereinafter referred to is executed and an Amended Certificate of Limited Partnership is filed for record in the office of the Secretary of State of the State of California and the Capital Contribution required to be made pursuant to this Agreement is held by Escrow Agent for disbursement to Partnership. If the Closing as provided herein does not occur, this Agreement and the Escrow shall be cancelled and terminated and thereafter neither party shall have any further obligation or liability to the other party, except as expressly set forth in this Agreement.

      4.    TITLE MATTERS.

            (a)   TITLE REPORT.

                    (i) Partnership has ordered and delivered to Contributor a CLTA Preliminary Title Report covering the Real Property and the Improvements, which may state that it is subject to any matter that would be disclosed by a survey (the "Preliminary Title Report"), issued by First American Title Company of Los Angeles ("Title Agent"), together with true and legible copies of all documents evidencing matters of record shown as exceptions to title thereon. Contributor has caused an ALTA Survey of the Real Property and Improvements ("Survey") to be made at Contributor's sole cost and expense (and upon the Effective Date shall deliver a copy of the Survey to Partnership). Contributor shall have the right to reasonably object to any exceptions contained in the Preliminary Title Report or Survey by giving notice to Partnership before the expiration of the Approval Period. Notwithstanding any of the foregoing, Partnership shall at Closing (but shall not be obligated prior thereto) remove of record all tax and mechanic's liens (except only for the liens of the taxes and assessments not yet due or payable), at its


                                       5.
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sole cost and expense. Unless Contributor gives written notice prior to the expiration of the Approval Period that it disapproves any such exceptions to title matters, stating the exceptions so disapproved, Contributor shall be deemed to have approved said exceptions. Contributor's approval of the Preliminary Title Report shall include survey matters; provided, however, such approval shall not include any supplementary title reports issued by Title Company after the expiration of the Approval Period. Contributor shall have three (3) business days following receipt of same in which to disapprove any such supplementary report. If for any reason, on or before the Closing Date Partnership does not cause such exceptions to title or survey matters which Contributor timely disapproves (to the extent Contributor is permitted hereunder to so disapprove) to be removed at no cost or expense to Contributor (Partnership having the right but not the obligation to do so), the obligation of Partnership to admit Contributor, and Contributor to make its Capital Contribution to, the Partnership as herein provided shall terminate (and Partnership and Contributor shall have no further obligations in connection herewith). Contributor shall have the option to waive the condition precedent set forth in this paragraph 4(a) by notice to Partnership. In the event of such waiver, such condition shall be deemed satisfied. All matters set forth on the Preliminary Title Report, the Survey which are not timely objected to by Contributor shall be permitted exceptions to title and shall additionally include (i) any title or survey matters objected to by Contributor, which objections are subsequently waived in writing by Contributor, and (ii) any title or survey matters objected to by Contributor in accordance with the terms and provisions of this Agreement, which objections are cured to Contributor's satisfaction, (iii) real estate taxes and assessments not yet due and payable; and (iv) the printed exceptions which appear in the standard form ALTA owner's policy of title insurance (with extended coverage).

                   (ii) If at the date of Closing there are any liens or encumbrances (other than the Prudential Loan) that the Partnership is obligated to pay and discharge, Escrow Agent may use any portion of the Capital Contribution to satisfy the same (if the same are not bonded-over or otherwise satisfied by title endorsement), provided Partnership shall simultaneously either deliver to Escrow Agent at Closing title instruments in recordable form sufficient to satisfy such liens and encumbrances of record, together with the cost of recording or filing said instruments.

            (b) TITLE POLICY. The Title Policy shall be First American Title COMPANY's ALTA Owner's policy with liability in the amount of Twenty-Nine Million Five Hundred and No/100 Dollars ($29,500,000.00), showing fee title to the Real Property and the Improvements as vested in the Partnership,


                                       6.
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subject only to the permitted exceptions specified in Paragraph 4(a) above.

      5.    DELIVERY OF INFORMATION.

            (a) The Partnership has delivered or has caused to be delivered or made available to Contributor at the Property to the extent they are in Partnership's possession or under its control, the following:

                    (i) Complete copies of all of the Tenant Leases and all amendments thereto, a schedule of which is attached hereto as Exhibit "D".

                   (ii) To the extent in Partnership's possession or control, evidence that the Real Property complies with the Subdivision Map Act of California, the Property has all of the necessary valid Certificates of Occupancy and otherwise complies with all construction and operational laws, codes, ordinances, regulations and conditional use permits.

                  (iii) The loss history of the Property pertaining to any property damage or personal injury suffered for which an insurance claim of more than Fifty Thousand Dollars ($50,000) was submitted by Partnership at any time after January 1, 1995 to the extent available to Partnership;

                   (iv) To the extent in Partnership's possession or control, a set of all "as built" plans, specifications and structural drawings (including, but not limited to, mechanical, electrical, air conditioning, landscaping and sprinkler drawings), third-party soil, geological, seismic, environmental and hazardous materials and asbestos studies or reports, relating to the Improvements or the subsurface conditions, grading plans, water table or other matters bearing upon condition of the Property;

                    (v) All electricity and property tax bills for the period beginning January 1, 1995 to the extent available to Partnership;

                   (vi) Statements of income and expense for the Property for the calendar year 1995, 1996 and current year to date to the extent available to Partnership;

                  (vii) All warranties and operating manuals that Partnership may have from vendors, contractors or servicing agents with respect to the physical condition of the Improvements, the Property or any portion thereof or the equipment located therein;

                 (viii) Complete copies of all service, offsite parking rights upon and other contracts pertaining to the


                                       7.
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Property (including, but not limited to, HVAC, elevator, landscape, management, leasing brokerage and parking) in respect to which Partnership is obligated (the "Service Contracts");

                   (ix) A list of all personal property (including supplies) owned or leased by Partnership and used in connection with the operation, maintenance and repair of the Property, but excluding any property owned by the Tenants or by independent contractors performing services at the Real Property and excluding furniture utilized by Ed N. Harrison and A.S. Glikbarg in their offices or elsewhere in the Improvements which shall be distributed to them prior to the Closing. The parties acknowledge and agree that any artifacts, mineral specimens or collectibles in such offices or elsewhere in the building and the furniture utilized by Heidi Glikbarg are not assets of the Partnership.

            (b) Contributor shall have from the date hereof until 5:00 P.M. on the date that is forty (40) business days following the Effective Date, but in any event not later than December 1, 1997 (the "Approval Period") in which to approve or disapprove all matters and things that are subject to Contributor's rights of review, inspection and approval hereunder. Contributor's failure either to approve or disapprove said information before the expiration of the Approval Period as aforesaid shall be deemed its approval thereof. If Contributor disapproves any of said information, Contributor shall notify Partnership in writing thereof within the time period specified above, whereupon this Agreement shall terminate except as to Paragraph 6. However, notwithstanding the foregoing, if Contributor disapproves any Service Contract, this Agreement shall not terminate and Partnership shall lawfully terminate such Service Contract not later than thirty (30) days after the Closing, if the same can be so terminated and provided Contributor shall pay all cancellation or termination penalties, fees or costs in connection therewith.

            (c) At Contributor's request at any time from and after the date hereof until the date that is one (1) year after the Closing Date, the existing general partners of the Partnership shall, at Contributor's expense, cause to be provided to Contributor's designated independent auditor reasonable access to the books and records of the Partnership and Property, regarding the period for which Contributor is required to have audited financial statements prepared with respect to the Property as may be required by the Securities and Exchange Commission, but only to the extent that such books, records and related information are in Partnership's possession or control and relate to the period during which Partnership held title to the Property.


                                       8.
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      6. INSPECTIONS AND APPROVAL BY CONTRIBUTOR.

            (a) From and after the date hereof, Contributor and its agents, employees and contractors shall be afforded full access to the Property during normal business hours and upon twenty-four (24) hours prior notice for the purpose of making such investigations as Contributor deems prudent with respect to the physical condition of the Property, including, but not limited to, engineering tests, subject to the rights of tenants in possession. Partnership shall reasonably cooperate to assist Contributor in completing such inspection. However, Contributor agrees not to contact any of Partnership's tenants without Partnership's prior consent and to hold Partnership harmless from and against any loss, cost, damage, claim or expense suffered by Partnership or the Property or third parties and caused by Contributor's said investigations (the foregoing obligation surviving any termination of this Agreement). In no event shall Contributor make any intrusive physical testing (environmental, structural or otherwise) at the Property (such as soil borings or the like) without Partnership's prior consent. Contributor is allowed, however, to commence and undertake the seismic testing and inspection of the movement beam welds and related asbestos containment as soon as possible after the Effective Date. In this connection Contributor agrees to utilize the services of CTL Environmental to monitor asbestos levels if the latter's bid for such services is comparable to Contributor's other bids for such work. Contributor shall promptly restore the Property to its condition immediately prior to such investigations. In addition, Contributor agrees not to unreasonably interfere with the use and enjoyment of the Property by Partnership, its agents, representatives, employees or any tenants or other occupants or visitors. Partnership shall have the right, at its option, to cause a representative of Partnership to be present at all inspections, reviews and examinations conducted hereunder. Contributor shall deliver a certificate of insurance to the Partnership demonstrating at least $3,000,000 of liability coverage in effect. Contributor shall indemnify and hold the Partnership and its partners harmless from all losses, costs, expenses and obligations and mechanic's liens in connection with such inspections and testing and any damages or injury in connection therewith by Contributor or its employees, agents or independent contractors. This indemnity shall survive any termination of this Agreement. At the request of Partnership, Contributor shall promptly deliver to Partnership true, accurate and complete copies of any written reports relating to the Property prepared for or on behalf of Contributor by any third party and, in the event of termination hereunder, shall return all documents and other materials furnished to or on behalf of Contributor by Partnership hereunder. Contributor shall keep all information or data received or discovered in connection with any of the inspections, reviews or


                                       9.
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examinations strictly confidential; provided, however, that Contributor shall be entitled to disclose such information to Contributor's attorneys, consultants, accountants and prospective debt and equity financing sources who reasonably need to be informed in connection with Contributor's determinations hereunder.

        (b) From and after the date hereof until Closing, Contributor and its agents shall be afforded full opportunity by Partnership during normal business hours and upon twenty-four (24) hours prior notice to examine all operating books and records that relate to the Property (including all specifications and as-built drawings to the extent they are in Partnership's possession), all building permits, certificates of occupancy, soil reports, engineers' reports and studies, and similar information relating to the Property or its management, operation, maintenance or use, and all warranties and operating manuals that Partnership may have from vendors, contractors or servicing agents with respect to the physical condition of the Property or any portion thereof or the equipment located thereon.

            (c) Contributor shall have until the expiration of Approval Period in which to approve or disapprove the matters referred to in subparagraphs (a) and (b) above. Furthermore, Contributor shall have until the expiration of the Approval Period in which to approve or disapprove of a market and leasing survey of the Property and the surrounding leasing market (including its own economic analysis of the feasibility of the Property for Contributor's particular use thereof). Contributor's disapproval shall be in writing and shall be delivered to Partnership prior to the expiration of the Approval Period. Failure to deliver such written disapproval shall be deemed Contributor's approval of said matters.

      7.    OPERATION OF PROPERTY PENDING CLOSING.

        (a) TENANT LEASES. Partnership has leased portions of the Property to various occupancy tenants. From and after the date of execution of this Agreement and until the Closing Date Partnership shall not enter into any new leases or amend or extend, terminate or accept the surrender of any existing tenancies or approve any subleases without the prior written consent of Contributor (which consent shall not be unreasonably delayed or withheld); provided, however, Partnership shall have the power and authority to enter into leases with terms of one (1) year or less (except to affiliates of the partners of the Partnership) which provide for rent which qualifies as "rents from real property" under IRC Section 856(d) and which require no significant tenant improvement allowance in excess of painting, papering and carpet cleaning from Partnership without Contributor's prior consent. In requesting such consent, Partnership shall inform Contributor in writing of


                                      10.
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the amount, if any, proposed to be required to pay for, or any allowance proposed to be given for, tenant improvement work, any leasing commissions and fees, in connection with such lease and any rent concessions. Also included in the request for consent, shall be Partnership's proposed draft of the lease or amendment agreement. The failure of Contributor to respond within three (3) business days after written request for any such approval shall be deemed to constitute approval. Partnership shall not collect in advance any rent or other sum due under any of the Tenant Leases, except for collection of current rents no more than one month in advance.

            (b) INSURANCE POLICIES. Partnership shall use its best efforts to keep all of the insurance policies covering the Property (or substantially equivalent coverage) in full force and effect between the date of this Agreement and Closing (the "Insurance Policies").

            (c) SERVICE CONTRACTS. Partnership shall have the right to renew or replace Service Contracts that expire prior to Closing or to enter into new Service Contracts for emergency purposes if deemed reasonably necessary by Partnership for any term provided that such Service Contracts are terminable by Partnership or its successors in interest upon not more than thirty (30) days' notice to the service provider.

            (d) PROPERTY MANAGEMENT. Partnership shall maintain the Property in the same manner as prior hereto pursuant to its normal course of business (such maintenance obligations not including extraordinary capital expenditures or expenditures not incurred in such normal course of business), subject to reasonable wear and tear and further subject to destruction by casualty or other events beyond the reasonable control of Partnership.

            (e) RELEASE. On or prior to the Closing, the Partnership shall execute and deliver to the existing General Partners a general release in the form of Exhibit "L":

            (f) ESTABLISHMENT OF RESERVES. The Partnership shall have the right to establish a reserve account of Two Hundred Thousand Dollars ($200,000) for the payment of expenses relating to claims, including the claims set forth on Exhibit "I", as well as for the discharge and/or payment of any such claims, or claims arising out of or in connection with any matters or events which have occurred or facts which came into existence prior to the Closing Date. The establishment of such reserve shall not constitute nor should it be construed to be an admission of any liability whatsoever by the Partnership and/or the General Partners, it being the purpose of said reserve solely to protect against contingencies. Furthermore, such reserve is being established at the request of the existing general partners of the Partnership


                                      11.

and the establishment of such reserve shall not constitute nor shall it be construed to be an acknowledgement or agreement by Contributor as to the adequacy of such reserve. The establishment of such reserve shall in no way limit the obligations of the Partnership, the existing general partners and A.S. Glikbarg and Ed N. Harrison, as applicable, under Sections 8(c), 13(a)(v) and 15(g) hereof.

      8. CONDITIONS PRECEDENT TO CONTRIBUTOR'S OBLIGATION TO CLOSE ESCROW. The obligation of Contributor to consummate the transactions contemplated hereby is subject to the following conditions, inserted for Contributor's sole benefit and that may be waived by Contributor only in writing at its sole option. A failure of a condition precedent shall not constitute a default by the Partnership or any of its partners, other than an intentional default under either clause (a) or clause (d) below. Said conditions are as follows:

            (a) REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The representations and warranties of Partnership contained in Paragraph 13 of this Agreement shall be true on the date of Closing in all material respects as though such representations and warranties were made on and as of such date.

            (b) DELIVERY OF TENANT ESTOPPELS. Partnership shall have delivered to Contributor estoppel letters (the "Tenant Estoppels") from tenants representing 85% of the leased area and from all tenants leasing more than 3,500 square feet in the Improvements in substantially the form of Exhibit "G" attached hereto and forming a part hereof, consistent in all material respects with the information to be provided by Partnership hereunder and certifying inter alia to the effect that there are no defaults by landlord under the lease known to tenant thereunder; that such lease is unmodified except as may be set forth therein and in full force and effect; that there are no defenses or offsets against the landlord known to tenant thereunder; and that rental is current and has not been paid more than one month in advance. In the event the requisite estoppels are not timely provided by the requisite tenants, the General Partners may give estoppels to Contributor and will severally (5/6ths by Ed N. Harrison and 1/6th by A.S. Glikbarg) warrant the accuracy thereof for a period of one year following the Closing; and the foregoing shall satisfy this condition.

            (c) PARKING RIGHTS AGREEMENT. The Partnership shall have entered into a binding and enforceable parking rights agreement ("Parking Rights Agreement") with Harrison Properties ("Harrison Properties") (which currently owns the improved real properties commonly known as 1127 through 1151 Glendon Avenue, Los Angeles, California) memorializing, but limiting the parking rights of Harrison Properties and its


                                      12.

successors in interest, and their tenants and their successors and agents, employees and patrons in the Property substantially in accordance with the draft Parking Rights Agreement attached hereto as Exhibit "M" and incorporated herein by this reference.

            (d) PARKING OPERATOR AGREEMENT. The Partnership shall have caused its present parking garage operator to assign or transfer its rights to operate the parking garage to an independent third party acceptable to Contributor's tax counsel as to real estate investment trust tax matters.

            (e) CLOSING CERTIFICATES FROM PARTNERSHIP AND GENERAL PARTNERS. Partnership and the existing general partners thereof shall have delivered a Closing Certificate to Contributor certifying to Contributor that, as of the Closing Date, there are no unsecured liabilities of the Partnership, absolute or contingent, which are in excess of $25,000 in the aggregate and which (1) have not been disclosed to Contributor during the Approval Period and (2) have not been adequately provided for out of the Partnership's existing capital resources, accounts receivable, insurance coverage and the Capital Contribution of Contributor; provided that the existing General Partners shall be severally liable for said Closing Certificate as follows: A.S. Glikbarg shall be liable as to one-sixth and Ed N. Harrison shall be liable as to five-sixths.

            (f) COMPLIANCE WITH THIS AGREEMENT. Partnership shall have performed and complied with in all material respects all agreements and conditions required by this Agreement to be performed or complied with by it on or prior to Closing.

            (g) TITLE POLICY. Title Company shall be ready, willing and able to issue the Title Policy required by Paragraph 4(b).

            (h) CHANGE IN CONDITION. Subject to the provisions of Paragraphs 15(a) and 15(b) hereof, there shall exist no damage, destruction or condemnation of the Property in excess of the threshold amounts, respectively, provided in such Paragraphs prior to Closing,

            (i) All required parties shall have signed the Amended and Restated Partnership Agreement.

      9. CONDITIONS PRECEDENT TO PARTNERSHIP'S OBLIGATION TO CLOSE ESCROW. The obligation of Partnership to consummate the transactions contemplated hereby is subject to the following conditions, inserted for Partnership's sole benefit and that may be waived solely by Partnership only in writing at its sole option. Said conditions are as follows:


                                      13.

            (a) APPROVAL OF LIMITED PARTNERS. The partners of the Partnership and Unsecured Noteholders (as hereinafter defined in Section 13(a)(iv)(e)) shall have unanimously approved the transactions contemplated by this Agreement prior to the expiration of the Approval Period. Failure to obtain approval of the Partners and the Unsecured Noteholders (other than A.S. Glikbarg and Ed N. Harrison) shall not be a default under this Agreement.

            (b) REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The representations and warranties of Contributor contained in this Agreement, or in any certificate or document signed by Contributor pursuant to the provisions hereof, shall be true on and as of Closing in all material respects as though such representations and warranties were made on and as of such date.

            (c) DELIVERY OF CAPITAL CONTRIBUTION AND DOCUMENTS. Contributor shall have delivered all funds and documents to Escrow Holder required by it hereunder to enable it to close the Escrow.

            (d) COMPLIANCE WITH THIS AGREEMENT. Contributor shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it on or prior to Closing.

            (e) EXECUTION OF PARTNERSHIP AGREEMENT. All required parties shall have signed the Amended and Restated Partnership Agreement.

      10. REMEDY OF CONTRIBUTOR AND PARTNERSHIP UPON DEFAULT.

            (a) REMEDIES OF CONTRIBUTOR. In the event that Partnership defaults and fails to keep and perform each and every obligation, covenant and agreement herein by Partnership to be kept or performed, then Contributor may, except as otherwise provided in this Agreement, pursue such rights it may have against Partnership and the Property either at law or in equity.

            (b) REMEDY OF PARTNERSHIP. THE PARTIES HERETO, BEFORE ENTERING INTO THIS TRANSACTION, HAVE BEEN CONCERNED WITH THE FACT THAT SUBSTANTIAL DAMAGES WILL BE SUFFERED BY PARTNERSHIP IF CONTRIBUTOR SHOULD WRONGFULLY FAIL TO MAKE THE CAPITAL CONTRIBUTION TO THE PARTNERSHIP. WITH THE FLUCTUATION IN VALUE OF REAL PROPERTY, THE CURRENT AND HIGHLY UNPREDICTABLE STATE OF THE ECONOMY, THE FLUCTUATING MONEY MARKET FOR REAL ESTATE LOANS OF ALL TYPES, AND OTHER FACTORS THAT DIRECTLY AFFECT THE VALUE AND MARKETABILITY OF THE PROPERTY, IT IS REALIZED BY THE PARTIES THAT IT WOULD BE EXTREMELY DIFFICULT AND IMPRACTICABLE, IF NOT IMPOSSIBLE, TO ASCERTAIN WITH ANY DEGREE OF CERTAINTY PRIOR TO SIGNING THIS



                                      14.

AGREEMENT THE AMOUNT OF DAMAGES THAT WOULD BE SUFFERED BY PARTNERSHIP IN THE EVENT OF CONTRIBUTOR'S WRONGFUL FAILURE TO MAKE THE CAPITAL CONTRIBUTION TO THE PARTNERSHIP. THE PARTIES, HAVING MADE DILIGENT BUT UNSUCCESSFUL ATTEMPTS TO ASCERTAIN THE ACTUAL COMPENSATORY DAMAGES PARTNERSHIP WOULD SUFFER IN THE EVENT OF CONTRIBUTOR'S WRONGFUL FAILURE TO CONTRIBUTE THE CAPITAL TO THE PARTNERSHIP AS REQUIRED IN THIS AGREEMENT, HEREBY AGREE THAT THE REASONABLE ESTIMATE OF SAID DAMAGES IS AN AMOUNT EQUAL TO THE DEPOSIT; AND IN THE EVENT OF CONTRIBUTOR'S WRONGFUL FAILURE TO CONTRIBUTE THE CAPITAL TO THE PARTNERSHIP AS REQUIRED IN THIS AGREEMENT, PARTNERSHIP SHALL BE ENTITLED TO RECEIVE AND RETAIN THE DEPOSIT AS FULL LIQUIDATED DAMAGES, AND THAT PAYMENT OR TENDER TO PARTNERSHIP BY CONTRIBUTOR OF SUCH AMOUNT SHALL, EXCEPT AS SET FORTH IN PARAGRAPHS 6 AND 16(F), TERMINATE ALL OF PARTNERSHIP'S RIGHTS AND REMEDIES AT LAW OR IN EQUITY AGAINST CONTRIBUTOR WITH RESPECT TO SUCH FAILURE TO PERFORM.

            /s/ ASG ENH             /s/ VJC
            ---------------         ---------------
            PARTNERSHIP'S           CONTRIBUTOR'S
            INITIALS                INITIALS

      11.   CLOSING PROCEDURE.

            (a) At least one business day prior to the date of Closing, Contributor shall have delivered to Escrow Agent counterpart executed originals of the following documents and the following sums of money required to be delivered by Contributor hereunder:

                    (i) The Capital Contribution in the manner set forth in Paragraph 2(a);

                   (ii) Such funds as may be necessary to comply with Contributor's obligations hereunder regarding prorations, costs and expenses;

                  (iii) Signed counterparts of the Restated Partnership Agreement and an Amended Certificate of Limited Partnership; and

                   (iv) Signed counterparts of a Liability Agreement between A.S. Glikbarg, Ed N. Harrison and Contributor in the form of Exhibit "H" attached hereto and made a part hereof.

            (b) At least one business day prior to the date of Closing, Partnership and its Pre-Closing Partners shall have delivered or caused to be delivered to Escrow Agent the following:


                                      15.

                    (i) Such funds and agreements regarding conversion of accrued interest to capital of the Partnership as may be necessary to comply with such Pre-Closing Partners' obligations hereunder regarding their capital accounts;

                   (ii) Signed counterparts of the Restated Partnership Agreement and an Amended Certificate of Limited Partnership;

                  (iii) Signed counterparts of a Liability Agreement between A.S. Glikbarg, Ed N. Harrison and Contributor in the form of Exhibit "H" attached hereto and made a part hereof;

                   (iv) To the extent they are in Partnership's possession, a complete set of all plans, specifications and as-built drawings, and all building permits, certificates of occupancy, third-party soil reports, and environmental reports and studies relating to the Improvements; and

                    (v) To the extent in the Partnership's possession, all warranties and operating manuals that Partnership may have from vendors, contractors or servicing agents with respect to the physical condition of the Property or any portion thereof or the equipment located thereon.

            (c) Upon delivery of the foregoing sums and documents, Escrow Agent shall (i) cause the Amended Certificate of Limited Partnership to be filed for record in the Official Records of the Secretary of State of the State of California, (ii) cause the Title Company to issue immediately the Title Policy, and (iii) disburse the Capital Contribution for the benefit of the Partnership in accordance with Paragraph 13(a)(iv) below.

      12.   COSTS AND PRORATIONS.

            (a) PRORATIONS. All revenues, income, receivables, costs, expenses and payables of the Property shall be apportioned equitably between the Partnership prior to admission of the Contributor and the Partnership as amended with the admission of the Contributor as of Closing on the basis of the actual number of days in a particular month, and with respect to the items enumerated below where a particular manner of apportionment is provided, then apportionment of such item shall be made in such manner. The obligation to make apportionments shall survive Closing. Without limitation, the following items shall be so apportioned:

                    (i) Monthly rents (but not free rent or concessions) and percentage rent and "passthroughs" of real estate taxes and operating expenses due from occupancy tenants under Tenant Leases, as and when collected. If at Closing


                                      16.

there are any past due rents or charges owed by occupancy tenants, they shall not be prorated until received. To the extent Partnership receives amounts on account of Tenant Leases on or after the Closing Date, such payments shall be applied first toward then current rent owed to the Partnership for the period after the Closing in connection with the applicable Tenant Lease for which such payments are received, and any excess monies received shall be applied toward the payment of any delinquent rents and applied among the prior partners as determined by A. S. Glikbarg and Ed N. Harrison. Contributor may not cause the Partnership to waive any delinquent rents nor modify a Tenant Lease so as to reduce or otherwise affect amounts owed thereunder for any period in which Partnership is entitled to receive its share of charges or amounts without first obtaining the written consent of the former general partners of the Partnership;

                   (ii) Real estate and personal property taxes and any special assessments, taking into consideration discounts for the earliest permitted payment, based upon the latest previous tax levies. Such items shall be reapportioned outside of and following the Close of Escrow between Partnership prior to the admission of the Contributor and the Partnership as amended with the admission of the Contributor if current tax rates differ from the latest previous tax rates as soon as the same are known. Partnership agrees that to the extent any additional taxes, assessments or levies are imposed, assessed or levied against the Property, or any portion thereof, at any time subsequent to Closing but with reference to any period prior thereto, the Pre-Closing Partners (as hereinafter defined) shall promptly pay such additional assessments or levies from their own resources. No additional taxes shall be payable by the Pre-Closing Partners pursuant to this paragraph 12(a)(ii) to the extent that such additional taxes arise because of the transactions contemplated in this Agreement. Similarly, if tax refunds become payable for periods prior to the Closing, such amounts (subject to adjustments for the potential claims of occupancy tenants that paid tax increases by way of rent escalations to Partnership) shall be promptly paid over to the Pre-Closing Partners. In the event that any assessments on the Property are payable in installments, then the installment for the current period shall be prorated (with Contributor assuming the obligation to pay any installment due after the Closing Date). For the purpose of this Agreement the term "Pre-Closing Partners" shall refer to all of the partners of Partnership immediately prior to the Closing contemplated by this Agreement;

                  (iii) Security Deposits, plus accrued interest, if any, payable thereon to tenants, and any other deposits and prepaid rent, shall be credited (or assigned) to the Partnership, as amended with the admission of the Contributor;


                                      17.

                   (iv) Utility charges levied against Partnership or the Property;

                    (v) Service Contracts on the basis of the charge or premium for the period involved;

                   (vi) Tenant improvements costs and leasing commissions for leases signed after the Effective Date if approved by Contributor in accordance with Paragraphs 7(a) and 7(b); and

                  (vii) All other operating expenses incurred in the management and operation of the Property.

No insurance policies shall be assigned hereunder, and accordingly there shall be no proration of insurance premiums.

            (b) EXPENSES OF CLOSING. The expenses of Closing shall be paid in the following manner:

                    (i) Partnership prior to the admission of Contributor shall pay:

                       (1) The cost of securing the CLTA standard coverage portion of the Title Policy that is attributable to the required ALTA Owner's coverage; and

                       (2)  One-half of Escrow Agent's Escrow Fee;

                (ii) The Partnership, as amended with the admission of the Contributor shall pay:

                       (1) The cost of the Preliminary Title Report and the cost of any Escrow or Title cancellation charges in the event that the transaction fails to close through no fault of the Partnership and, if Closing does occur, that portion of the cost of the Title Policy that is not to be paid by Partnership pursuant to Subsection (b)(i)(1) above and the cost of the ALTA Survey;

                       (2) The cost of filing the Amended Certificate of Limited Partnership;

                       (3) One half of Escrow Agent's Escrow fee; and

                       (4) The cost and expense of conducting the seismic investigation of the welds of the moment beams and the related asbestos containment; provided, however, if Contributor timely objects during the Approval Period to the physical condition of the Improvements based upon such investigation and this Agreement is terminated solely on account thereof, Partnership agrees to


                                      18.

      reimburse Contributor for one-half of such costs and expenses.

All other Closing fees and expenses, including, but not limited to, the parties' legal expenses, accounting and consulting fees, and other incidental expenses in connection with this transaction shall be borne by the Partnership or by Contributor, as applicable, who incurred the same.

       13.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF PARTNERSHIP.

            (a) Partnership hereby makes the following representations, warranties and covenants, each of which is deemed to be material and each of which is stated by Partnership to be true and correct on the date hereof and on the Closing Date and each of which shall be guaranteed severally by A.S. Glikbarg as to one-sixth (1/6th) and Ed N. Harrison as to five-sixths (5/6ths) (said several liability of A.S. Glikbarg as to 1/6th and Ed N. Harrison as to 5/6ths being their respective liability under said guaranty and their respective liability as General Partners of the Partnership) and shall survive the Closing for a period of one (1) year except for the representations in subparagraph
(vii) below, which shall survive until the expiration of the applicable statute of limitations:

                    (i) Partnership has no knowledge of any:

                        (1)   materially incorrect income or expense
figures in any financial statements prepared by or for Partnership and delivered to Contributor regarding the Property;

                        (2)   claim, litigation or administrative
action, arbitration, proceeding pending before any court, agency or official, nor any such claim or action threatened in writing, relating to the Partnership or the Property or with respect to the validity of any statutes, ordinances, regulations or restrictions or any permits, certificates or approvals thereunder relating to the construction of any Improvements on the Property or the operation thereof except as disclosed in Exhibit "I" attached hereto;

                        (3) outstanding contingent (and undisclosed) liabilities affecting the Property or the Partnership (excluding matters attributable to the physical condition of the Property or as disclosed in Exhibit "I" attached hereto); and

                        (4) written notice of violations of City, County, State, Federal, building, zoning, fire or health


                                      19.

codes, regulations or ordinances, served or issued against the Property except as disclosed in Exhibit "I" attached hereto.

                    (ii) The Tenant Leases, Service Contracts, the Rent Roll of the Property and the list of Offsite Parking Rights attached as Exhibit "K" hereto submitted to Contributor by Partnership for approval pursuant to Paragraph 5 above, or otherwise, shall be true, correct and complete in all material respects as of the date of submission thereof, and as thereafter supplemented by supplements or additions, approved in writing by Contributor, on or before Closing. Notwithstanding anything to the contrary contained herein, Partnership shall have no obligation or liability to Contributor with respect to any of the foregoing lease matters which shall be confirmed as correct in any tenant estoppel certificate delivered to Contributor as provided in this Agreement;

                  (iii) The operating financial information prepared by Partnership and delivered to Contributor with respect to the Property, consisting of Statements of Operations for the calendar year ended December 31, 1995, December 31, 1996 and for the current calendar year are true and correct in all material respects;

                   (iv) The Capital Contribution shall be utilized by the Partnership, as follows:

                        (a) To retire the Partnership's secured indebtedness to the A.S. Glikbarg Foundation (approximately $193,550);

                        (b) To retire the Partnership's secured indebtedness to Belmont Memorial Park Corporation of California (assigned to and owned by A.S. Glikbarg and Fred Appleford, approximately $298,005 and $99,335, respectively);

                        (c) To retire the Partnership's secured indebtedness to the Johnston Family Trust (approximately $1,787,473);

                        (d) To fund the Partnership's share of all costs, fees, charges and expenses attributable to the Partnership in connection with the consummation of the transactions contemplated by this Agreement; and

                        (e) To fund, pay or establish reserves for all of the Partnership's unsecured indebtedness or other expenses and liabilities including that portion owed to Ed N. Harrison, Elisa Wiley Harrison, A.S. Glikbarg Defined Benefit Pension Trust, Johnny Ruth Harrison and Christine Oien (collectively, the "Unsecured Noteholders"), as designated by the current general partners of the Partnership.


                                      20.

                    (v) There are no unsecured liabilities of the Partnership, absolute or contingent (excluding those relating to the physical condition of the Property), which have not been disclosed to Contributor and which as of the Closing will have not been adequately provided for out of the existing capital, receivables and reserves of the Partnership or from the Capital Contribution;

                   (vi) As used in this Agreement, "to Partnership's knowledge" or other similar knowledge limitations as to Partnership shall mean the actual knowledge, without any duty to investigate, of A.S. Glikbarg, Heidi Glikbarg and Ed N. Harrison; and

                  (vii) The Partnership (a) has filed all tax returns and reports required to be filed by it and all such returns and reports are accurate in all material respects; (b) except as set forth on Exhibit J attached hereto, has paid all taxes required to be paid by it; (c) is a domestic entity which has at all times had at least two partners; (d) has not filed Form 8832, or otherwise elected pursuant to Treasury Regulation 301.7701-3(c), to be treated as an association taxable as a corporation; (e) has, with respect to all periods prior to January 1, 1997, claimed to be classified as a partnership and not as an association taxable as a corporation and has had reasonable basis to claim such classification; (f) except as set forth on Exhibit J, has not received notice, and no partner of the Partnership has received notice, that the classification of the Partnership was or would be under examination, or that the Partnership is deficient in the payment of taxes, and the Partnership and such partners have no knowledge of any facts or circumstances which present a material risk of any challenge of the Partnership's classification as a partnership for tax purposes; and (g) has been treated as a partnership (and not as an association, publicly traded partnership or other entity taxable as a corporation) for federal and California income tax purposes at all times during its existence.

            (b) Notwithstanding anything contained in Paragraphs 5(a) or 13(a) to the contrary, Partnership is neither responsible nor liable for any representation or warranty, either expressed or implied, guaranty, promise or other information pertaining to the Property or the Improvements made or furnished to Contributor by any broker representing or purporting to represent Partnership.

      14. REPRESENTATIONS AND WARRANTIES OF CONTRIBUTOR. Contributor hereby makes the following representations and warranties, each of which is deemed to be material and each of which is stated by Contributor to be true and correct on the date hereof:


                                      21.

            (a) Contributor has full legal power and authority to enter into and perform this Agreement in accordance with its terms. This Agreement constitutes the valid and binding obligation of Contributor, enforceable in accordance with its terms, except as such enforcement may be affected by bankruptcy, insolvency and other laws affecting the rights of creditors generally. The execution, delivery and performance of this Agreement and all documents in connection therewith are not in contravention of or in conflict with any agreement or undertaking to which Contributor is a party or by which Contributor may be bound or affected; and

            (b) The execution and delivery of this Agreement and the payment and performance by Contributor of its payments and obligations hereunder require no further action or approval in order to constitute this Agreement as a binding and enforceable obligation of Contributor, and all such actions have been duly taken by Contributor.

            (c) As of the expiration of the Approval Period and as of the Closing Date (i) Contributor will have received and reviewed all materials provided to Contributor by Partnership pursuant to Sections 4 and 5 above (collectively, the "Due Diligence Materials"), (ii) Contributor will have inspected the Property, (iii) Contributor will have made such investigation of the information contained in the Due Diligence Materials as it deems appropriate, and (iv) Contributor is satisfied based upon its examination of the Due Diligence Materials and its investigation of all other aspects of the Property which Contributor deems material to its contribution, including, without limitation, the condition of title to the Property, the zoning of the Property, the condition and physical aspects of all structures located on the Real Property (including the Improvements) and the presence or absence of Hazardous Substances on the Property. Except as specifically set forth in Paragraph 13, (i) the Partnership and its current partners have made no warranties, representations or promises concerning the Property and (ii) the Contributor is becoming a general partner of the Partnership and is making its Contribution on as "AS IS, WHERE IS, WITH ALL FAULTS" basis.

      15.   GENERAL COVENANTS AND AGREEMENTS OF CONTRIBUTOR AND PARTNERSHIP.

            (a) DAMAGE TO OR DESTRUCTION OF PROPERTY PRIOR TO CLOSING; RISK OF LOSS. If prior to Closing, the Property shall sustain damage caused by fire or other casualty that is insured and that would cost Two Hundred Fifty Thousand Dollars ($250,000) or more to repair or if any uninsured loss or casualty occurs that would cost One Hundred Fifty Thousand Dollars ($150,000) or more to repair, either Partnership or Contributor may respectively elect to terminate this Agreement


                                      22.

by written notice to the other within fifteen days after notice of such event, or at Closing, whichever is earlier. If neither Partnership nor Contributor so elects to terminate its obligations under this Agreement, or if the loss or casualty would cost less than Two Hundred Fifty Thousand Dollars ($250,000) with respect to an insured casualty and One Hundred Fifty Thousand Dollars ($150,000 with respect to an uninsured casualty to repair, the Closing shall take place as provided herein and Contributor shall inure to the Partnership's rights to insurance proceeds with respect to any unrepaired damage (including any rental loss proceeds for periods after the Closing), loss or casualty in question. Partnership shall retain all interest in and to the insurance proceeds that may be payable to Partnership on account of repaired and completed damage, but Partnership shall have no obligation of repair or replacement.

            (b) CONDEMNATION OF PROPERTY PRIOR TO CLOSING. In the event that the Property or any part thereof becomes the subject of a condemnation proceeding other than of a minor immaterial nature prior to Closing, Partnership agrees to immediately advise Contributor thereof. In the event of such condemnation, Contributor shall have the option to (1) have the Closing take place in accordance with the terms and conditions of this Agreement and negotiate with the said condemning authority for the condemnation award and receive the benefits thereof without affecting the Capital Contribution, or (2) terminate this Agreement and declare its obligations thereunder null and void and of no further effect, in which event all sums theretofore paid to Partnership or to Escrow Agent hereunder shall be returned to Contributor as set forth herein. Notice of the exercise of such option hereunder shall be in writing, delivered to Partnership at the address set forth in Paragraph 16(g) of this Agreement (or such other address as Partnership may have theretofore designated in writing) at least two days prior to Closing.

            (c) BROKERS' COMMISSIONS. Partnership warrants that Partnership did not negotiate with respect to the purchase of the Property through any broker, agent, finder, affiliate or other third party other than the Seeley Company (David Norcott) ("Broker") or incur any liability, contingent or otherwise, for brokerage or finder's fees or agent's commissions or other like payments in connection with this Agreement, or the transactions contemplated hereby. Partnership agrees to pay at Closing to Broker the commission due it in connection with the within transaction and Partnership hereby agrees to indemnify Contributor against and hold Contributor harmless from any and all claims, demands, causes of action or damages resulting from any breach of this warranty. Contributor hereby warrants that Contributor did not negotiate through any broker, agent, finder, affiliate or other third party other than Broker or incur any liability,


                                      23.

contingent or otherwise, for any such brokerage or finder's fees, agent's commissions or other like payments, in connection with this Agreement, and hereby agrees to indemnify Partnership and its partners against and hold Partnership and its partners harmless from any and all claims, demands, causes of action or damages resulting from any breach of this warranty. This provision shall survive Closing.

            (d) FURTHER ASSURANCES PRIOR TO CLOSING. Partnership and Contributor shall, prior to Closing, execute any and all documents and perform any and all acts reasonably necessary, incidental or appropriate to effect the contribution to the Partnership and the Restated Partnership Agreement contemplated in this Agreement.

            (e) TIME OF ESSENCE. Time shall be of the essence with respect to the obligations of the parties hereunder.

            (f) WAIVERS, AMENDMENTS AND MODIFICATIONS OF PROVISIONS. Waivers, amendments or modifications of any term or condition of this Agreement must be in writing signed by the party against whom such waiver is sought to be enforced. No waiver by any party of any breach hereunder shall be deemed a waiver of any other or subsequent breach.

            (g)   INDEMNIFICATION.

                    (i) Third Party Claims. Partnership and its existing general partners severally, shall protect, defend and indemnify Contributor against and hold Contributor harmless from any and all loss, cost, damage, claim, liability or expense, including court costs and reasonable attorneys' fees (collectively, "Damages"), for third party claims against the Partnership including former employees, governmental claims for taxes and unsatisfied liabilities arising out of or in connection with any matters or events which have occurred or facts which came into existence prior to the Closing Date (including any personal injury or property damage or claim of personal injury or property damage of any kind whatsoever, including death, to property or persons, including employees of Partnership prior to the Closing Date) or which would have come into existence with notice or the passage of time or both, prior to the Closing Date unless caused by Contributor, except to the extent covered by insurance proceeds on policies maintained by the Partnership. This covenant shall survive Closing. Any liability of the existing General Partners under this indemnity shall be several and A.S. Glikbarg shall be liable as to one-sixth and Ed N. Harrison shall be liable as to five-sixths.

                   (ii) Defense of Claims. If and to the extent the existing General Partners (collectively, the "General Partner Indemnitors" and each individually a "General Partner


                                      24.

Indemnitor") are liable for any claim for Damages (a "Claim") pursuant to this
Section 15(g), Contributor shall give written notice to each General Partner Indemnitor as soon as practicable after Contributor becomes aware of any fact, condition or event which may give rise to Damages for which indemnification may be sought under this Section 15(g). If any lawsuit or enforcement action is filed against the Partnership, written notice thereof shall be given to each General Partner Indemnitor as promptly as practicable (and in any event within fifteen (15) calendar days after the service of the citation or summons). The General Partner Indemnitors shall be entitled, if they so elect, (A) to take control of the defense and investigation of such lawsuit or action, (B) to employ and engage attorneys of their own choice to handle and defend the same, at the General Partner Indemnitors' cost, risk and expense, and (C) to compromise or settle such Claim in their sole discretion. The General Partner Indemnitors shall not be liable for any settlement of any lawsuit or action affected without their written consent. The provisions of this paragraph 15(g)(ii) shall not apply to tax matters, which shall be governed by paragraph 15(j) and the Partnership Agreement.

                  (iii) Cooperation. Contributor shall cooperate in all reasonable aspects with the General Partner Indemnitors and their attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. The parties shall cooperate with each other in any notifications to insurers.

            (h) USE OF RESERVES FOR PARTNERSHIP LIABILITIES. At the Closing, cash in the amount of any Partnership reserves for liabilities that were established prior to the Closing (including without limitation the reserve account established pursuant to Section 7(f) hereof) shall be placed in a separate trust account (the "Reserve Trust Account") of which the then acting trustee of the Glikbarg Trust and the ten-acting trustee of the Harrison Trust ("Trustees") shall be the sole signatories. Trustees shall have the sole right to control the use of the funds in the Reserve Trust Account, including without limitation the use of such funds for the payment of expenses relating to such liabilities and to the discharge of any such liabilities. In addition, if a specific liability (including without limitation any of the claims listed on Exhibit I) is ultimately discharged for less than the entire amount reserved for such liability, then Trustees shall have the sole right to control the disposition of funds in the Reserve Trust Account equal to the unused amount reserved for such liability, which disposition shall be made consistent with the obligations among the Pre-Closing Partners. In the event the funds in the Reserve Trust Account are insufficient to discharge all of the Obligations of the


                                      25.

Partnership, the existing general partners and A.S. Glikbarg and Ed N. Harrison under Sections 8(e), 13(a)(v) and 15(g) hereof, the Partnership, the existing general partners and A.S. Glikbarg and Ed N. Harrison, as applicable, shall remain liable under said Sections 8(e), 13(a)(v) and 15(g) to the extent so provided therein.

            (i) OFFICES. The parties agree that A.S. Glikbarg, Ed N. Harrison and Heidi Glikbarg shall be permitted to continue to occupy their current offices at the Property and to use their currently used storage facilities at the Property for a period of ninety (90) days after the Closing on a rent-free basis.

            (j) 1997 INCOME TAX RETURNS. At least (30) days prior to the due date for such returns, including any extensions, Contributor shall deliver to A.S. Glikbarg and Ed N. Harrison drafts of the Partnership's 1997 federal and California income tax returns (collectively, the "1997 Tax Returns") for their review and comment. Contributor agrees to reasonably consider and to reasonably take into account the views expressed by Glikbarg and Harrison.

            (k) 1997 ASBESTOS REPORTS. At least thirty (30) days prior to the due date for such reports, Contributor shall deliver to A.S. Glikbarg and Ed N. Harrison drafts of any and all asbestos reports that the Partnership is required to file with any governmental agency with respect to all or any portion of 1997, including without limitation Verification Questionnaire, FEE Summary Sheet and Manifest FEE Calculation Sheet (State of California, California EPA), State of California Board of Equalization Hazardous Waste Generator Fee and Waste Reporting Surcharge Fee Return, for their review and comment. Contributor agrees to reasonably consider and to reasonably take into account the views expressed by Glikbarg and Harrison.

      16.   MISCELLANEOUS PROVISIONS.

            (a) SUCCESSORS AND ASSIGNS. Subject to the provisions hereof, the terms and provisions hereof shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

            (b) MEANING OF TERMS. When necessary herein, all terms used in the singular shall apply to the plural and vice versa; and all terms used in the masculine shall apply to the neuter and feminine genders.

            (c) ENTIRE AGREEMENT. This Agreement and all exhibits hereto and all agreements executed pursuant hereto and the Restated Partnership Agreement is the entire agreement between the parties hereto with respect to the subject matter


                                      26.

hereof and supersedes all prior agreements between the parties hereto with respect thereto. No claim of waiver, modification, consent or acquiescence with respect to any of the provisions of this Agreement shall be made against either party, except on the basis of a written instrument executed by or on behalf of such party.

            (d) GOVERNING LAW. This Agreement is to be governed by and construed in accordance with the internal laws of the State of California.

            (e) PARAGRAPH HEADINGS. The headings of the several paragraphs of this Agreement are inserted solely for convenience of reference and are not a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof.

            (f) ATTORNEYS' FEES. If either Partnership or Contributor shall obtain legal counsel and bring an action or proceeding against the other by reason of an alleged breach of any covenant, provision or condition hereof, or otherwise arising out of this Agreement, the unsuccessful party shall pay to the prevailing party reasonable attorneys' fees, which shall be payable whether or not any proceeding is prosecuted to judgment or award. The term "prevailing party" shall include a party (i) who brings an action or proceeding against the other by reason of the other's breach or default and obtains substantially the relief sought by judgment or award or (ii) who successfully defends an action or proceeding brought by the other party and against whom no material damages or specific performance are awarded.

            (g) NOTICES. All notices, requests and other communications hereunder shall be in writing and shall be personally delivered or, in the alternative, deposited with (1) the United States Postal Service, Certified Mail with Return Receipt Requested, with postage prepaid or (2) Federal Express or other overnight air freight forwarder for delivery the next business day or (3) by facsimile transmission during normal business hours on regular business days to the following addresses:

     Partnership:                Westwood Center
                                 1100 Glendon Avenue
                                 Suite 1400
                                 Los Angeles, CA 90024
                                 Attn: A. S. Glikbarg
                                 FAX (310) 208-5804


                                      27.

     With a copy to:             Sanders, Barnet, Goldman,
                                   Simons & Mosk
                                 1901 Avenue of the Stars
                                 Suite 850
                                 Los Angeles, CA 90067
                                 Attn: Kenneth Goldman, Esq.
                                 FAX (310) 553-2435

     Contributor:                Arden Realty, Inc.
                                 9100 Wilshire Boulevard
                                 Suite 700 East
                                 Beverly Hills, CA 90212
                                 Attn:  Mr. Richard S. Ziman
                                 FAX (310) 246-2941

     With a copy to:             Troy & Gould
                                 1801 Century Park East
                                 16th Floor
                                 Los Angeles, CA 90067
                                 Attn:  Kenneth R. Blumer, Esq.
                                 FAX (310) 201-4746

     Escrow Agent:               Commerce Escrow Company
                                 1585 Wilshire Boulevard
                                 Suite 600
                                 Los Angeles, CA 90017
                                 Attn:  Mark Minsky
                                 FAX (213) 484-0417

     If to A.S. Glikbarg:        A.S. Glikbarg, Trustee u/d/t
                                 dated September 6, 1987
                                 establishing the A.S. Glikbarg
                                 Family Trust
                                 375 Fordyce Road
                                 Los Angeles, CA 90049
                                 FAX (310) 476-9691

     With a copy to:             Hal Coskey, Esq.
                                 Coskey & Baldridge
                                 1801 Century Park East
                                 Suite 1600
                                 Los Angeles, CA 90067
                                 FAX (310) 277-9704

     If to Ed N. Harrison:       Ed N. Harrison, Trustee of the
                                 Ed N. Harrison Separate Property
                                 Trust u/d/t dated August 18, 1987
                                 c/o Edward Landry, Esq.
                                 Musick, Peeler & Garrett
                                 One Wilshire Boulevard, #2000
                                 Los Angeles, CA 90017-3321
                                 FAX (213) 624-1376


                                      28.

All notices, requests and other communications may be sent by legal counsel for the party and shall be effective (1) upon delivery, (2) on the date of acknowledgment or other evidence of actual receipt or (3) two (2) business days following deposit with the U.S. Postal Service, with postage prepared and properly addressed.

            (h) SEVERABILITY. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

            (i) FURTHER ASSURANCES ON OR AFTER CLOSING. Each party hereto agrees to do all acts and things and to make, execute and deliver such written instruments as shall be reasonably necessary to carry out the terms and provisions of this Agreement. This covenant of further assurances shall survive Closing.

            (j) OTHER PARTIES. Nothing in this Agreement shall be construed as giving any person, firm, corporation or other entity, other than the parties hereto, their successors and permitted assigns, any right, remedy or claim under or with respect to this Agreement or any provision hereof.

            (k) CONFIDENTIALITY. Partnership and Contributor agree that it is in both of their best interests to keep this Agreement and all information concerning the Property confidential until Closing. Prior to Closing, Partnership and Contributor each agrees that except to the extent required by The Securities Act of 1933, The Securities and Exchange Act of 1934, and the rules and regulations promulgated thereunder, the rules of the New York Stock Exchange or any underwriting agreement to which Contributor is a party, neither shall take any action nor conduct itself in any fashion that would disclose to third parties unrelated to Contributor, its acquisition or intended ownership and operation of the Property, any aspect of the contemplated transaction. After Closing, neither party shall make any public announcement of the transaction that has not been approved in advance and in writing by the other party, such approval not to be unreasonably delayed or withheld.

            (l) CONDITION OF PROPERTY. Contributor acknowledges that it will inspect and examine the Property and, except as expressly provided in this Agreement, will rely solely on its own investigation of the Property and not on any information provided or to be provided by or on behalf of Partnership. Except as otherwise expressly provided in this Agreement, the Contributor is making its Contribution to the Partnership and is becoming a general partner in the


                                      29.

Partnership on an "AS IS" "WHERE IS" and "WITH ALL FAULTS" basis. Contributor acknowledges that in consideration of entering into this Agreement, that, except as expressly provided in this Agreement, Partnership makes no warranty or representation, with respect to the Property, or any portion thereof, express or implied, or arising by operation of law, including, but not limited to, any warranty of condition (physical, environmental or otherwise), title (other than the limited warranties of title contained in the grant deed), habitability or fitness for a particular purpose or otherwise.

            (m) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed an original; such counterparts shall together constitute but one agreement.

            (n) FACSIMILE SIGNATURES. Contributor and Partnership each (i) has agreed to permit the use, from time to time and where appropriate, of telecopied signatures in order to expedite the transaction contemplated by this Agreement,
(ii) intends to be bound by its respective telecopied signature, (iii) is aware that the other party will rely on the telecopied signature, and (iv) acknowledges such reliance and waives any defenses to the enforcement of the documents and notices effecting the transaction contemplated by this Agreement based on the fact that a signature or notice was sent by telecopy.


                                      30.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first hereinabove written.

      PARTNERSHIP:            WESTWOOD CENTER
                              a California limited partnership,

                              By: /s/ A. S. Glickbarg
                                  ----------------------------------------------
                                  Name:  A. S. Glikbarg, Trustee of
                                         the A. S. Glikbarg Family
                                         Trust
                                  Title: General Partner

                              By: /s/ Ed N. Harrison
                                  ----------------------------------------------
                                  Name:  Ed N. Harrison, Trustee of
                                         the Ed N. Harrison Separate
                                         Property Trust
                                  Title: General Partner

                              Dated:
                                   ---------------------------------------------

      CONTRIBUTOR:            ARDEN REALTY LIMITED PARTNERSHIP,
                              a Maryland limited partnership

                              By: Arden Realty, Inc.,
                                  a Maryland corporation,
                                  Its General Partner

                                  By:    /s/ Victor J. Coleman
                                         ---------------------------------------
                                         Name:  Victor J. Coleman
                                         Title: President

                             Dated:
                                   ---------------------------------------------

      GUARANTORS SEVERALLY
      AS TO PARAGRAPHS
      8(b), 8(e), 13(a)
      AND 15(g):              /s/ A. S. Glickbarg
                              --------------------------------------------------
                              A.S. Glikbarg

                              /s/ Ed N. Harrison
                              --------------------------------------------------
                              Ed N. Harrison

                              Dated:
                                   ---------------------------------------------


                                      31.

      The undersigned hereby executes this Agreement to evidence its agreement to act as Escrow Holder in accordance with the terms of this Agreement.

AGREED AND ACCEPTED:

Escrow Agent:

COMMERCE ESCROW COMPANY


By: /s/ Mark Minsky
    ----------------------
    Name:  Mark Minsky
    Title: Vice President


                                      32.

                                LIST OF EXHIBITS

      A.    Legal Description

      B.    List of Partnership and Amendments

      C.    Amended and Restated Partnership Agreement

      D.    Tenant Leases ("Rent Roll")

      E.    Service Contracts

      F.    Intentionally Deleted

      G.    Tenant Estoppel Form

      H.    Liability Agreement

      I.    List of Actions, Citations and Claims Pending Against
            Partnership

      J.    Open Tax Matters

      K.    Offsite Parking Rights

      L.    General Release

      M.    Parking Rights Agreement


                                      33.

                                    EXHIBIT A

                                LEGAL DESCRIPTION

THE REAL PROPERTY REFERRED TO HEREIN IS SITUATED IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

Parcel 1

Lot 1 of Tract No. 24124 as per map recorded in Book 634, Page 50 of Maps, in the office of the County Recorder of said County.

Parcel 2

Lots 6, 7, 8, 10 and 11 in Block 15 of Tract No. 9768 as per map recorded in Book 147, Pages 70 to 73 inclusive of Maps, in the office of the County Recorder of said County.

                                    EXHIBIT B

                       LIST OF PARTNERSHIP AND AMENDMENTS

      1. Certificate and Articles of Limited Partnership of Wilshire Westwood Office Center dated June 8, 1965 and recorded in Los Angeles County on June 8, 1965.

      2. First Amendment to Certificate and Articles of Limited Partnership of Westwood Center, a California limited partnership dated December 1, 1966 and recorded in Los Angeles County on January 4, 1967.

      3. Second Amendment to Certificate and Articles of Limited Partnership of Westwood Center, a limited partnership, dated January 1, 1972 and recorded in Los Angeles County on December 8, 1972.

      4. Second Amendment [sic] to Certificate and Articles of Limited Partnership of Westwood Center, a limited partnership, dated April 3, 1972.

      5. Third Amendment to Certificate and Articles of Limited Partnership of Westwood Center, a limited partnership, dated September 1, 1974.

      6. Fourth Amendment to Certificate and Articles of Limited Partnership of Westwood Center, a limited partnership, dated January 1, 1975.

      7. Fifth Amendment to Certificate and Articles of Limited Partnership of Westwood Center, a limited partnership, dated April 1, 1978 and recorded in Los Angeles County on August 11, 1978.

      8. Sixth Amendment to Certificate and Articles of Limited Partnership of Westwood Center, a limited partnership, dated March 21, 1984.

      9. Seventh Amendment to Certificate and Articles of Limited Partnership of Westwood Center, a limited partnership, dated July 15, 1985.

      10. Eighth Amendment to Certificate and Articles of Limited Partnership of Westwood Center, a limited partnership, dated November 2, 1987.

      11. Ninth Amendment to Certificate and Articles of Limited Partnership of Westwood Center, a limited partnership, dated May 15, 1988.

      12. Tenth Amendment to Certificate and Articles of Limited Partnership of Westwood Center, a limited partnership, dated January 1, 1994.

                                    EXHIBIT C
                   AMENDED AND RESTATED PARTNERSHIP AGREEMENT

                        ________________________________

                              AMENDED AND RESTATED

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                                WESTWOOD CENTER,
                        A CALIFORNIA LIMITED PARTNERSHIP

                        ________________________________


























                               ___________, 1997

                                TABLE OF CONTENTS


                                                                                                     Page
                                                                                                     ----
ARTICLE I               DEFINED TERMS.............................................................     3
     Section  1.1       Definitions...............................................................     3

ARTICLE 2               ORGANIZATIONAL MATTERS....................................................     17
     Section  2.1       Organization..............................................................     17
     Section  2.2       Name......................................................................     17
     Section  2.3       Resident Agent; Principal Office..........................................     17
     Section  2.4       Power of Attorney.........................................................     17
     Section  2.5       Term......................................................................     19
     Section  2.6       Number of Partners........................................................     19

ARTICLE 3               PURPOSE...................................................................     19
     Section  3.1       Purpose and Business......................................................     19
     Section  3.2       Powers....................................................................     19
     Section  3.3       Partnership Only for Purposes Specified...................................     20
     Section  3.4       Representations and Warranties by the Parties.............................     20

ARTICLE 4               CAPITAL CONTRIBUTIONS.....................................................     22
     Section  4.1       Capital Contribution of the Partners......................................     22
     Section  4.2       Loans by Third Parties....................................................     22
     Section  4.3       Additional Funding and Capital Contributions..............................     23

ARTICLE 5               DISTRIBUTIONS.............................................................     26
     Section  5.1       Requirement and Characterization of
                        Distributions.............................................................     26
     Section  5.2       Distributions in Kind.....................................................     26
     Section  5.3       Distributions Upon Liquidation............................................     26
     Section  5.4       Distribution to Reflect Issuance of Additional
                        Partnership Interests.....................................................     26

ARTICLE 6               ALLOCATIONS...............................................................     27
     Section  6.1       Timing and Amount of Allocations of Net Income
                        and Net Loss..............................................................     27
     Section  6.2       General Allocations.......................................................     27
     Section  6.3       Additional Allocation Provisions..........................................     27
     Section  6.4       Tax Allocations...........................................................     30

ARTICLE 7               MANAGEMENT AND OPERATIONS OF BUSINESS.....................................     30
     Section  7.1       Management................................................................     30
     Section  7.2       Certificate of Limited Partnership........................................     34
     Section  7.3       Restrictions on General Partner's Authority...............................     34
     Section  7.4       Reimbursement of the General Partner......................................     38
     Section  7.5       Outside Activities of the General Partner.................................     38
     Section  7.6       Contracts with Affiliates.................................................     38
     Section  7.7       indemnification...........................................................     39
     Section  7.8       Liability of the General Partner..........................................     41
     Section  7.9       Other Matters Concerning the General Partner..............................     42








                                    (i)

     Section  7.10      Title to Partnership Assets...............................................     42
     Section  7.11      Reliance by Third Parties.................................................     43

ARTICLE 8               RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS................................     43
     Section  8.1       Limitation of Liability...................................................     43
     Section  8.2       Management of Business....................................................     43
     Section  8.3       Outside Activities of Limited Partners....................................     44
     Section  8.4       Return of Capital.........................................................     44
     Section  8.5       Rights of Limited Partners Relating to the
                        Partnership...............................................................     44
     Section  8.6       Exchange Rights...........................................................     45

ARTICLE 9               BOOKS, RECORDS, ACCOUNTING AND REPORTS....................................     47
     Section  9.1       Records and Accounting....................................................     47
     Section  9.2       Fiscal Year...............................................................     47
     Section  9.3       Reports...................................................................     48

ARTICLE 10              TAX MATTERS...............................................................     48
     Section  10.1      Preparation of Tax Returns................................................     48
     Section  10.2      Tax Elections.............................................................     48
     Section  10.3      Tax Matters Partner.......................................................     49
     Section  10.4      Withholding...............................................................     50

ARTICLE 11              TRANSFERS AND WITHDRAWALS.................................................     51
     Section  11.1      Transfer..................................................................     51
     Section  11.2      Transfer of General Partner's Partnership
                        Interest..................................................................     52
     Section  11.3      Limited Partners' Rights to Transfer......................................     53
     Section  11.4      Substituted Limited Partners..............................................     55
     Section  11.5      Assignees.................................................................     55
     Section  11.6      General Provisions........................................................     56

ARTICLE 12              ADMISSION OF PARTNERS.....................................................     58
     Section  12.1      Admission of Successor General Partner....................................     58
     Section  12.2      Admission of Additional Limited Partners..................................     58
     Section  12.3      Amendment of Agreement and Certificate of
     Limited            Partnership...............................................................     59

ARTICLE 13              DISSOLUTION AND LIQUIDATION...............................................     60
     Section  13.1      Dissolution...............................................................     60
     Section  13.2      Winding Up................................................................     60
     Section  13.3      Compliance with Timing Requirements of
                        Regulations...............................................................     61
     Section  13.4      Deemed Distribution and Recontribution....................................     62
     Section  13.5      Rights of Limited Partners................................................     62
     Section  13.6      Notice of Dissolution.....................................................     63
     Section  13.7      Cancellation of Certificate of Limited
                        Partnership...............................................................     63
     Section  13.8      Reasonable Time for Winding-Up............................................     63
     Section  13.9      Waiver of Partition.......................................................     63









                                      (ii)

ARTICLE 14              AMENDMENT OF PARTNERSHIP AGREEMENT; CONSENTS..............................     63
     Section  14.1      Amendments................................................................     63
     Section  14.2      Action by the Partners....................................................     64

ARTICLE 15              GENERAL PROVISIONS........................................................     65
     Section  15.1      Addresses and Notice......................................................     65
     Section  15.2      Titles and Captions.......................................................     65
     Section  15.3      Pronouns and Plurals......................................................     65
     Section  15.4      Further Action............................................................     65
     Section  15.5      Binding Effect............................................................     65
     Section  15.6      Creditors.................................................................     65
     Section  15.7      Waiver....................................................................     65
     Section  15.8      Counterparts..............................................................     66
     Section  15.9      Applicable Law............................................................     66
     Section  15.10     Invalidly of Provisions...................................................     66
     Section  15.11     Entire Agreement..........................................................     66
     Section  15.12     No Rights as Partners of the General Partners.............................     66









































                                     (iii)

                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                                 WESTWOOD CENTER

         THIS AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP ("Agreement"), dated as of________________,1997, is entered into by and among Arden Realty Limited Partnership, a Maryland limited partnership ("Arden") , as the General Partner and the Persons whose names are set forth on Exhibit A attached hereto, as the Limited Partners, together with any other Persons who become Partners in the Partnership as provided herein.

                                    RECITALS

         A. The Partnership was formed on June 8, 1965 and an original Certificate and Articles of Limited Partnership was entered into among the Limited Partners or their predecessors in interest and 1100 Glendon, Incorporated, a California Corporation, as the General Partner, and was recorded on June 8, 1965 as Instrument No. 3639 in Book M1884 at page 325 in the Office of the County Recorder of Los Angeles County.

         B. The Certificate and Articles of Limited Partnership have been amended previously on eleven (11) separate occasions, as follows: (1) First Amendment dated December 1, 1966 and recorded on January 4, 1967 as Instrument No. 1532 in Book M2431 at page 432; (2) Second Amendment dated as January 1, 1972 and recorded on December 8, 1972 as Instrument No. 4718 in Book M4226 at page 976; (3) Second (sic) Amendment dated April 3, 1972; (4) Third Amendment dated September 1, 1974; (5) Fourth Amendment dated January 1, 1975, (6) Fifth Amendment dated April 1, 1978; (7) Sixth Amendment dated March 21, 1984; (8) Seventh Amendment dated July 16, 1985; (9) Eighth Amendment dated November 2, 1987; (10) Ninth Amendment dated May 15, 1988; and (11) Tenth Amendment dated January 1, 1994.

         C. Pursuant to an Agreement to Contribute (the "Contribution Agreement") between Arden and the Partnership dated September 26, 1997, Arden and the Partnership have agreed, subject to certain terms and conditions which have now all been satisfied, that as of the Effective Date (i) Arden would contribute substantial cash to the capital of the Partnership, (2) Arden would be admitted as a General Partner of the Partnership and receive a ninety-seven and one-half percent (97.5%.) interest in all of the profits, losses, distributions and capital of the Partnership, (3) the existing General Partners would become Limited Partners and (4) all Limited Partners' Percentage Interests would be readjusted in proportion to the two and one-half percent (2.5%) interest owned by all of the Limited Partners.

         D. Arden's interest in becoming the General Partner of the Partnership and making its initial Capital Contribution to the




                                       1.

Partnership is for the purpose of acquiring control of the Partnership's Property to initiate the planning, designing and implementation of a total and complete renovation, retrofit, rehabilitation and remodelling of the Property in one or more phases through additional Capital Contributions and loans by it (which may equal or exceed the present capitalization of the Partnership) without the approval or consent of the Limited Partners.

         E. By virtue of their respective execution of this Agreement Arden and the Limited Partners hereby consent to and approve the foregoing recitals and consent to and approve the further amendment and restatement of the Certificate and Articles of Limited Partnership, as follows:

         NOW, THEREFORE, BE IT RESOLVED, that for good and adequate consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Admission of Arden. On the Effective Date, Arden is hereby admitted as the General Partner of the Partnership and concurrently therewith is making the cash Capital Contribution to the Partnership set forth in Section 4.1.

         2. Conversion to Limited Partners. On the Effective Date, A.S. GLIKBARG, Trustee of the A.S. Glikbarg Family Trust under Declaration of Trust dated September 16, 1987 ("Glikbarg Trust") and ED N. HARRISON, Trustee of the Ed N. Harrison Separate Property Trust under Declaration of Trust dated August 18, 1987 ("Harrison Trust") shall resign as the General Partners of the Partnership and their Partnership Interests are thereby converted to that of Limited Partners.

         3. Readlustment of Percentage Interests. On the Effective Date, pursuant to the Capital Contributions set forth in Section 4.1 hereof, the Percentage Interests of the Partners shall be readjusted as set forth on Exhibit A attached hereto and made a part hereof.

         4. Renovation Plan. On the Effective Date Arden shall be free to implement, fund and execute a plan for the total and complete renovation, retrofit, rehabilitation and remodeling of the improvements on the Property in as many stages and in such amounts and pursuant to such design and motif as Arden shall decide in its sole and unfettered discretion.

         5. Indemnification. But for the representations, warranties and other assurances of the Partnership and the Indemnitors to Arden concerning the Partnership, its liabilities (absolute and contingent) , tax status (past and present) and all other historical matters concerning the Partnership (except the structural condition of the Property) that could adversely effect Arden, Arden would not have entered into this Agreement nor the Contribution Agreement of



                                       2.

which this Agreement is a part. Arden, nevertheless, continues to be concerned about its admission as the General Partner of the Partnership for matters or events which have occurred or facts which came into existence during the Indemnitors (and their Affiliates) control of the Partnership and which if there had been a sale of the Property to Arden would have been cut-off as to it. In order to induce Arden to proceed with its Capital Contribution to this Partnership and its admission as the General Partner, the Partnership and the Indemnitors, severally, hereby agree to protect, defend and indemnify Arden (together with reasonable attorneys fees and costs from counsel of its own choosing) from and against any and all tort claims, taxes and liabilities including all damages, liabilities, costs and expenses reasonably incurred or suffered by Arden which relate to matters or events which have occurred or facts which came into existence prior to the Effective Date and which, if there had been a sale of the Property to Arden, would not have otherwise subjected Arden to the potential of liability or damages, except to the extent covered by insurance presently maintained by the Partnership. The several liability of A.S. Glikbarg and Glikbarg Trust and Ed N. Harrison and Harrison Trust shall be A.S. Glikbarg and Glikbarg Trust as to one-sixth and Ed N. Harrison and Harrison Trust as to five-sixths and shall be their respective liability as Indemnitors and their respective liability as general partners of the Partnership.

                                    ARTICLE 1
                                  DEFINED TERMS

         Section 1.1 Definitions. The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

         "Act" means the California Revised Uniform Limited Partnership Act, as it may be amended from time to time, and any successor to such statute.

         "Additional Funds" shall have the meaning set forth in Section 4.3.A.

         "Additional Limited Partner" means a Person admitted to the Partnership as a Limited Partner pursuant to Section 12.2 hereof and who is shown as such on the books and records of the Partnership.

         "Adjusted Capital Account Deficit" means, with respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of the relevant fiscal year, after giving effect to the following adjustments:

         (i) decrease such deficit by any amounts which such Partner is obligated to restore pursuant to this Agreement or is deemed to be obligated to restore pursuant to Regulations



                                       3.

                  Section 1. 704-1 (b) (2) (ii) (c) or the penultimate sentence of each of Regulations Sections 1. 704-2 (i) (5) and
                  1. 704 2(g)(1); and

         (ii)     increase such deficit by the items described in Regulations
                  Section 1. 704-1 (b) (2) (ii) (d) (4) , (5) and (6) .

         The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Regulations Section 1.704-1 (b) (2)
(ii) (d) and shall be interpreted consistently therewith.

         "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such Person.

         "Agreed Value" means in the case of any Contributed Property as of the time of its contribution to the Partnership, the fair market value of such property or other consideration as determined by the General Partner, reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed; and in the case of any property distributed to a Partner by the Partnership, the fair market value of such property as determined by the General Partner at the time such property is distributed, reduced by any liabilities either assumed by such Partner upon such distribution or to which such property is subject at the time of the distribution as determined under Section 752 of the Code and the Regulations thereunder.

         "Agreement" means this Agreement of Limited Partnership, as it may be amended, supplemented or restated from time to time.

         "Appraisal" means with respect to the Property an opinion as to fair market value thereof prepared by an independent third party M.A.I. appraiser experienced in the valuation of similar properties in West Los Angeles as reasonably selected by the General Partner in good faith and reasonably approved by a Majority in Interest of the Limited Partners. If a Majority in Interest of the Limited Partners fail to approve the appraiser selected by the General Partner such Majority in Interest shall select their own appraiser meeting the above-described requirements within fifteen (15) business days following receipt of notice of the General Partner's selection. If a Majority in Interest of the Limited Partners fail to timely select and notify the General Partner of their selection within such 15 day period, the General Partner's appraiser shall be the appraiser for the purpose of the Appraisal. If a Majority in Interest of the Limited Partners timely select an appraiser, that appraiser and the General Partner's appraiser shall promptly meet to select a third appraiser meeting the above described requirements who alone shall perform the Appraisal.

         "Assignee" means a Person to whom any Partnership Interest has been transferred in a manner permitted under this Agreement, but





                                       4.

who has not become a Substituted Limited Partner, and who has the rights set forth in Section 11.5.

         "Available Cash" means, with respect to any period for which such calculation is being made,

         (i) the sum of

             (a) the Partnership's Net Income or Net Loss (as the case may be) for such period,

             (b) Depreciation and all other noncash charges deducted in determining Net Income or Net Loss for such period,

             (c) the amount of any reduction during such period in reserves of the Partnership referred to in clause (ii) (f) below (including, without limitation, reductions resulting because the General Partner determines such amounts are no longer necessary),

             (d) the excess of the net proceeds from the sale, exchange, disposition, or refinancing of Partnership property for such period over the gain (or loss, as the case may be) recognized from any such sale, exchange, disposition, or refinancing during such period (excluding Terminating Capital Transactions),

             (e) all other cash received by the Partnership for such period that was not included in determining Net Income or Net Loss for such period, and

             (f) any expense deductible in determining Net Income or Net Loss for such period that was not paid by the Partnership during such period.

         (ii) less the sum of:

             (a) all principal debt payments made during such period by the Partnership,

             (b) capital expenditures made by the Partnership during such period,

             (c) investments made during such period in any entity (including loans made thereto) to the extent that such investments are not otherwise described in clauses (ii)(a) or (b), and to the extent such investments cannot be readily liquidated,

             (d) all other expenditures and payments made during such period not deducted in determining Net Income or Net Loss for such period,

             (e) any amount included in determining Net Income or Net Loss for such period that was not received by the Partnership during such period,



                                       5.

             (f) the amount of any increase in reserves established during such period which the General Partner determines are necessary or appropriate in its sole and absolute discretion, and

             (g) the amount of any working capital accounts and other cash or similar balances established during such period which the General Partner determines to be necessary or appropriate in its sole and absolute discretion.

         Notwithstanding the foregoing, Available Cash shall not include any cash received or reductions in reserves, or take into account any disbursements made or reserves, established, after commencement of the dissolution and liquidation of the Partnership.

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to be closed.

         ".Capital Account" means, with respect to any Partner, the Capital Account maintained for such Partner in accordance with the following provisions:

             (a) To each Partner's Capital Account there shall be added such Partner's Capital Contributions, such Partner's share of Net Income and any items in the nature of income or gain which are specially allocated pursuant to
Section 6.3 hereof, and the amount of any Partnership liabilities assumed by such Partner or which are secured by any property distributed to such Partner.

             (b) From each Partner's Capital Account there shall be subtracted the amount of cash and the Gross Asset Value of any property distributed to such Partner pursuant to any provision of this Agreement, such Partner's distributive share of Net Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Section 6.3 hereof, and the amount of any liabilities of such Partner assumed by the Partnership or which are secured by any property contributed by such Partner to the Partnership.

             (c) In the event any interest in the Partnership is transferred in accordance with the terms of this Agreement (which does not result in a termination of the Partnership for federal income tax purposes), the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest.

             (d) In determining the amount of any liability for purposes of subsections (a) and (b) hereof, there shall be taken into account Code section 752(c) and any other applicable provisions of the Code and Regulations.

             (e) The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are




                                       6.

intended to comply with Regulations Sections 1.704-1(b) and 1.704-2, and shall be interpreted and applied in a manner consistent with such Regulations. In the event the General Partner shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Partnership, the General Partner, or the Limited Partners) are computed in order to comply with such Regulations, the General Partner may make such modification, provided that it is not likely to have a material effect on the amounts distributable to any Person pursuant to Article 13 of the Agreement upon the dissolution of the Partnership, or upon the allocation (for purposes of tax basis) of the liabilities of the Partnership to the Partners. The General Partner also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership's balance sheet, as computed for book purposes, in accordance with Regulations section 1.704-1(b)
(2) (iv) (q) , and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b) or Section 1.704-2.

         "Capital Contribution" means, with respect to any Partner, the amount of money and the initial Gross Asset Value of any property (other than money) contributed to the Partnership by such Partner.

         "Cash Amount" means, with respect to any Tendered Units, an amount of cash determined pursuant to Section 8.6.C.

         "Certificate" means the Certificate of Limited Partnership relating to the Partnership filed in the office of the California Secretary of State, as amended from time to time in accordance with the terms hereof and the Act.

         "Charter" means the Articles of Incorporation of the Company filed with the Maryland State Department of Assessments and Taxation on May 1, 1996, as amended or restated from time to time.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time or any successor statute thereto, as interpreted by the applicable regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision-of future law.

         "Company" means Arden Realty, Inc., a Maryland corporation, a REIT whose shares of capital stock are currently traded on the New York Stock Exchange and the general partner of the General Partner and any successor in interest whether by sale, transfer, merger, consolidation, reorganization or other similar event.




                                       7.

         "Consent" means the consent to, approval of, or vote on a proposed action by a Partner given in accordance with this Agreement.

         "Consent of the Limited Partners" means the Consent of a Majority In Interest of the Limited Partners, which Consent shall be obtained prior to the taking of any action for which it is required by this Agreement and which may be given or withheld by a Majority in Interest of the Limited Partners, unless otherwise expressly provided herein, in their sole and absolute discretion.

         "Consent of the Partners" means the Consent of Partners holding Percentage Interests that are greater than 66 2/3% of the aggregate Percentage Interests of all Partners, which Consent shall be obtained prior to the taking of any action for which it is required by this Agreement and may be given or withheld by such Partners, in their sole and absolute discretion.

         "Constructively Own" means ownership under the constructive ownership rules described in Exhibit C.

         "Debt" means, as to any Person, as of any date of determination, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services; (ii) all amounts owed by such Person to banks or other Persons in respect to reimbursement obligations under letters of credit, surety bonds and other similar instruments guaranteeing payment or other performance of obligations by such Person; (iii) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by any lien on any property owned by such Person, to the extent attributable to such Person's interest in such property, even though such Person has not assumed or become liable for the payment thereof; and (iv) lease obligations of such Person which, in accordance with generally accepted accounting principles, should be capitalized.

         "Depreciation" means, for each fiscal year or other period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

         "Effective Date" means the date this Amended and Restated Agreement has been fully executed and delivered.





                                       8.

         "Exchange" shall have the meaning set forth in Section 8.6.A.

         "Fair Market Value" means, with respect to any shares of capital stock of the Company, the average of the daily market price for the ten (10) consecutive trading days immediately preceding the date of the Notice of Exchange. The market price for each such trading day shall be: (i) if such shares are listed or admitted to trading on any securities exchange or the Nasdaq National Market, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, (ii) if such shares are not listed or admitted to trading on any securities exchange or the Nasdaq National Market, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by a mutually acceptable investment banker, or (iii) if such shares are not listed or admitted to trading on any securities exchange or the Nasdaq National Market and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by a mutually acceptable investment banker, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported; provided that, if there are no bid and asked prices reported during the 10 days prior to the date in question, the Fair Market Value of such shares shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

         "Funding Notice" shall have the meaning set forth in Section 4.3.B.

         "General Partner" means Arden or its successors as general partner of the Partnership.

         "General Partner Interest" means a Partnership Interest held by the General Partner.

         "General Partner Loan" shall have the meaning set forth in Section
4.3.C.

         "Gross Asset Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

             (a) The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset, as determined by the contributing Partner and the General Partner.





                                       9.

             (b) The Gross Asset Values of all Partnership assets shall be adjusted to equal their respective gross fair market values, as determined by the General Partner using such reasonable method of valuation as it may adopt, as of the times listed below:

                  (1) the acquisition of an additional interest in the Partnership by a new or existing Partner in exchange for more than a de minimis Capital Contribution, if the General Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

                  (2) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for an interest in the Partnership if the General Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

                  (3) the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g); and

                  (4) at such other times as the General Partner shall reasonably determine necessary or advisable in order to comply with Regulations Sections 1.704-1(b) and 1.704-2.

             (c) The Gross Asset Value of any Partnership asset distributed to a Partner shall be the gross fair market value of such asset on the date of distribution as determined by the distributee and the General Partner, or if the distributee and the General Partner cannot agree on such a determination, by Appraisal.

             (d) The Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m); provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (d) to the extent that the General Partner reasonably determines that an adjustment pursuant to subparagraph (b) is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (d).

             (e) If the Gross Asset Value of a Partnership asset has been determined or adjusted pursuant to subparagraph (a), (b) or (d) , such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Income and Net Losses.




                                      10.

         "Guarantors" means A.S. Glikbarg, as Trustee of the A.S. Glikbarg Family Trust, and Ed N. Harrison, as Trustee of the Ed N. Harrison Separate Property Trust.

         "Holder" means either the Partner or Assignee owning a Partnership Interest.

         "IRS" means the Internal Revenue Service, which administers the internal revenue laws of the United States.

         "Immediate Family" means, with respect to any natural Person, such natural Person's estate or heirs or current spouse, parents, parents-in-law, children, siblings and grandchildren and any trust or estate, all of the beneficiaries of which consist of such Person or such Person's spouse, parents, parents-in-law, children, siblings or grandchildren.

        "Incapacity" or "Incapacitated" means, (i) as to any individual
Partner, death, total physical disability or entry by a court of competent jurisdiction adjudicating him or her incompetent to manage his or her Person or his or her estate; (ii) as to any corporation which is a Partner, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; (iii) as to any partnership which is a Partner, the dissolution and commencement of winding up of the partnership; or (iv) as to any Partner, the bankruptcy of such Partner. For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when (a) the Partner commences a voluntary proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect, (b) the Partner is adjudged as bankrupt or insolvent, or a final and nonappealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Partner, (c) the Partner executes and delivers a general assignment for the benefit of the Partner's creditors, (d) the Partner files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Partner in any proceeding of the nature described in clause (b) above, (e) the Partner seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Partner or for all or any substantial part of the Partner's properties, (f) any proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within 120 days after the commencement thereof, (g) the appointment without the Partner's consent or acquiescence of a trustee, receiver of liquidator has not been vacated or stayed within 90 days of such appointment, or (h) an appointment referred to in clause
(g) is not vacated within 90 days after the expiration of any such stay.

         "Indemnitee" means (i) any Person made a party to a proceeding by reason of his or her status as (A) a Partner or (B) a director




                                      11.

or officer of the Partnership or the General Partner, and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time, in its sole and absolute discretion.

         "Indemnitor" means A.S. Glikbarg, individually and as Trustee of the A.S. Glikbarg Family Trust, and Ed N. Harrison, individually and as Trustee of the Ed N. Harrison Separate Property Trust.

         "Limited Partner" means any Person named as a Limited Partner in Exhibit A attached hereto, as such Exhibit may be amended from time to time, or any Substituted Limited Partner or Additional Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.

         "Limited Partnership Interest" means a Partnership Interest of a Limited Partner representing a fractional part of the Partnership Interests of all Limited Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

         "Liquidating Events" shall have the meaning set forth in Section 13.1.

         "Liquidator" shall have the meaning set forth in Section 13.2.A.

         "Majority in Interest of the Limited Partners" means Limited Partners (other than any Limited Partner which is an Affiliate of the General Partner) holding Percentage Interests that are greater than fifty percent (50%) of the aggregate Percentage Interests of all Limited Partners (other than any Limited Partner 50% or more whose equity is owned, directly or indirectly, by the General Partner).

         "Majority of Remaining Partners" means Partners other than the General Partner owning (i) greater than fifty percent (50%) of the profits interests in the Partnership held by all Partners other than the General Partner, determined and allocated based on any reasonable estimate of profits from the relevant date to the projected termination of the Partnership and taking into account present and future allocations of profits under this Agreement as it is in effect on the relevant date, and (ii) greater than fifty percent (50% of the capital interests in the Partnership, determined as of the relevant date under this Agreement, owned by all the Partners other than the General Partner.

         "Net Income" or "Net Loss" means for each fiscal year of the Partnership, an amount equal to the Partnership's taxable income or loss for such fiscal year as determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain loss,




                                      12.

or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss) with the following adjustments:

             (a) Any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition of Net Income or Net Loss shall be added to such taxable income or loss;

             (b) Any expenditures of the Partnership described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition of Net Income or Net Loss shall be subtracted from such taxable income or loss;

             (c) In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to subparagraph (b) or subparagraph (c) of the definition of Gross Asset Value, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Income or Net Loss;

             (d) Gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

             (e) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year;

             (f) To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Partner's interest in the Partnership, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Income or Net Loss; and

             (g) Notwithstanding any other provision of this definition of Net Income or Net Loss, any items which are specially allocated pursuant to Section
6.3 hereof shall not be taken into account in computing Net Income or Net Loss. The amounts of the items of Partnership income, gain, loss, or deduction available to be specially allocated pursuant to Section 6.3 hereof shall be




                                      13.

determined by applying rules analogous to those set forth in this definition of Net Income or Net Loss.

         "Nonrecourse Deductions" shall have the meaning set forth in Regulations Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(c).

         "Nonrecourse Liability" shall have the meaning set forth in Regulations Section 1.752-1(a)(2).

         "Notice of Exchange" means the Notice of Exchange substantially in the form of Exhibit B to this Agreement.

         "OP Unit" means, with respect to a limited partnership interest in the General Partner, a fractional, undivided share of such "Partnership Interest" (as defined in the Amended and Restated Agreement of Limited Partnership of the General Partner) ("General Partner's Agreement").

         "Partner" means a General Partner or a Limited Partner, and "Partners" means the General Partner and the Limited Partners.

         "Partner Minimum Gain" means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

         "Partner Nonrecourse Debt" shall have the meaning set forth in Regulations Section 1.704-2(b)(4).

         "Partner Nonrecourse Deductions" shall have the meaning set forth in Regulations Section 1.704-2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(2).

         "Partnership" means the limited partnership formed under the Act and pursuant to this Agreement, and any successor thereto.

         "Partnership Interest" means, an ownership interest in the Partnership of either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. The Partnership Interest of any Partner shall be adjusted to give effect to all Capital Contributions made to the Partnership after the Effective Date as set forth in Section 4.3.

         "Partnership Minimum Gain" shall have the meaning set forth in Regulations Section 1.704-2(b)(2), and the amount of Partnership





                                      14.

Minimum Gain, as well as any net increase or decrease in Partnership Minimum Gain, for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(d).

         "Partnership Record Date" means the record date established by the General Partner for the distribution of Available Cash pursuant to Section 5.1 hereof which record date shall be the same as the record date established by the Company for a distribution to its stockholders of some or all of its portion of such distribution.

         "Partnership Unit" means, with respect to any class of Partnership Interest, a fractional, undivided share of such class of Partnership Interest issued pursuant to Sections 4.1 and 4.3. The ownership of Partnership Units may be evidenced by a certificate for units substantially in the form of Exhibit D hereto or as the General Partner may determine with respect to any class of Partnership Units issued from time to time under Section 4.1 and 4.3.

         "Partnership Year" means the fiscal year of the Partnership, which shall be the calendar year.

         "Percentage Interest" means, as to a Partner holding a Partnership Interest, its interest in the Partnership as specified in Exhibit A attached hereto, as such Exhibit may be amended from time to time and may be evidenced by a certificate substantially in the form of Exhibit D hereto or as the General Partner may determine with respect to any class of Partnership Interests issued from time to time under Section 4.1 and 4.3.

         "Person" means an individual or a corporation, partnership, trust, unincorporated organization, association or other entity.

         "Pledge" shall have the meaning set forth in Section 11.3.A.

         "Preferred Contribution" shall have the meaning set forth in Section 4.3.G.

         "Properties" means such interests in real property and personal property including without limitation, fee interests, interests, in ground leases, interests in joint ventures, interests in mortgages, and debt instruments as the Partnership may hold from time to time.

         "Property" means that certain real property commonly known as 1100 Glendon Avenue, Los Angeles, California 90024 which is improved with a twenty-two (22) story high-rise office building and other improvements and facilities.

         "Prudential Loan" shall have the meaning set forth in Section 4.3.D.

         "Qualified Transferee" means an "Accredited Investor" as defined in Rule 501 promulgated under the Securities Act.




                                      15.

         "Refinanced Debt" shall have the meaning set forth in Section 4.3.D.

         "Regulations" means the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "Regulatory Allocations" shall have the meaning set forth in Section 6.3.A(8) of this Agreement.

         "REIT" means a real estate investment trust under Section 856 of the Code.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

         "Securities Exchange Act" means the Securities Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

         "Specified Exchange Date" means the day of receipt by the General Partner of a Notice of Exchange.

         "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.

         "Substituted Limited Partner" means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 11.4.

         "Tax Items" shall have the meaning set forth in Section 6.4.A.

         "Tenant" means any tenant from which the General Partner derives rent either directly or indirectly through partnerships, including the Partnership.

         "Tendered Units" shall have the meaning set forth in Section 8.6.A.

         "Tendering Partner" shall have the meaning set forth in Section 8.6.A.

         "Terminating Capital Transaction" means any sale or other disposition of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the assets of the Partnership.




                                      16.

                                    ARTICLE 2
                             ORGANIZATIONAL MATTERS

         Section 2.1 Organization. The Partnership is a limited partnership and elects as of the Effective Date to be governed by the Act and upon the terms and conditions set forth in this Agreement. Except as expressly provided herein, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. The Partnership Interest of each Partner shall be personal property for all purposes.

         Section 2.2 Name. The name of the Partnership is Westwood Center, a California Limited Partnership. The Partnership's business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affi1iate thereof. The words "Limited Partnership, "L.P.," "Ltd," or similar words or letters shall be included in the Partnership's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners.

         Section 2.3 Resident Agent; Principal Office. The name and address of the resident agent of the Partnership in the State of California is Victor J. Coleman, 9100 Wilshire Boulevard, East Tower, Suite 700, Beverly Hills, California 90212. The address of the principal office of the Partnership is located at 9100 Wilshire Boulevard, East Tower, Suite 700, Beverly Hills, California 90212, or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of California as the General Partner deems advisable.

         Section 2.4 Power of Attorney.

         A. Each Limited Partner and each Assignee constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

             (1) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (a) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the Limited Partners have limited liability)





                                      17.

in the State of California and in all other jurisdictions in which the Partnership may conduct business or own property; (b) all instruments that the General Partner or any Liquidator deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (c) all conveyances and other instruments or documents that the General Partner or any Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (d) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Article 11 or 12 hereof or the Capital Contribution of any Partner; and (e) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of Partnership Interests; and

             (2) execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner or any Liquidator, to evidence, or confirm any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole discretion of the General Partner or any Liquidator, to effectuate the terms or intent of this Agreement.

Nothing contained herein shall be construed as authorizing the General Partner or any Liquidator to amend this Agreement except in accordance with Article 14 hereof or as may be otherwise expressly provided for in this Agreement.

         B. The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner and any Liquidator to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner's or Assignee's Partnership Interest and shall extend to such Limited Partner's or Assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or any Liquidator, acting in good faith pursuant to such power of attorney; and each such Limited Partner or Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner or any Liquidator, taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or any Liquidator, within 15 days after receipt of the General Partner's or Liquidator's request therefor, such further designation, powers of attorney and other instruments as




                                      18.

the General Partner or the Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership.

         Section 2.5 Term. The term of the Partnership commenced on June 8, 1965 and shall continue until December 31, 2096 unless it is dissolved sooner pursuant to the provisions of Article 13 or as otherwise provided by law.

         Section 2.6 Number of Partners. The Partnership shall not at any time have more than 100 partners (including as partners those persons indirectly owning an interest in the Partnership through a partnership, limited liability company, S corporation or grantor trust (such entity, a "flow through entity"), but only if substantially all of the value of such person's interest in the flow through entity is attributable to the flow through entity's interest (direct or indirect) in the Partnership).

                                    ARTICLE 3
                                     PURPOSE

         Section 3.1 Purpose and Business. The purpose and nature of the business to be conducted by the Partnership is (i) to own, operate, renovate, rehabilitate and manage as a long term investment that certain real property improved with a twenty-two story high-rise office building located at 1100 Glendon Avenue, Los Angeles, California 90024, commonly known as Westwood Center (the "Property"), (ii) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act, (iii) to enter into any partnership, joint venture or other similar arrangement to engage in any business described in the foregoing clause (i) or to own interests in any entity engaged, directly or indirectly, in any such business and (iv) to do anything necessary or incidental to the foregoing. In furtherance of the foregoing and not in limitation thereof, the Limited Partners understand and acknowledge the announced intention of the General Partner commencing with the Effective Date to attempt to implement and carry out a plan in one or more phases to totally and completely renovate, retrofit, rehabilitate and remodel the Property through additional Capital Contributions, and loans in its sole and unfettered discretion and without the approval or consent of the Limited Partners and which action may significantly dilute the Percentage Interests of the Limited Partners.

         Section 3.2 Powers. Subject to the limitations specifically and expressly set forth in this Agreement, the Partnership is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership, including, without limitation, full power and authority, directly or through its ownership interest in other entities, to enter into, perform





                                      19.

and carry out contracts of any kind, borrow money and issue evidences of indebtedness, whether or not secured by mortgage, deed of trust, pledge or other lien, acquire and develop real property, and lease, sell, transfer and dispose of real property; provided, however, that the Partnership shall not take, or refrain from taking, any action which, in the judgment of the Company or the General Partner, in either of their sole and absolute discretion, (i) would adversely affect the ability of the Company to continue to quality as a REIT,
(ii) would subject the Company to any taxes under Section 857 or Section 4981 of the Code, (iii) would violate any law or regulation of any governmental body or agency having jurisdiction over the Company or any of its securities, unless any such action (or inaction) under (i) , (ii) or (iii) shall have been specifically consented to by the Company in writing or (iv) would constitute a breach of a fiduciary duty by its officers or directors to the Company's shareholders. If any action or inaction authorized pursuant to the foregoing sentence (including any amendment to this Agreement authorized by Section 7.3.C.(3)) would cause the Guarantors to recognize a material and adverse income tax consequence, prior to such event, the General Partner and the Guarantors will negotiate in good faith to attempt to prevent such tax consequence.

         Section 3.3 Partnership Only for Purposes Specified. The Partnership shall be a partnership only for the purposes specified in Section 3.1 hereof, and this Agreement shall not be deemed to create a partnership among the Partners with respect to any activities whatsoever other than the activities within the purposes of the Partnership as specified in Section 3.1 hereof. Except as otherwise provided in this Agreement, no Partner shall have any authority to act for, bind, commit or assume any obligation or responsibility on behalf of the Partnership, its properties or any other Partner. Except as to the guaranties required of the Guarantors pursuant to Section 4.3.D below, no Partner, in its capacity as a Partner under this Agreement, shall be responsible or liable for any indebtedness or obligation of another Partner, nor shall the Partnership be responsible or liable for any indebtedness or obligation of any Partner, incurred either before or after the execution and delivery of this Agreement by such Partner, except as to those responsibilities, liabilities, indebtedness or obligations incurred pursuant to and as limited by the terms of this Agreement and the Act.

         Section 3.4 Representations and Warranties by the Parties

         A. Each Partner that is an individual represents and warrants to each other Partner that (i) such Partner has the legal capacity to enter into this Agreement and perform such Partner's obligations hereunder, (ii) the consummation of the transactions contemplated by this Agreement to be performed by such Partner will not result in a breach or violation of, or a default under, any agreement by which such Partner or any of such Partner's property is or are bound, or any statute, regulation, order or other law to





                                      20.

which such Partner is subject, (iii) such Partner is neither a "foreign person" within the meaning of Section 1445(f) of the Code nor a "foreign partner" within the meaning of Section 1446(e) of the Code, and (iv) this Agreement is binding upon, and enforceable against, such Partner in accordance with its terms.

         B. Each Partner that is not an individual represents and warrants to each other Partner that (i) all transactions contemplated by this Agreement to be performed by it have been duly authorized by all necessary action, including without limitation, that of its general partner(s), committee(s), trustee(s), beneficiaries, directors and/or stockholder(s), as the case may be, as required, (ii) the consummation of such transactions shall not result in a breach or violation of, or a default under, its partnership agreement, trust agreement, charter or by-laws, as the case may be, any agreement by which such Partner or any of such Partner's properties or any of its partners, beneficiaries, trustees or stockholders, as the case may be, is or are bound, or any statute, regulation, order or other law to which such Partner or any of its partners, trustees, beneficiaries or stockholders, as the case may be, is or are subject, (iii) such Partner is neither a "foreign person" within the meaning of
Section 1445(f) of the Code nor a "foreign partner" within the meaning of
Section 1446(e) of the Code, and (iv) this Agreement is binding upon, and enforceable against, such Partner in accordance with its terms.

         C. Each Partner represents, warrants and agrees that it has acquired and continues to hold its interest in the Partnership for its own account for investment only and not for the purpose of, or with a view toward, the resale or distribution of all or any part thereof, nor with a view toward selling or otherwise distributing such interest or any part thereof at any particular time or under any predetermined circumstances. Each Partner further represents and warrants that it is a sophisticated investor, able and accustomed to handling sophisticated financial matters for itself, particularly real estate investments, and that it has a sufficiently high net worth that it does not anticipate a need for the funds it has invested in the Partnership in what it understands to be a highly speculative and illiquid investment.

         D. Each Partner further represents, warrants and agrees as follows:

             (1) To such Partner's actual knowledge, except as provided in Exhibit F, it does not, and agrees that it will not without the prior written consent of the General Partner, actually own or Constructively Own, any stock in the Company, other than as a result of an exchange of Tendered Units pursuant to
Section 8.6.

             (2) Upon request of the General Partner, it will disclose to the General Partner the amount of shares of the Company that it actually owns or Constructively Owns.





                                      21.

         E . The representations and warranties contained in Sections 3.4.A, 3.4.B, 3.4.C and 3.4.D hereof shall survive the execution and delivery of this Agreement by each Partner and the dissolution and wind up of the Partnership.

         F. Each Partner hereby acknowledges that no representations as to potential profit, cash flows, funds from operations or yield, if any, in respect of the Partnership or the General Partner have been made by any Partner or any employee or representative or Affiliate of any Partner, and that projections and any other information, including, without limitation, financial and descriptive information and documentation, which may have been in any manner submitted to such Partner shall not constitute any representation or warranty of any kind or nature, express or implied.

                                    ARTICLE 4
                              CAPITAL CONTRIBUTIONS

         Section 4.1 Capital Contribution of the Partners. As of the Effective Date (a) the General Partner shall make the Capital Contribution as set forth in Exhibit A to this Agreement; (b) Harrison Trust, Elisa Wiley Harrison, Johnny Ruth Harrison and Christina Oien shall contribute a portion of the interest due on their notes receivable from the Partnership as set forth on Exhibit A to the Capital of the Partnership as a Capital Contribution; (c) Glikbarg Trust, Harrison Trust, Elisa Wiley Harrison, Johnny Ruth Harrison, ________________, Executor of the Estate of Ruth Harrison Matthes and Thomas S. Harrison IV shall retain as Capital in the Partnership the agreed value set forth opposite their names in Exhibit A; and (d) Glikbarg Trust will contribute as a Capital Contribution additional cash as a Limited Partner in the amount shown on Exhibit
A. The Partners shall own Partnership Interests in the amounts set forth in Exhibit A and shall have a Percentage Interest in the Partnership as set forth in Exhibit A, which Percentage Interest shall be adjusted in Exhibit A from time to time by the General Partner to the extent necessary to reflect accurately exchanges, redemptions, Capital Contributions, the issuance of additional Partnership Interests or similar events having an effect on a Partner's Percentage Interest; provided that, except as a result of Exchanges, the Limited Partners in the aggregate shall at all times have at least a one percent (1%) interest in the Partnership. Except as required by law or as otherwise provided in Section 4.3, no Partner shall be required or permitted to make any additional Capital Contributions or loans to the Partnership.

         Section 4.2 Loans by Third Parties. Subject to Section 4.3, the Partnership may incur Debt, or enter into other similar credit, guarantee, financing or refinancing arrangements for any purpose (including, without limitation, in connection with any further acquisition of Properties) with any Person that is not the General Partner upon such terms as the General Partner determines



                                      22.

appropriate; provided that, the Partnership shall not incur any Debt that is recourse to the General Partner, except to the extent otherwise agreed to by the General Partner in its sole discretion.

         Section 4.3 Additional Funding and Capital Contributions.

         A. General. The General Partner may, at any time and from time to time, determine that the Partnership requires additional funds ("Additional Funds") for such Partnership purposes as the General Partner may determine. Additional Funds may be raised by the Partnership, at the election of the General Partner, in any manner provided in, and in accordance with, the terms of this Section
4.3. No Person shall have any preemptive, preferential or similar right or rights to subscribe for or acquire any Partnership Interest.

         B. Funding Notice. The General Partner shall give written notice (the "Funding Notice") to the Limited Partners of the need for Additional Funds when in excess, at any one time, of $100,000 and the anticipated source(s) thereof.

         C. General Partner Loans. The General Partner may lend the Additional Funds to the Partnership (a "General Partner Loan"). If the General Partner enters into a loan to the Partnership, the General Partner Loan will be at an interest rate of ten (10%) percent per annum.

         D. Prudential Loan Refinancing. Notwithstanding anything to the contrary contained in this Article 4, the General Partner has agreed that with respect to that certain first trust deed loan in favor of The Prudential Insurance Company of America in the original principal amount of $16,000,000 and dated June 5, 1985 (the "Prudential Loan"), and all subsequent first trust deed loans secured by the Property, the General Partner shall obtain and shall be solely responsible for obtaining at the cost and expense of and on behalf of the Partnership refinancing of the unpaid principal balance and accrued but unpaid interest on the Prudential Loan or the Refinanced Debt, as the case may be, whether at the maturity, earlier acceleration or voluntary prepayment thereof (which voluntary prepayment shall be made only upon the election by the General Partner in its sole discretion) in a transaction or by means whereby (i) there is a new first trust deed loan secured by the Property in the principal amount of no less than (a) the then outstanding principal balance of the Prudential Loan ("Refinanced Debt") or, (b) to the extent the Prudential Loan has been previously repaid by Refinanced Debt, the then outstanding principal balance of such Refinanced Debt, (ii) the new loan provides for regular amortization over a period of not less than twenty-five (25) years so that at all times the Partnership will have secured debt of not less than the then outstanding principal balance of the Prudential Loan or the Refinanced Debt, as the case may be, at the time of said refinancing less amounts previously paid by regular monthly debt service to amortize such Refinanced




                                      23.

Debt and (iii) Guarantors are required to give concurrent "bottom dollar" guaranties with respect to the Refinanced Debt (as hereinafter defined) in the amount of $10,700,000 and $2,300,000, respectively, so that at all times Guarantors will have personal liability for $10,700,000 and $2,300,000, respectively, less principal amounts previously paid by regular monthly debt service to amortize such Refinanced Debt. Such "bottom dollar" guaranties shall be in form and substance provided by the Guarantors and reasonably acceptable to the General Partner and must provide that (i) the lender must first foreclose on the Property and reduce the amount of the guaranties by the amount of the proceeds from such foreclosure sale before exercising its rights against Guarantors; (ii) Guarantors will have no personal liability to the extent of any reduction in value of the Property due to an earthquake and (iii) the term of each "bottom dollar" guaranty would be for the life of the Refinanced Debt subject to earlier termination separately as to each Guarantor thirty (30) days after the death of that particular Guarantor or his spouse. If the General Partner elects not to refinance the Prudential Loan prior to the maturity or earlier acceleration thereof, it shall not be in violation of this Section 4.3.D as a result of the amortization currently required under the Prudential Loan. Notwithstanding anything to the contrary in this Section 4.3.D, the amount of the required Refinanced Debt may be further reduced by the amount of $10,700,000 upon the death of Ed N. Harrison or his spouse and/or by the amount of $2,300,000 upon the death of A.S. Glikbarg or his spouse. A dissolution, merger, consolidation reorganization or other combination of the Partnership which results in the termination of the Partnership and that is made in compliance with the provisions of Section 7.3.E.(2) shall not constitute a default by the General Partner under this Section 4.3.D.

         E. Issuance of Additional Partnership Interests. If specified in the Funding Notice to the Limited Partners, the General Partner, in its sole and absolute discretion, may raise all or any portion of the Additional Funds by accepting additional Capital Contributions, subject to Section 4.3.F in the event additional Capital Contributions are made in cash. In connection with any such additional Capital Contributions (of cash or property), the General Partner is hereby authorized to cause the Partnership from time to time to issue to Partners (including the General Partner) or other persons (including, without limitation, in connection with the contribution of property to the Partnership) additional Partnership Interests as shall be determined by the General Partner in its sole and absolute discretion subject to Section 4.3.G hereof and California law, including without limitation, the allocations of items of Partnership income, gain, loss and deduction.

         F. Participation Rights of Partners. The Funding Notice delivered by the General Partner prior to its making or accepting (on behalf of the Partnership) any additional cash Capital Contributions pursuant to Section 4.3.E hereof shall contain the




                                      24.

total amount of additional Capital Contributions sought to be made to the Partnership, and the terms and conditions pertaining thereto. Each Limited Partner may elect to make an additional Capital Contribution not to exceed the product of (i) the total amount of additional Capital Contributions being sought, and (ii) such Limited Partner's Percentage Interest (with such product deemed the "Pro Rata Contribution"). For purposes of determining the Limited Partner's Pro Rata Contribution (or the Pro Rata Participation (as defined below) ) , the Limited Partner's Percentage Interest shall mean the Percentage Interest with respect to the Partnership Interests issued to the Limited Partner on the Effective Date. Such election shall be made, if at all, by providing written notice thereof (the "Election Notice") to the General Partner within five (5) days after delivery of the Funding Notice. Failure to respond to such Funding Notice shall be deemed to be an election by such Limited Partner not to make such Capital Contribution. Such Election Notice shall contain the amount of the additional Capital Contribution, if any, such Limited Partner is electing to make (such additional Capital Contribution not to exceed the Pro Rata Contribution).

         G. Percentage Interest Adjustments in the Case of Capital Contributions. Upon the acceptance of additional Capital Contributions the Percentage Interest related thereto shall be equal to a fraction, the numerator of which is equal to the amount of cash contributed and the denominator of which is equal to the sum of (i) the aggregate amount of Capital Contributions contributed by all Partners prior to the Business Day immediately preceding the date on which the additional Capital Contributions are made ["Adjustment Date"]) and (ii) the aggregate amount of additional Capital Contributions contributed by all Partners and/or third parties to the Partnership on such Adjustment Date in respect of such class of Partnership Interests. The Percentage Interest of each other Partner holding Partnership Interests of such class not making a full pro rata Capital Contribution shall be adjusted to equal to a fraction, the numerator of which is equal to the sum of (i) the aggregate amount of Capital Contributions contributed by such Limited Partner (computed as of the Business Day immediately preceding the Adjustment Date) and (ii) the amount of additional Capital Contributions, if any, made by such Partner to the Partnership in respect of such class of Partnership Interests as of such Adjustment Date, and the denominator of which is equal to the sum of (i) the aggregate amount of Capital Contributions contributed by all Partners prior to the Business Day immediately preceding the Adjustment Date), plus (ii) the aggregate amount of additional Capital Contributions contributed by all Partners and/or third parties to the Partnership on such Adjustment Date in respect of such class. The General Partner shall promptly give each Partner written notice of its Percentage Interest, as adjusted. If as a result of Additional Capital Contributions by the General Partner, the Percentage Interest of the Limited Partners would drop below one percent (1%) but for the penultimate sentence of
Section 4.1, the General Partner is empowered to cause an amendment to this





                                      25.

Agreement to treat such excess Additional Capital Contributions as a "Preferred Contribution" which will entitle the General Partner to cumulative preferential distributions (and allocations) from the Partnership until such Preferred Contribution(s) and a return thereon of fifteen percent (50%) per annum, compounded, has been received by the General Partner on account thereof.

                                    ARTICLE 5
                                  DISTRIBUTIONS

         Section 5.1 Requirement and Characterization of Distributions. The General Partner shall cause the Partnership to distribute quarterly all, or such portion as the General Partner may in its discretion determine, of Available Cash generated by the Partnership during such quarter to the Partners who are Partners on the Partnership Record Date with respect to such quarter, (1) first, with respect to any Partnership Interests that are entitled to any preference in distribution, (and pro rata in proportion to the respective Percentage Interests on such Partnership Record Date), and, (2) second, with respect to Partnership Interests that are not entitled to any preference in distribution, pro rata to each such class in accordance with the terms of such class (and within each such class, pro rata in proportion with the respective Percentage Interests on such Partnership Record Date). Unless otherwise expressly provided for herein or in an agreement at the time a new class of Partnership Interests is created in accordance with Article 4 hereof, no Partnership Interest shall be entitled to a distribution in preference to any other Partnership Interest. The General Partner shall use its best efforts to distribute sufficient cash to allow Partners to pay tax on Net Income.

         Section 5.2 Distributions in Kind. No right is given to any Partner to demand and receive property other than cash. The General Partner may determine, in its sole and absolute discretion, to make a distribution in kind to the Partners of Partnership assets, and such assets shall be distributed in such a fashion as to ensure that the fair market value is distributed and allocated in accordance with Articles 5 and 6.

         Section 5.3 Distributions Upon Liquidation. Proceeds from a Terminating Capital Transaction shall be distributed to the Partners in accordance with
Section 13.2.

         Section 5.4 Distribution to Reflect Issuance of Additional Partnership Interests. In the event that the Partnership issues additional Partnership Interests to the General Partner or any Additional Limited Partner pursuant to
Section 4.3 hereof, the General Partner shall make such revisions to this
Article 5 as it determines are necessary to reflect the issuance of such additional Partnership Interests.





                                       26.

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                                    ARTICLE 6
                                   ALLOCATIONS

         Section 6.1 Timing and Amount of Allocations of Net Income and Net Loss. Net Income and Net Loss of the Partnership shall be determined and allocated with respect to each fiscal year of the Partnership as of the end of each such year. Subject to the other provisions of this Article 6, an allocation to a Partner of a share of Net Income or Net Loss shall be treated as an allocation of the same share of each item of income, gain, loss or deduction that is taken into account in computing Net Income or Net Loss.

         Section 6.2 General Allocations.

         A. Except as otherwise provided in this Article 6, Net Income and Net Loss shall be allocated to each of the Partners holding the same class of Partnership Interests in accordance with their respective Percentage Interest of such class.

         B. Allocations to Reflect Issuance of Additional Partnership Interests. In the event that the Partnership issues additional Partnership Interests to the General Partner or any Additional Limited Partner pursuant to Section 4.3 hereof, the General Partner shall make such revisions to this Section 6.2 as it determines are necessary to reflect the issuance of such additional Partnership Interests.

         Section 6.3 Additional Allocation Provisions. Notwithstanding the foregoing provisions of this Article 6:

         A. Regulatory Allocations.

             (1) Minimum Gain Chargeback. Except as otherwise provided in Regulations Section 1.704-2(f), notwithstanding the provisions of Section
6.2 of the Agreement, or any other provision of this Article 6, if there is a net decrease in Partnership Minimum Gain during any fiscal year, each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, as determined under Regulations
Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be allocated shall be determined in accordance with Regulations Sections 1.704-2(f)(6) and 1.704-2(j)(2) . This Section 6.3.A(l) is intended to qualify as a "minimum gain chargeback" within the meaning of Regulation Section 1.704-2(f) which shall be controlling in the event of a conflict between such Regulation and this Section 6.3.A(l).

             (2) Partner Minimum Gain Chargeback. Except as otherwise provided in Regulations Section 1.704-2(i) (4), and notwithstanding the provisions of
Section 6.2 of the Agreement, or any





                                       27.

other provision of this Article 6 (except Section 6.3.A(l)) if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any fiscal year, each Partner who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each General Partner and Limited Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Sections 1.704-2(i)(4) and 1.7042(j)(2). This Section 6.3.A(2) is intended to qualify as a "chargeback of partner nonrecourse debt minimum gain" within the meaning of Regulation Section 1.704-2(i)(4) which shall be controlling in the event of a conflict between such Regulation and this Section 6.3.A(2).

             (3) Nonrecourse Deductions and Partner Nonrecourse Deductions. Any Nonrecourse Deductions for any fiscal year shall be specially allocated to the Partners in accordance with their Percentage Interests. Any Partner Nonrecourse Deductions for any fiscal year shall be specially allocated to the Partner(s) who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable, in accordance with Regulations Sections 1.704-2(b)(4) and 1.704-2(i).

             (4) Qualified Income Offset. If any Partner unexpectedly receives an adjustment, allocation or distribution described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Partnership income and gain shall be allocated, in accordance with Regulations Section 1.704-1(b)(2)(ii)(d), to the Partner in an amount and manner sufficient to eliminate, to the extent required by such Regulations, the Adjusted Capital Account Deficit of the Partner as quickly as possible provided that an allocation pursuant to this
Section 6.3.A(4) shall be made if and only to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided in this Article 6 have been tentatively made as if this Section 6.3.A(4) were not in the Agreement. It is intended that this Section 6.3.A(4) qualify and be construed as a "qualified income offset" within the meaning of Regulations 1.704-1(b)(2)(ii)(d), which shall be controlling in the event of a conflict between such Regulations and this Section 6.3.A(4).

             (5) Gross Income Allocation. In the event any Partner has a deficit Capital Account at the end of any fiscal year which is in excess of the sum of
(1) the amount (if any) such Partner is obligated to restore to the Partnership, and (2) the amount such




                                      28.

Partner is deemed to be obligated to restore pursuant to Regulations Section 1.704-1(b) (2) (ii) (c) or the penultimate sentences of Regulations Sections 1.704-2(g) (1) and 1.704-2(i) (5), each such Partner shall be specially allocated items of Partnership income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 6.3.A(5) shall be made if and only to the extent that such Partner would have a deficit Capital Account in excess of such sum after all other allocations provided in this Article 6 have been tentatively made as if this Section 6.3.A(5) and Section 6.3.A(4) were not in the Agreement.

             (6) Limitation on Allocation of Net Loss. To the extent any allocation of Net Loss would cause or increase an Adjusted Capital Account Deficit as to any Partner, such allocation of Net Loss shall be reallocated among the other Partners in accordance with their respective Percentage Interests, subject to the limitations of this Section 6.3.A(6).

             (7) Section 754 Adjustment. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b) (2)
(iv) (m) (2) or Regulations Section 1.704-1(b) (2) (iv) (m) (4), to be taken into account in determining Capital Accounts as the result of a distribution to a Partner in complete liquidation of his interest in the Partnership, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners in accordance with their interests in the Partnership in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Partners to whom such distribution was made in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

             (8) Curative Allocation. The allocations set forth in Sections 6.3.A(l), (2), (3), (4), (5), (6), and (7) (the "Regulatory Allocations") are
intended to comply with certain regulatory requirements, including the requirements of Regulations Sections 1.704-1(b) and 1.704-2. Notwithstanding the provisions of Sections 6.1 and 6.2, the Regulatory Allocations shall be taken into account in allocating other items of income gain, loss and deduction among the Partners so that, to the extent possible, the net amount of such allocations of other items and the Regulatory Allocations to each Partner shall be equal to the net amount that would have been allocated to each such Partner if the Regulatory Allocations had not occurred.

         B. For purposes of determining a Partner's proportional share of the "excess nonrecourse liabilities" of the Partnership within the meaning of Regulations Section 1.752-3(a)(3), each Partner's interest in Partnership profits shall be such Partner's Percentage Interest.




                                      29.

         Section 6.4 Tax Allocations

         A. In General. Except as otherwise provided in this Section 6.4, for income tax purposes each item of income, gain, loss and deduction (collectively, "Tax Items") shall be allocated among the Partners in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Sections 6.2 and 6.3.

         B. Allocations Respecting Section 704 (c) Revaluations. Notwithstanding
Section 6.4.A, Tax Items with respect to Partnership property that is contributed to the Partnership by a Partner shall be shared among the Partners for income tax purposes pursuant to Regulations promulgated under Section 704(c) of the Code, so as to take into account the variation, if any, between the basis of the property to the Partnership and its initial Gross Asset Value. With respect to properties contributed to the Partnership, the Partnership shall account for such variation under any method approved under Section 704 (c) of the Code and the applicable regulations as chosen by the General Partner. In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to subparagraph (b) of the definition of Gross Asset Value (provided in Article 1 of this Agreement), subsequent allocations of Tax Items with respect to such asset (including but not limited to the Property) shall take account of the variation, if any, between the adjusted basis of such asset and its Gross Asset Value in the same manner as under Section 704 (c) of the Code and the applicable regulations consistent with the requirements of Regulations Section 1.704-1(b)(2)(iv)(g) using the "traditional method" (with the "ceiling rule") as described in Regulations Section 1.704-3(b)(1)

                                    ARTICLE 7
                      MANAGEMENT AND OPERATIONS OF BUSINESS

         Section 7.1 Management

         A. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership are exclusively vested in the General Partner, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership. The General Partner may not be removed by the Limited Partners with or without cause, except with the consent of the General Partner. In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to the other provisions hereof including Section 7.3, shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in Section 3.2 hereof and to effectuate the





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

purposes set forth in Section 3.1 hereof, including, without limitation:

             (1) except as specifically provided to the contrary in Sections 4.3.D and 7.3.E, the making of any expenditures, the lending or borrowing of money (including, without limitation making prepayments on loans and borrowing money to permit the Partnership to make distributions to its Partners in such amounts as will permit the Company (so long as the Company has determined to qualify as a REIT) to avoid the payment of any federal income tax (including, for this purpose, any excise tax pursuant to Section 4981 of the Code) and to make distributions to its stockholders sufficient to permit the Company to maintain REIT status), the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness (including the securing of same by mortgage, deed of trust or other lien or encumbrance on the Partnership's assets) and the incurring of any obligations it deems necessary for the conduct of the activities of the Partnership;

             (2) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of, the Partnership;

             (3) except as specifically provided to the contrary in Sections 4.3.D and 7.3.E, the acquisition, disposition, mortgage, pledge, encumbrances hypothecation or exchange of any assets of the Partnership or the merger or other combination of the Partnership with or into another entity;

             (4) except as specifically provided to the contrary in Sections 4.3.D and 7.3.E, the mortgage, pledge, encumbrance or hypothecation of any assets of the Partnership, and the use of the assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms it sees fit, including, without limitation, the financing of the conduct or the operations of the General Partner or the Partnership, the lending of funds to other Persons (including, without limitation, the General Partner (if necessary to permit the financing or capitalization of a subsidiary of the General Partner or the Partnership) or any Subsidiaries of the Partnership) and the repayment of obligations of the Partnership, any of its Subsidiaries and any other Person in which it has an equity investment;

             (5) the negotiation, execution, and performance of any contracts, leases, conveyances or other instruments that the General Partner considers useful or necessary to the conduct of the Partnership's operations or the implementation of the General Partner's powers under this Agreement;





                                      31.

             (6) the distribution of Partnership cash or other Partnership assets in accordance with this Agreement;

             (7) the selection and dismissal of employees of the Partnership (including, without limitation, employees having titles such as "chairman," "chief executive officer," "chief operating officer," "president," "vice president," "secretary" and "treasurer"), and agents, outside attorneys, accountants, consultants and contractors of the Partnership, the determination of their compensation and other terms of employment or hiring, including waivers of conflicts of interest and the payment of their expenses and compensation out of the Partnership's assets;

             (8) the maintenance of such insurance for the benefit of the Partnership and the Partners as it deems necessary or appropriate, it being agreed, however, that the General Partner shall cause the Partnership to maintain a minimum of $3,000,000 public liability insurance and to maintain fire and extended coverage property insurance in the full insurable value of the Property and to maintain earthquake insurance if and to the extent as the Company generally maintains it for its properties and to maintain any other insurance or increased limits required by any lender to the Partnership;

             (9) except as specifically provided to the contrary in Section 7.3.E, the formation of, or acquisition of an interest in, and the contribution of property to, any further limited or general partnerships, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to any Subsidiary and any other Person in which it has an equity investment from time to time); provided that, as long as the Company has determined to continue to qualify as a REIT, the Partnership may not engage in any such formation, acquisition or contribution that would cause the Company to fail to qualify as a REIT;

             (10) except as specifically provided to the contrary in the Contribution Agreement, the control of any matters affecting the rights and obligations of the Partnership, including the conduct of litigation and the incurring of legal expense and the settlement of claims and litigation, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

             (11) the undertaking of any action in connection with the Partnership's direct or indirect investment in any Person (including, without limitation, contributing or loaning Partnership funds to, incurring indebtedness on behalf of, or guarantying the obligations of any such Persons);

             (12) subject to the other provisions in this Agreement, the determination of the fair market value of any Partnership property distributed in kind using such reasonable method of




                                       32.

valuation as it may adopt, provided that such methods are otherwise consistent with requirements of this Agreement;

             (13) the management, operation, leasing, landscaping, repair, alteration, demolition or improvement of any real property or improvements owned by the Partnership or any Subsidiary of the Partnership or any Person in which the Partnership has made a direct or indirect equity investment;

             (14) holding, managing, investing and reinvesting cash and other assets of the Partnership;

             (15) the collection and receipt of revenues and income of the Partnership;

             (16) the exercise, directly or indirectly through any attorney-in-fact acting under a general or limited power of attorney, of any right, including the right to vote, appurtenant to any asset or investment held by the Partnership;

             (17) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of or in connection with any Subsidiary of the Partnership or any other Person in which the Partnership has a direct or indirect interest, or jointly with any such Subsidiary or other Person;

             (18) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of any Person in which the Partnership does not have an interest pursuant to contractual or other arrangements with such Person; and

             (19) subject to the requirements of Section 4.3 D and Section 7.3.E, the making, execution and delivery of any and all deeds, leases, notes, deeds to secure debt, mortgages, deeds of trust, security agreements, conveyances, contracts, guarantees, Warranties, indemnities, waivers, releases or legal instruments or agreements in writing necessary or appropriate in the judgment of the General Partner for the accomplishment of any of the powers of the General Partner enumerated in this Agreement.

         B. Each of the Limited Partners agrees that the General Partner is authorized to execute, deliver and perform the abovementioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the partners, notwithstanding any other provisions of this Agreement (except as provided in Sections 4.3.D and 7.3), the Act or any applicable law, rule or regulation. The execution, delivery or performance by the General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement or of any duty stated or implied by law or equity.




                                      33.

         C. At all times from and after the date hereof, the General Partner may cause the Partnership to obtain and maintain (i) casualty, liability and other insurance on the properties of the Partnership and (ii) liability insurance for the Indemnities hereunder.

         D. At all times from and after the date hereof, the General Partner may cause the Partnership to establish and maintain working capital reserves in such amounts as the General Partner, in it sole and absolute discretion, deems appropriate and reasonable from time to time.

         E. Except as specifically provided to the contrary in Sections 3.2, 4.3.D and 7.3.E, in exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner (including the General Partner) of any action taken by it. Except for the General Partner's or the Partnership's failure to comply with Sections 3.2, 4.3.D and 7.3.E, the General Partner and the Partnership shall not have liability to a Partner under any circumstances as a result of an income tax liability incurred by such Limited Partner as a result of an action (or inaction) by the General Partner pursuant to its authority under this Agreement.

         Section 7.2 Certificate of Limited Partnership. To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate and do all the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of California and each other state, the District of Columbia or other jurisdiction, in which the Partnership may elect to do business or own property. Subject to the terms of Section 8.5.A(4) hereof, the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate or any amendment thereto to any Limited Partner. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of California, any other state, or the District of Columbia or other jurisdiction, in which the Partnership may elect to do business or own property.

         Section 7.3 Restrictions on General Partner's Authority

         A. The General Partner may not take any action in contravention of an express prohibition or limitation of this Agreement, including, without limitation:




                                      34.

             (1) take any action that would make it impossible to carry on the ordinary business of the Partnership, except as otherwise provided in this Agreement;

             (2) possess Partnership property, or assign any rights in specific Partnership property, for other than a Partnership purpose except as otherwise provided in this Agreement;

             (3) perform any act that would subject a Limited Partner to liability as a general partner in any jurisdiction or any other liability except as provided herein or under the Act; or

             (4) enter into any contract, mortgage, loan or other agreement that expressly prohibits or restricts the ability of a Limited Partner to exercise its rights to an Exchange in full, except with the written consent of such Limited Partner.

         B. The General Partner shall not, without the prior Consent of the Partners, undertake, on behalf of the Partnership, any of the following actions:

             (1) except as provided in Section 7.3.C, amend, modify or terminate this Agreement other than to reflect the admission, substitution, termination or withdrawal of partners pursuant to Article 12 hereof, provided that any amendment of Sections 4.3.D, 6.4.B and 7.3.E shall only be made in compliance with Section 7.3.E;

             (2) make a general assignment for the benefit of creditors or appoint or acquiesce in the appointment of a custodian, receiver or trustee for all or any part of the assets of the Partnership;

             (3) institute any proceeding for bankruptcy on behalf of the Partnership; or

             (4) confess a judgment against the Partnership.

         C. Notwithstanding Section 7.3.B and 7.3.E.(3), the General Partner shall have the exclusive power to amend this Agreement as may be required to facilitate or implement any of the following purposes:

             (1) to reflect a change that is of an inconsequential nature and does not adversely, affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement;

             (2) to satisfy any requirements, conditions, or guidelines contained in any order, directive, opinion, ruling or




                                      35.

regulation of a federal or state agency or contained in federal or state law;
and

             (3) to reflect such changes as are reasonably necessary for the Company to maintain status as a REIT, including changes which may be necessitated due to a change in applicable law (or an authoritative interpretation thereof) or a ruling of the IRS.

The General Partner will provide notice to the Limited Partners before any action under this Section 7.3.C is taken.

         D. Notwithstanding Section 7.3.B and 7.3.C hereof, this Agreement shall not be amended with respect to any Partner adversely affected, and no action may be taken by the General Partner, without the Consent of such Partner adversely affected if such amendment or action would (i) convert a Limited Partner's interest in the Partnership into a general partner's interest (except as the result of the General Partner acquiring such interest) , (ii) modify the limited liability of a Limited Partner, (iii) alter rights of the Partner to receive distributions pursuant to Article 5 or Section 13.2.A(4), or the allocations specified in Article 6 (except as permitted pursuant to Section 4.3 and Section 7.3.C(3) hereof), (iv) materially alter or modify the rights to an Exchange as set forth in Section 8.6, and related definitions hereof or (v) amend this
Section 7.3.D unless the General Partner is acting pursuant to its powers under
Section 7.3.E(4) in which event no Consent of any affected Partner shall be required. Further, no amendment may alter the restrictions on the General Partner's authority set forth elsewhere in this Section 7.3 without the Consent specified in such section.

         E. So long as either (1) A.S. Glikbarg and his spouse or (2) Ed N. Harrison and his spouse are living, the General Partner shall not cause or suffer the Partnership to take any of the following actions without the prior Consent of the Glikbarg Trust (if both A.S. Glikbarg and his spouse are living) and the Harrison Trust (if both Ed N. Harrison and his spouse are living):

             (1) for the period of two (2) years following the Effective Date,
(a) dissolve the Partnership or (b) merge, consolidate, reorganize or otherwise combine the Partnership in a transaction to which the Partnership is a party; or

             (2) (a) after the two (2) year period following the Effective Date, and until the end of the ten (10) year period following the Effective Date, dissolve the Partnership, or merge, consolidate, reorganize or otherwise combine the Partnership in a transaction to which the Partnership is a party, unless such dissolution or other transaction (i) is structured in a manner that does not trigger any material adverse income tax consequences to A.S. Glikbarg or Ed
N. Harrison and (ii) provides for the continuation of the substance of the provisions set forth in Sections 4.3.D and 6.4.B (regarding allocations under Code Section





                                      36.

704 (c) ) and 7 .3. E (2) ; (b) for a period of ten (10) years following the Effective Date, sell, transfer or dispose of the Property other than in a tax-deferred exchange qualifying under Section 1031 of the Code or equivalent, successor, replacement or additional Code Sections in which no gain or loss is recognized for income tax purposes unless the Partnership has been merged into the General Partner in accordance with clause (a) above and the Company or the General Partner sells substantially all of its assets in a single or series of related taxable transactions. The foregoing ten (10) year limitation shall terminate upon the death of both (a) A.S. Glikbarg or his spouse and (b) Ed N. Harrison or his spouse. However, notwithstanding the ten (10) year period set forth in clauses (a) and (b) of the first sentence of this Section 7.3.E.(2), while both Mr. and Mrs. Glikbarg or both Mr. and Mrs. Harrison are living after the ten (10) year period has expired the General Partner agrees to cooperate with both families to attempt to structure any proposed transaction so that (i) it would not trigger significant federal income taxes to either of them or their trusts as Limited Partners, and (ii) if the proposed transaction involves a merger, consolidation, reorganization or other combination in which the Partnership is not the surviving entity, the transaction provides for the continuation of the substance of the provisions set forth in Sections 4. 3. D,
6. 4. B and 7. 3. E. (2) ; provided, however, if after such ten (10) year period has expired (and for so long as both Mr. and Mrs. Glikbarg or both Mr. and Mrs. Harrison are living), (x) the General Partner and such persons reach agreement on a structure which satisfies one but not both of the objectives set forth in clauses (i) and (ii) above, then the General Partner may pursue its proposed transaction but only in accordance with such agreement and without any other obligations under this Section 7.3.E.(2) with respect to the tax treatment of the Limited Partners, and (y) if the General Partner and such persons do not reach agreement on a structure which satisfies either of the objectives set forth in clauses (i) and (ii) above, then the General Partner may pursue its proposed transaction without any obligations under this Section 7.3.E.(2) with respect to the tax treatment of the Limited Partners.

             (3) Modify or amend Sections 4.3.D, 6.4.B and this Section 7.3.E.

             (4) Notwithstanding the foregoing limitations in Section
7.3.E.(l) or (2) or those contained in Section 8.6.F such provisions shall in no way limit the General Partner's ability to (a) engage in a "Termination Transaction" as defined in the partnership agreement of the General Partner (including the transactions described under Section 11.2.C of such agreement)
(b) engage in a transaction designed to sell, transfer, merge, consolidate, reorganize or roll-up all or substantially all of the assets of the General Partner with another entity for the benefit of the shareholders of the Company or (c) act or refrain from acting in a way or manner so as to avoid a breach by the General Partner, the Company, or its board of directors of any fiduciary




                                      37.

duty to the Company or its shareholders, and none of the General Partner, the Partnership or any other party shall have any liability under this Agreement for engaging in such a transaction, action or in action.

         Section 7.4 Reimbursement of the General Partner

         A. Except as provided in this Section 7.4 and elsewhere in this Agreement (including the provisions of Articles 5 and 6 regarding distributions, payments and allocations to which it may be entitled), the General Partner shall not hereafter be compensated for its services as general partner of the Partnership.

         B. The General Partner shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all expenses it incurs relating to the ownership of interests in and operation of, or for the benefit of, the Partnership. Such reimbursements shall be in addition to any reimbursement to the General Partner as a result of indemnification pursuant to Section 7.7 hereof.

         C. If and to the extent any reimbursements to the General Partner pursuant to this Section 7.4 constitute gross income of the General Partner (as opposed to the repayment of advances made by the General Partner on behalf of the Partnership), such amounts shall constitute guaranteed payments within the meaning of Section 707(c) of the Code, shall be treated consistently therewith by the Partnership and all Partners, and shall not be treated as distributions for purposes of computing the Partners, Capital Accounts.

         Section 7.5 Outside Activities of the General Partner

         The General Partner and/or its Affiliates, may engage in or possess an interest in other business ventures of every nature and description, independently or with others, whether such ventures are competitive with the Partnership or otherwise; and except as expressly provided in an independent written and duly executed instrument, neither the Partnership nor the Partners shall have any right by virtue of this Agreement in or to such independent ventures or to the income or profits derived therefrom.

         Section 7.6 Contracts with Affiliates

         A. The General Partner without the approval of the Limited Partners, may propose and adopt on behalf of the Partnership employee benefit plans funded by the Partnership for the benefit of employees of the Partnership in respect of services performed, directly or indirectly, for the benefit of the Partnership.

         B. The General Partner is expressly authorized to enter into, in the name and on behalf of the Partnership, a right of first opportunity arrangement and other conflict avoidance





                                      38.

agreements with various Affiliates of the Partnership and the General Partner, on such terms as the General Partner, in its sole and absolute discretion, believes are advisable.

         Section 7.7 Indemnification

         A. The Partnership shall indemnify an Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership as set forth in this Agreement in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of dishonesty or gross negligence; (ii) the Indemnitee actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. Without limitation, except as to the guaranties by the Guarantors now or hereafter in effect as described in
Section 4.3.D of this Agreement for which the Partnership shall not be obligated to indemnify the Guarantors, the foregoing indemnity shall extend to any liability of any Indemnitee, pursuant to a loan guaranty or otherwise, for any indebtedness of the Partnership or any Subsidiary of the Partnership (including, without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken subject to) , and the General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.7 in favor of any Indemnitee having or potentially having liability for any such indebtedness. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.7.A. The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or any entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee acted in a manner contrary to that specified in this Section 7.7.A. Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Partnership.

         B. Reasonable expenses incurred by an Indemnitee who is a party to a proceeding may be paid or reimbursed by the Partnership in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 7.7.A has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall




                                      39.

ultimately be determined that the standard of conduct has not been met.

         C . The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity.

         D. The Partnership may purchase and maintain insurance on behalf of the Indemnities and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

         E. For purposes of this Section 7.7, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of Section 7.7; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

         F. In no event may an Indemnitee subject the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

         G. An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

         H. The provisions of this Section 7.7 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7.7 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the Partnership's liability to any Indemnitee under this Section 7.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.




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



         I. If and to the extent any reimbursements to the General Partner pursuant to this Section 7.7 constitute gross income of the General Partner (as opposed to the repayment of advances made by the General Partner on behalf of the Partnership) such amounts shall constitute guaranteed payments within the meaning of Section 707(c) of the Code, shall be treated consistently therewith by the Partnership and all Partners, and shall not be treated as distributions for purposes of computing the Partners' Capital Accounts.

         J. Any indemnification hereunder is subject to, and limited by, the provisions of the Act.

         Section 7.8 Liability of the General Partner

         A. Notwithstanding anything to the contrary set forth in this Agreement, the General Partner shall not be liable or accountable in damages or otherwise to the Partnership, any Partners or any Assignees for losses sustained, liabilities incurred or benefits not derived as a result of errors in judgment or mistakes of fact or law or any act or omission if the General Partner acted in good faith.

         B. The Limited Partners expressly acknowledge that the General Partner is acting for the benefit of the Partnership, the Limited Partners and the General Partner's partners collectively, that except as otherwise specifically provided in Sections 4.3.D and 7.3.E, the General Partner is under no obligation to give priority to the separate interests of the Limited Partners or the General Partner's partners (including, without limitation, the tax consequences to Limited Partners or Assignees or to stockholders) in deciding whether to cause the Partnership to take (or decline to take) any actions and that except as specifically provided in Sections 4.3.D and 7.3.E, the General Partner shall not be liable to the Partnership or to any Partner for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner has acted in good faith.

         C. Subject to its obligations and duties as General Partner set forth in Sections 4.3.D and 7.3.E, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

         D. Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's liability to the Partnership and the Limited Partners under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment,





                                      41.

modification or repeal, regardless of when such claims may arise or be asserted.

         Section 7.9 Other Matters Concerning the General Partner

         A. The General Partner may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

         B. The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any act reasonably taken or reasonably omitted to be taken in reliance upon the opinion of such Persons as to matters which such General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

         C. The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and a duly appointed attorney or attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform all and every act and duty which is permitted or required to be done by the General Partner hereunder.

         D. Notwithstanding any other provisions of this Agreement or any nonmandatory provision of the Act, any action of the Company as general partner of the General Partner on behalf of the Partnership, or any decision of the Company as general partner of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the Company to continue to qualify as a REIT or (ii) to avoid the Company incurring any taxes under Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

         Section 7.10 Title to Partnership Assets. Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partners, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or




                                      42.

Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use its best efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

         Section 7.11 Reliance by Third Parties. Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner as if it were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies which may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

                                    ARTICLE 8
                   RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

         Section 8.1 Limitation of Liability. The Limited Partners shall have no liability under this Agreement except as expressly provided in this Agreement or under the Act.

         Section 8.2 Management of Business. No Limited Partner or Assignee (other than the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such) shall take part in the operations, management or control (within the meaning of the Act) of the Partnership's business, transact any business in the Partnership's name or





                                      43.

have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

         Section 8.3 Outside Activities of Limited Partners. Any Limited Partner and any officer, director, employee, agent, trustee, Affiliate or stockholder of any Limited Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct competition with the Partnership or that are enhanced by the activities of the Partnership. Neither the Partnership nor any Partners shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee. None of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any business ventures of any other Person, other than the Limited Partners benefitting from the business conducted by the General Partner, and such Person shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures to the Partnership, any Limited Partner or any such other Person, even if such opportunity is of a character which, if presented to the Partnership, any Limited Partner or such other Person, could be taken by such Person.

         Section 8.4 Return of Capital. Except pursuant to the rights of Exchange set forth in Section 8.6, no Limited Partner shall be entitled to the withdrawal or return of his or her Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon termination of the Partnership as provided herein. No Limited Partner or Assignee shall have priority over any other Limited Partner or Assignee either as to the return of Capital Contributions, or otherwise expressly provided in this Agreement, as to profits, losses, distributions or credits.

         Section 8.5 Rights of Limited Partners Relating to the Partnership

         A. In addition to other rights provided by this Agreement or by the Act, and except as limited by Section 8.5.B hereof, each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner's interest as a limited partner in the Partnership, upon written demand with a statement of the purpose of such demand and at the Partnership's expense:

             (1) to obtain a copy of the most recent annual and quarterly reports filed with the Securities and Exchange Commission by the Company pursuant to the Securities Exchange Act, and each communication sent to the stockholders of the Company;





                                      44.

             (2) to obtain a copy of the Partnership's federal, state and local income tax returns for each Partnership Year;

             (3) to obtain a current list of the name and last known business, residence or mailing address of each Partner;

             (4) to obtain a copy of this Agreement and the Certificate and all amendments thereto, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate and all amendments thereto have been executed; and

             (5) to obtain true and full information regarding the amount of cash and a description and statement of any other property or services contributed by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a Partner.

         B. Notwithstanding any other provision of this Section 8.5, the General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner determines in its sole and absolute discretion to be reasonable, any information that (i) the General Partner believes to be in the nature of trade secrets or other information the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or (ii) the Partnership or the General Partner is required by law or by agreements with unaffiliated third parties to keep confidential.

         Section 8.6 Exchange Rights

         A. On or after the date one (1) year after the Effective Date, each Limited Partner (acting individually) shall have the right (subject to the terms and conditions set forth herein) to require the General Partner to acquire all (but not a portion) of the Partnership Interests held by such Limited Partner (such Partnership Interests being hereafter referred to as "Tendered Units") in exchange for cash in the amount set forth in Section 8.6.C. (an "Exchange") . Notwithstanding the foregoing, any Limited Partner may purchase all or a portion of the Partnership Interests of another Limited Partner (the "Purchased Units"), in which case such purchasing Limited Partner shall have (i) the right to require the General Partner to acquire all (but not a portion) of the Purchased Units in an Exchange, and also (ii) the right to require the General Partner to acquire all (but not a portion) of the Partnership Units held by such Limited Partner other than the Purchased Units in an Exchange, which rights need not be exercised concurrently. Unless otherwise expressly provided in this Agreement or in a separate agreement entered into between the General Partner and the Limited Partners, all Limited Partnership Interests shall be entitled to a right of Exchange hereunder. Any Exchange shall be exercised pursuant to a Notice of Exchange delivered to the General Partner by the Limited Partner who is exercising the right (the "Tendering Partner").





                                      45.

         B. Notwithstanding Section 8.6.A above, if a Limited Partner has delivered to the General Partner a Notice of Exchange then the General Partner may, in its sole and absolute discretion, (subject to the limitations on ownership and transfer of the General Partner) acquire the Tendered Units from the Tendering Partner in exchange for a number of OP Units (as of the Specified Exchange Date) as set forth in Section 8.6.C and the Tendering Partner shall transfer the Tendered Units to the General Partner in exchange for such OP Units. In such event, the Tendering Partners shall have no right to require the General Partner to acquire such Tendered Units in exchange for cash. The General Partner shall promptly give such Tendering Partner written notice of its election , and the Tendering Partner may elect to withdraw its request for an Exchange at any time prior to the acceptance of the cash or OP Units by such Tendering Partner.

         C. Upon receipt of the Notice of Exchange, the General Partner shall cause an Appraisal of the Property as of the date of the Notice of Exchange to determine its then fair market value and shall engage the Partnership's accountants to determine the amount of the liquidating distribution (the "Cash Amount") that would be made to the Tendering Partner pursuant to Section 5.3 if the Property had been sold in an arm's length transaction for its fair market value as determined by the Appraisal, the liabilities of the Partnership had been paid, the Partnership closed its books on the date of the Notice of Exchange with respect to other items of income and expense, and the Partnership dissolved. The Tendered Units shall be acquired as of the Specified Exchange Date for the Cash Amount or, in the sole and absolute discretion of the General Partner, exchanged for the number of OP Units of the General Partner equal to the Cash Amount divided by the Fair Market Value of a share of capital stock of the Company. Such Exchange shall be consummated no later than ten (10) business days following the determination of the Cash Amount.

         D. The General Partner agrees to cause a Tendering Partner who is to receive OP Units to be admitted as an Additional Limited Partner of the General Partner and the Tendering Partner shall execute an amendment to the agreement of limited partnership of the General Partner reflecting its admission and percentage interest in the General Partner and its agreement to abide by the partnership agreement of the General Partner. Notwithstanding any delay in such delivery, the Tendering Partner shall be deemed the owner of such OP Units for all purposes, including without limitation, the right to consent, and receive distributions, as of the Specified Exchange Date.

         E. Notwithstanding anything herein to the contrary, with respect to any Exchange pursuant to this Section 8.6:

             (1) All Partnership Interests acquired by the General Partner pursuant thereto shall automatically, and without further




                                      46.

action required, be converted into and deemed to be General Partner Interests.

             (2) Except as otherwise specifically provided, without the consent of the General Partner, each Limited Partner may not effect an Exchange for less than all of the Partnership Interests held by such Limited Partner.

             (3) Each Tendering Partner shall continue to own all Partnership Interests subject to any Exchange for OP Units, and be treated as a Limited Partner with respect to such Partnership Interests for all purposes of this Agreement, until the Specified Exchange Date. Until a Specified Exchange Date, the Tendering Partner shall have no rights as a limited partner of the General Partner with respect to such Tendering Partner's Partnership Interests.

     F. Notwithstanding anything in this Section 8.6 to the contrary, but subject to the limitations set forth in the following sentence, the General Partner is hereby granted the right and option to acquire the Partnership Interest of each of the Limited Partners in exchange for cash or, at the General Partner's election, OP Units of the General Partner in accordance with the valuation and other procedures set forth in Sections 8.6.C and 8.6.D. The foregoing option shall not be exercisable with respect to the Partnership Interest owned by the (i) Harrison Trust prior to the death of either Ed N. Harrison or his spouse or (ii) the Glikbarg Trust prior to the death of either A.S. Glikbarg or his spouse.


                                    ARTICLE 9
                     BOOKS, RECORDS, ACCOUNTING AND REPORTS

         Section 9.1 Records and Accounting. The General Partner shall keep or cause to be kept at the principal office of the Partnership appropriate books and records with respect to the Partnership's business, including without limitation, all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Section 9.3 hereof. Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on, or be in the form of, punch cards, magnetic tape, photographs, micrographics or any other information storage device, provided that the records so maintained are convertible into clearly legible written form within a reasonable period of time; the books of the Partnership shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with generally accepted accounting principles.

         Section 9.2 Fiscal Year. The fiscal year of the Partnership shall be the calendar year.





                                      47.

         Section 9.3 Reports.

         A. As soon as practicable, but in no event later than 105 days after the close of each Partnership Year, or such earlier date as they are filed with the Securities and Exchange Commission, the General Partner shall cause to be mailed to each Limited Partner as of the close of the Partnership Year, an annual report containing financial statements of the Partnership, or of the Company if such statements are prepared solely on a consolidated basis with the Company, for such Partnership Year, presented in accordance with generally accepted accounting principles, such statements to be audited by a nationally recognized firm of independent public accountants selected by the General Partner.

         B. As soon as practicable, but in no event later than 45 days after the close of each calendar quarter (except the last calendar quarter of each year), or such earlier date as they are filed with the Securities and Exchange Commission, the General Partner shall cause to be mailed to each Limited Partner as of the last day of the calendar quarter, a report containing unaudited financial statements of the Partnership, or of the Company, if such statements are prepared solely on a consolidated basis with the applicable law or regulation, or as the General Partner determines to be appropriate.

                                   ARTICLE 10
                                   TAX MATTERS

         Section 10.1 Preparation of Tax Returns. The General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes and shall use all reasonable efforts to furnish, within 90 days of the close of each taxable year, the tax information reasonably required by Limited Partners for federal and state income tax reporting purposes.

         Section 10.2 Tax Elections. Except as otherwise provided herein, the General Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code, including the election under
Section 754 of the Code. The General Partner shall have the right to seek to revoke any such election (including without limitation, any election under Section 754 of the Code) upon the General Partner's determination in its sole and absolute discretion that such revocation is the best interests of the Partners. The Partners acknowledge, however, that prior to the Effective Date the Partnership made an election under Section 754 of the Code.





                                      48.

         Section 10.3 Tax Matters Partner

         A . The General Partner shall be the "tax matters partner" of the Partnership for federal income tax purposes. Pursuant to Section 6223 (c) of the Code, upon receipt of notice from the IRS of the beginning of an administrative proceeding with respect to the Partnership, the tax matters partner shall furnish the IRS with the name, address and profit interest of each of the Limited Partners and Assignees; provided, however, that such information is provided to the Partnership by the Limited Partners and Assignees.

         B. The tax matters partner is authorized, but not required:

             (1) to enter into any settlement with the IRS with respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes (such administrative proceedings being referred to as a "tax audit" and such judicial proceedings being referred to as "judicial review") , and in the settlement agreement the tax matters partner may expressly state that such agreement shall bind all Partners, except that such settlement agreement shall not bind any Partner (i) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the tax matters partner shall not have the authority to enter into a settlement agreement on behalf of such Partner or (ii) who is a "notice partner" (as defined in Section 6231 of the Code) or a member of a "notice group" (as defined in Section 6223(b)(2) of the Code);

             (2) in the event that a notice of a final administrative adjustment at the Partnership level of any item required to be taken into account by a Partner for tax purposes (a "final adjustment") is mailed to the tax matters partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court or the United States Claims Court, or the filing of a complaint for refund with the District Court of the United States for the district in which the Partnership's principal place of business is located;

             (3) to intervene in any action brought by any other Partner for judicial review of a final adjustment;

             (4) to file a request for an administrative adjustment with the IRS at any time and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition or complaint) for judicial review with respect to such request;

             (5) to enter into an agreement with the IRS to extend the period for assessing any tax which is attributable to any item required to be taken into account by a Partner for tax purposes, or an item affected by such item; and




                                      49.

                  (6) to take any other action on behalf of the Partners of the Partnership in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

         The taking of any action and the incurring of any expense by the tax matters partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters partner and the provisions relating to indemnification of the General Partner set forth in Section 7.7 of this Agreement shall be fully applicable to the tax matters partner in its capacity as such.

         Notwithstanding the foregoing, for tax years ending on or before December 31, 1997 (except as to issues relating to the tax status of the Partnership), the General Partner agrees to consult with A.S. Glikbarg and Ed N. Harrison with respect to tax issues raised by the IRS and to reasonably consider and to reasonably take into account the views expressed by such persons.

             C. The tax matters partner shall receive no compensation for its services. All third party costs and expenses incurred by the tax matters partner in performing his duties as such (including legal and accounting fees) shall be borne by the Partnership. Nothing herein shall be construed to restrict the Partnership from engaging an accounting firm to assist the tax matters partner in discharging his duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable.

             D. While Arden Realty Limited Partnership is the tax matters partner, it shall not agree to any settlement of any issues regarding the Limited Partners' tax basis or deemed distributions to any Limited Partner under
Section 752 (b) without the consent (which may not be unreasonably conditioned or withheld) of A.S. Glikbarg (or his spouse) and Ed N. Harrison (or his spouse) provided that such consent shall not be required for such issues which relate to the status of the Partnership as a partnership or the amount, character or allocation of items of income or loss of the Partnership.

         Section 10.4 Withholding. Each Limited Partner hereby authorizes the Partnership to withhold from or pay on behalf of or with respect to such Limited Partner any amount of federal, state, local, or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Sections 1441, 1442, 1445 or 1446 of the Code. Any amount paid on behalf of or with respect to a Limited Partner shall constitute a loan by the Partnership to such Limited Partner, which loan shall be repaid by such Limited Partner within 15 days after notice from






                                      50.

the General Partner that such payment must be made unless (i) the Partnership withholds such payment from a distribution which would otherwise be made to the Limited Partner or (ii) the General Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the available funds of the Partnership which would, but for such payment, be distributed to the Limited Partner. Any amounts withheld pursuant to the foregoing clauses (i) or (ii) shall be treated as having been distributed to such Limited Partner. Each Limited Partner hereby unconditionally and irrevocably grants to the Partnership a security interest in such Limited Partner's Partnership Interest to secure such Limited Partner's obligation to pay to the Partnership any amounts required to be paid pursuant to this Section 10.4. In the event that a Limited Partner fails to pay any amounts owed to the Partnership pursuant to this Section 10.4 when due, the General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Limited Partner, and in such event shall be deemed to have loaned such amount to such defaulting Limited Partner and shall succeed to all rights and remedies of the Partnership as against such defaulting Limited Partner (including, without limitation, the right to receive distributions). Any amounts payable by a Limited Partner hereunder shall bear interest at the base rate on corporate loans at large United States money center commercial banks, as published from time to time in the Wall Street Journal, plus two percentage points (but not higher than the maximum lawful rate) from the date such amount is due (i.e., 15 days after demand) until such amount is paid in full. Each Limited Partner shall take such actions as the Partnership or the General Partner shall request in order to perfect or enforce the security interest created hereunder.

                                   ARTICLE 11
                            TRANSFERS AND WITHDRAWALS

         Section 11.1 Transfer

         A. The term "transfer," when used in this Article 11 with respect to a Partnership Interest, shall be deemed to refer to a transaction by which the General Partner purports to assign its General Partner Interest to another Person or by which a Limited Partner purports to assign its Limited Partnership Interest to another Person, and includes a sale, assignment, gift (outright or in trust), pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise. The term "transfer" when used in this Article 11 does not include any Exchange for OP Units or cash pursuant to Section 8.6. No part of the interest of a Limited Partner shall be subject to the claims of any creditor, any spouse for alimony or support, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered except as may be specifically provided for in this Agreement.





                                      51.

         B. No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article 11. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article 11 shall be null and void.

         Section 11.2 Transfer of General Partner's Partnership interest.

         A. Except in connection with a transaction permitted under Section 7.3.E. or a "Termination Transaction" as defined in the partnership agreement of the General Partner (including the transactions described under Section 11.2.C. of such agreement), the General Partner shall not withdraw from the Partnership without the consent of a Majority in Interest of the Limited Partners, which may be given or withheld by each Limited Partner in its sole and absolute discretion, and only upon the admission of a successor General Partner pursuant to Section 12.1. Upon any transfer of a Partnership Interest in accordance with the provisions of this Section 11.2, the transferee shall become a Substitute General Partner for all purposes herein, and shall be vested with the powers and rights of the transferor General Partner, and shall be liable for all obligations and responsible for all duties of the General Partner, once such transferee has executed such instruments as may be necessary to effectuate such admission and to confirm the agreement of such transferee to be bound by all the terms and provisions of this Agreement with respect to the Partnership Interest so acquired. It is a condition to any transfer otherwise permitted hereunder that the transferee assumes, by operation of law or express agreement, all of the obligations of the transferor General Partner under this Agreement with respect to such transferred Partnership interest, and no such transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor General Partner are assumed by a successor corporation by operation of law) shall relieve the transferor General Partner of its obligations under this Agreement without the Consent of the Limited Partners, in their reasonable discretion. In the event the General Partner withdraws from the Partnership, in violation of this Agreement or otherwise, or otherwise dissolves or terminates, or upon the Incapacity of the General Partner, all of the remaining Partners may elect to continue the Partnership business by selecting a Substitute General Partner in accordance with the Act. In all events, the successor entity must be structured so as to permit the Limited Partners' Exchange rights.

         B. In connection with any transactions permitted by Section 11.2.3 or
Section 11.2.C of the Amended and Restated Agreement of Limited Partnership of the General Partner dated October 9, 1996, which transaction is engaged in by either the General Partner or the Company, the General Partner shall use commercially reasonable efforts to structure such transaction to avoid causing the Limited Partners to recognize gain for federal income tax purposes by





                                      52.

virtue of the occurrence of or their participation in such transaction. The sole remedy for a breach by the General Partner of this Section 11.2.B shall be a claim for damages.

         Section 11.3 Limited Partners' Rights to Transfer

         A. Any Limited Partner may, at any time, without the consent of the General Partner, (i) transfer all or any portion of its Partnership Interest to the General Partner subject to the provisions of Section 11.6, (ii) transfer all but not a portion of its Partnership Interest to an Affiliate, another original Limited Partner or to an Immediate Family member, subject to the provisions of
Section 11.6, (iii) transfer all but not a portion of its Partnership Interest to a trust for the benefit of a charitable beneficiary or to a charitable foundation, subject to the provisions of Section 11.6, (iv) if it is an estate or trust, subject to the provisions of Section 11.6 transfer its Partnership Interest to the named beneficiary or beneficiaries, and (v) subject to the provisions of Section 11.6, pledge (a "Pledge") all but not a portion of its Partnership Interest to a lending institution, which is not an Affiliate of such Limited Partner, as collateral or security for a bona fide loan or other extension of credit, and transfer such pledged Partnership Interest to such lending institution in connection with the exercise of remedies under such loan or extension or credit, and the transfer of such pledged Partnership Interest by the lender to any transferee. Each Limited Partner or Assignee (including Limited Partners or Assignees resulting from a transfer made pursuant to clauses
(i) through (v) of the preceding sentence) shall have the right to transfer all but not a portion of its Partnership Interest, subject to the provisions of
Section 11.6 and the satisfaction of each of the following conditions (in addition to the right of each such Limited Partner or Assignee to continue to make any such transfer permitted by clauses (i)-(v) of such preceding sentence without satisfying either of the following conditions):

             (a) General Partner Right of First Refusal. The transferring Partner shall give written notice of the proposed transfer to the General Partner, which notice shall state (i) the identity of the proposed transferee, and (ii) the amount and type of consideration proposed to be received for the transferred Partnership Interests. Except for transfers made pursuant to clauses
(i)-(v) in Section 11.3.A, the General Partner shall have ten (10) days upon which to give the transferring Partner notice of its election to acquire the Partnership Interests on the proposed terms. If it so elects, it shall purchase the Partnership Interests on such terms within ten (10) days after giving notice of such election. If it does not so elect, the transferring Partner may transfer such Partnership Interests to a third party, on economic terms no more favorable to the transferee than the proposed terms, subject to the other conditions of this Section 11.3.




                                      53.

             (b) Qualified Transferee. Any transfer of a Partnership Interest shall be made only to Qualified Transferees.

         It is a condition to any transfer otherwise permitted hereunder that the transferee assumes by operation of law or express agreement all of the obligations of the transferor Limited Partner under this Agreement with respect to such transferred Partnership Interest and no such transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor Partner are assumed by a successor corporation by operation of law) shall relieve the transferor Partner of its obligations under this Agreement without the approval of the General Partner, in its reasonable discretion. Notwithstanding the foregoing, any transferee of any transferred Partnership Interest shall be subject to any and all ownership limitations contained in the Charter and the representations in Section 3.4.D. Any transferee, whether or not admitted as a Substituted Limited Partner, shall take subject to the obligations of the transferor hereunder. Unless admitted as a Substitute Limited Partner, no transferee, whether by a voluntary transfer, by operation of law or otherwise, shall have rights hereunder, other than the rights of an Assignee as provided in Section 11.5.

         B. If a Limited Partner is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator, or receiver of such Limited Partner's estate or successor-in-interest shall have all the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners, for the purpose of settling or managing the estate, and such power as the Incapacitated Limited Partner possessed to transfer all or any part of his or its interest in the Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

         C. The General Partner may prohibit any transfer otherwise permitted under Section 11.3 by a Limited Partner of his or her Partnership Interests if, in the opinion of legal counsel to the Partnership, such transfer would require the filing of a registration statement under the Securities Act by the Partnership or would otherwise violate any federal or state securities laws or regulations applicable to the Partnership or the Partnership Interest.

         D. No transfer by a Limited Partner of his or her Partnership Interests (including any Exchange for OP Units pursuant to Section 8.6) may be made to any person if (i) in the opinion of legal counsel for the Partnership, it would result in the Partnership being treated as an association taxable as a corporation, or (ii) such transfer is effectuated through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704 of the Code.





                                      54.

         E. No transfer of any Partnership Interests may be made to a lender to the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Partnership whose loan constitutes a Nonrecourse Liability, without the consent of the General Partner, in its sole and absolute discretion; provided that, as a condition to such consent, the lender will be required to enter into an arrangement with the Partnership and the General Partner to redeem or exchange for OP Units in which a security interest is held simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

         Section 11.4 Substituted Limited Partners

         A. No Limited Partner shall have the right to substitute a transferee as a Limited Partner in his or her place (except as to any transferee permitted by Section 11.3.A). The General Partner shall, however, have the right to consent to the admission of a transferee of the interest of a Limited Partner pursuant to this Section 11.4 as a Substituted Limited Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion. The General Partner's failure or refusal to permit a transferee of any such interests to become a Substituted Limited Partner shall not give rise to any cause of action against the Partnership or any Partner.

         B. A transferee who has been admitted as a Substituted Limited Partner in accordance with this Article 11 shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement. The admission of any transferee as a Substituted Limited Partner shall be subject to the transferee executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement (including without limitation, the provisions of Section 2.4 and such other documents or instruments as may be required to effect the admission).

         C. Upon the admission of a Substituted Limited Partner, the General Partner shall amend Exhibit A to reflect the name, address, number of Partnership Interests, and Percentage Interest of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and interest of the predecessor of such Substituted Limited Partner.

         Section 11.5 Assignees. If the General Partner, in its sole and absolute discretion, does not consent to the admission of any permitted transferee under Section 11.3 as a Substituted Limited Partner, as described in
Section 11.4, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be entitled to all the rights of an assignee of a limited partnership interest under the Act, including the right to receive distributions from the Partnership and the share of Net Income, Net





                                   55.

Losses, gain and loss attributable to the Partnership Interests assigned to such transferee, the rights to transfer the Partnership Interests provided in this
Article 11, and the right of Exchange provided in Section 8.6, but shall not be deemed to be a holder of Partnership Interests for any other purpose under this Agreement, and shall not be entitled to effect a Consent with respect to such Partnership Interests on any matter presented to the Limited Partners for approval (such Consent remaining with the transferer Limited Partner). In the event any such transferee desires to make a further assignment of any such Partnership Interests, such transferee shall be subject to all the provisions of this Article 11 to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Partnership Interests.

         Section 11.6 General Provisions

         A. No Limited Partner may withdraw from the Partnership other than as a result of (i) a permitted transfer of all of such Limited Partner's Partnership Interests in accordance with this Article 11 and the transferee(s) of such Units being admitted to the Partnership as a Substituted Limited Partner or (ii) pursuant to the exercise of its right of Exchange of all of such Limited Partner's Partnership Interests under Section 8.6.

         B. Any Limited Partner who shall transfer all of such Limited Partner's Partnership Interests in a transfer permitted pursuant to this Article 11 where such transferee was admitted as a Substituted Limited Partner or pursuant to the exercise of its rights of Exchange of all of such Limited Partner's Partnership Interests under Section 8.6 shall cease to be a Limited Partner.

         C. Transfers pursuant to this Article 11 may only be made effective on the first day of a fiscal quarter of the Partnership, unless the General Partner otherwise agrees.

         D. If any Partnership Interest is transferred, assigned or redeemed during any quarterly segment of the Partnership's fiscal year in compliance with the provisions of this Article 11 or transferred pursuant to Section 8.6, on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items attributable to such interest for such fiscal year shall be divided and allocated between the transferor Partner and the transferee Partner by taking into account their varying interests during the fiscal year in accordance with Section 706(d) of the Code, using the interim closing of the books method. Except as otherwise required by Section 706(d) of the Code, solely for purposes of making such allocations, each of such items for the calendar month in which the transfer, assignment or redemption occurs shall be allocated to the Person who is a Partner as of midnight on the last day of said month and none of such items for the calendar month in which an exchange occurs will be allocated to the Tendering Partner. All distributions of Available Cash with respect to which the Partnership Record Date is before






                                      56.

the date of such transfer, assignment or exchange shall be made to the transferor Partner, and all distributions of Available Cash thereafter, in the case of a transfer or assignment other than a redemption, shall be made to the transferee Partner. Notwithstanding the foregoing, the General Partner may adopt such other conventions relating to allocations in connection with transfers, assignments, redemptions or Exchanges as it determines are necessary or appropriate so that, in the case of a distribution of Available Cash to either the transferor Partner or the transferee Partner during the month in which such transfer, assignment, redemption or Exchange occurred, there is a corresponding allocation of income to the partner who received such distribution.

         E. In addition to any other restrictions on transfer herein contained, including without limitation the provisions of this Article 11 and Section 2.6, in no event may any transfer or assignment of a Partnership Interest by any Partner (including by way of a Exchange) be made (i) to any person or entity who lacks the legal right, power or capacity to own a Partnership Interest; (ii) in violation of applicable law; (iii) of any component portion of a Partnership Interest, such as the Capital Account, or rights to distributions, separate and apart from all other components of a Partnership Interest; (iv) if in the opinion of legal counsel to the Partnership such transfer would cause a termination of the Partnership for federal or state income tax purposes (except as a result of the Exchange for OP Units or cash of all Partnership Interests held by all Limited Partners or pursuant to a transaction expressly permitted under Section 11.2); (v) if in the opinion of counsel to the Partnership such transfer would cause the Partnership to cease to be classified as a partnership for federal income tax purposes (except as a result of the Exchange for OP Units or cash of all Partnership Interests held by all Limited Partners); (vi) if such transfer would cause the Partnership to become, with respect to any employee benefit plan subject to Title I of ERISA, a "party-in-interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in Section 4975(c) of the Code); (vii) if such transfer would, in the opinion of counsel to the Partnership, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.2-101; (viii) if such transfer requires the registration of such Partnership Interest pursuant to any applicable federal or state securities laws; (ix) if such transfer is effectuated through an "established securities market" or a "secondary market" (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code or such transfer causes the Partnership to become a "Publicly Traded Partnership," as such term is defined in Sections 469(k)(2) or 7704(b) of the Code; (x) if such transfer subjects the Partnership to be regulated under the Investment Company Act of 1940, the Investment Advisors Act of 1940 or the Employee Retirement Income Security Act of 1974, each as amended; (xi) if the transferee or assignee of such Partnership Interest is unable





                                      57.

to make the representations set forth in Section 3.4.D. or such transfer could otherwise adversely affect the ability of the Company to remain qualified as a REIT; or (xii) if in the opinion of legal counsel for the Partnership such transfer would adversely affect the ability of the Company to continue to qualify as a REIT or subject the Company to any additional taxes under Section 857 or Section 4981 of the Code.

         F. The General Partner shall monitor the transfers of interests in the Partnership to determine (i) if such interests are being traded on an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704 of the Code, and (ii) whether additional transfers of interests would result in the Partnership being unable to qualify for at least one of the "safe harbors" set forth in Regulations Section 1.7704-1 (or such other guidance subsequently published by the IRS setting forth safe harbors under which interests will not be treated as "readily tradable on a secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704 of the Code) (the "Safe Harbors"). The General Partner shall take all steps reasonably necessary or appropriate to prevent any trading of interests or any recognition by the Partnership of transfers made on such markets and, except as otherwise provided herein, to insure that at least one of the Safe Harbors is met.

                                   ARTICLE 12
                              ADMISSION OF PARTNERS

         Section 12.1 Admission of Successor General Partner. A successor to all of the General Partner's General Partner Interest pursuant to Section 11.2 hereof who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective upon such transfer. Any such transferee shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission. In the case of such admission on any day other than the first day of a Partnership Year, all items attributable to the General Partner Interest for such Partnership Year shall be allocated between the transferring General Partner and such successor as provided in Article 11 hereof.

         Section 12.2 Admission of Additional Limited Partners

         A. After the admission to the Partnership of the initial Limited Partners on the Effective Date hereof, a Person who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i)




                                      58.

evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.4 hereof and (ii) such other documents or instruments as may be required in the discretion of the General Partner in order to effect such Person's admission as an Additional Limited Partner.

         B. Notwithstanding anything to the contrary in this Section 12.2, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's sole and absolute discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the receipt of the Capital Contribution in respect of such Limited Partner and the consent of the General Partner to such admission. If any Additional Limited Partner is admitted to the Partnership on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items allocable among Partners and Assignees for such Partnership Year shall be allocated among such Limited Partner and all other Partners and Assignees by taking into account their varying interests during the Partnership Year in accordance with Section 706(d) of the Code, using the interim closing of the books method. Solely for purposes of making such allocations, each of such items for the calendar month in which an admission of an Additional Limited Partner occurs shall be allocated among all the Partners and Assignees including such Additional Limited Partner. All distributions of Available Cash with respect to which the Partnership Record Date is before the date of such admission shall be made solely to Partners and Assignees other than the Additional Limited Partner (other than in its capacity as an Assignee) and, except as otherwise agreed to by the Additional Limited Partners and the General Partner, all distributions of Available Cash thereafter shall be made to all Partners and Assignees including such Additional Limited Partner.

         Section 12.3 Amendment of Agreement and Certificate of Limited Partnership. For the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement (including an amendment of Exhibit A) and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to
Section 2.4 hereof.






                                      59.

                                   ARTICLE 13
                           DISSOLUTION AND LIQUIDATION

         Section 13.1 Dissolution. The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the withdrawal of the General Partner, any successor General Partner (selected as described in Section 13.1.B below) shall continue the business of the Partnership. The Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following ("Liquidating Events"):

         A. the expiration of its term as provided in Section 2.5 hereof;

         B. an event of withdrawal of the General Partner, as defined in the Act, unless, within 90 days after the withdrawal, a Majority of the Remaining Partners agree in writing, in their sole and absolute discretion, to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal, of a substitute General Partner;

         C. subject to compliance with Section 7.3.E(2) an election to dissolve the Partnership made by the General Partner, in its sole and absolute discretion,

         D. entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act;

         E. the sale of all or substantially all of the assets and properties of the Partnership for cash or marketable securities;

         F. the Incapacity of the General Partner, unless all of the remaining Partners in their sole and absolute discretion agree in writing to continue the business of the Partnership and to the appointment, effective as of a date prior to the date of such Incapacity, of a substitute General Partner; or

         G. the Exchange for OP Units of all Partnership Interests (other than those of the General Partner).

         Section 13.2 Winding Up

         A. Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners. No Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The General Partner (or, in the event there is no remaining General Partner, any Person elected by a Majority in Interest of the Limited Partners (the "Liquidator")) shall be




                                      60.

responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership's liabilities and property and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the General Partner, include shares of stock in the General Partner) shall be applied and distributed in the following order:

         (1) First, to the payment and discharge of all of the Partnership's debts and liabilities to creditors other than the Partners;

         (2) Second, to the payment and discharge of all of the Partnership's debts and liabilities to the Partners;

         (3) The balance, if any, to the General Partner and Limited Partners in accordance with their positive Capital Account balances, determined after taking into account all Capital Account adjustments for the Partnership taxable year during which the liquidation occurs (other than those made as a result of the liquidating distribution set forth in this Section 13.2.A(4)).

The General Partner shall not receive any additional compensation for any services performed pursuant to this Article 13 other than reimbursement of its expenses as provided in Section 7.4.

         B. Notwithstanding the provisions of Section 13.2.A hereof which require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership's assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors) and/or distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2.A hereof, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

         Section 13.3 Compliance with Timing Requirements of Regulations. In the event the Partnership is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions





                                      61.

shall be made pursuant to this Article 13 to the General Partner and Limited Partners who have positive Capital Accounts in compliance with Regulations
Section 1.704-1(b)(2)(ii)(b)(2). If any Partner has a deficit balance in his or her Capital Account (after giving effect to all contributions, distributions and allocations for the taxable years, including the year during which such liquidation occurs), such Partner shall have no obligation to make any contribution to the capital of the Partnership with respect to such deficit, and such deficit shall not be considered a debt owed to the Partnership or to any other Person for any purpose whatsoever. In the discretion of the General Partner, a pro rata portion of the distributions that would otherwise be made to the General Partner and Limited Partners pursuant to this Article 13 may be:

         A. distributed to a trust established for the benefit of the General Partner and Limited Partners for the purposes of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or of the General Partner arising out of or in connection with the Partnership. The assets of any such trust shall be distributed to the General Partner and Limited Partners from time to time, in the reasonable discretion of the General Partner, in the same proportions and the amount distributed to such trust by the Partnership would otherwise have been distributed to the General Partner and Limited Partners pursuant to this Agreement; or

         B. withheld to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership, provided that such withheld amounts shall be distributed to the General Partner and Limited Partners as soon as practicable.

         Section 13.4 Deemed Distribution and Recontribution. Notwithstanding any other provision of this Article 13, in the event the Partnership is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Liquidating Event has occurred, the Partnership's property shall not be liquidated, the Partnership's liabilities shall not be paid or discharged, and the Partnership's affairs shall not be wound up. Instead, the Partnership shall be deemed to have distributed the Partnership property in kind to the General Partner and Limited Partners, who shall be deemed to have assumed and taken such property subject to all Partnership liabilities, all in accordance with their respective Capital Accounts. Immediately thereafter, the General Partner and Limited Partners shall be deemed to have recontributed the Partnership property in kind to the Partnership, which shall be deemed to have assumed and taken such property subject to all such liabilities.

         Section 13.5 Rights of Limited Partners. Except as otherwise provided in this Agreement, each Limited Partner shall look





                                       62.

solely to the assets of the Partnership for the return of his Capital Contribution and shall have no right or power to demand or receive property from the General Partner. No Limited Partner shall have priority over any other Limited Partner as to the return of his Capital Contributions, distributions or allocations.

         Section 13.6 Notice of Dissolution. In the event a Liquidating Event occurs or an event occurs that would, but for provisions of Section 13.1, result in a dissolution of the Partnership, the General Partner shall, within 30 days thereafter, provide written notice thereof to each of the Partners and to all other parties with whom the Partnership regularly conducts business (as determined in the discretion of the General Partner) and shall publish notice thereof in a newspaper of general circulation in each place in which the Partnership regularly conducts business (as determined in the discretion of the General Partner).

         Section 13.7 Cancellation of Certificate of Limited Partnership. Upon the completion of the liquidation of the Partnership cash and property as provided in Section 13.2 hereof, the Partnership shall be terminated and the Certificate shall be cancelled and such other actions as may be necessary to terminate the Partnership shall be taken.

         Section 13.8 Reasonable Time for Winding Up. A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 13.2 hereof, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.

         Section 13.9 Waiver of Partition. Each Partner hereby waives any right to partition of the Partnership property.

                                   ARTICLE 14
                  AMENDMENT OF PARTNERSHIP AGREEMENT; CONSENTS


         Section 14.1 Amendments

         A. The actions requiring consent or approval of Limited Partners pursuant to this Agreement, including Section 7.3, or otherwise pursuant to applicable law, are subject to the procedures in this Article 14.

         B. Amendments to this Agreement may be proposed by the General Partner or by any Limited Partner. Following such proposal, the General Partner shall submit any proposed amendment to the Limited Partners. The General Partner shall seek the written consent of the Limited Partners on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. For purposes of obtaining





                                      63.

a written consent, the General Partner may require a response within a reasonable specified time, but not less than 15 days, and failure to respond in such time period shall constitute a consent which is consistent with the General Partner's recommendation (if so recommended) with respect to the proposal; provided, that, an action shall become effective at such time as requisite consents are received even if prior to such specified time.

         Section 14.2 Action by the Partners

         A. Meetings of the Partners may be called by the General Partner and shall be called upon the receipt by the General Partner of a written request by Limited Partners holding 25 percent or more of the Partnership Interests held by Limited Partners. The call shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Partners not less than seven days nor more than 30 days prior to the date of such meeting. Partners may vote in person or by proxy at such meeting. Whenever the vote or Consent of the Limited Partners or of the Partners is permitted or required under this Agreement, such vote or Consent may be given at a meeting of Partners or may be given in accordance with the procedure prescribed in Section 14.1 hereof.

         B. Any action required or permitted to be taken at a meeting of the Partners may be taken without a meeting if a written consent setting forth the action so taken is signed by the percentage as is expressly required by this Agreement for the action in question. Such consent may be in one instrument or in several instruments, and shall have the same force and effect as a vote of the Percentage Interests of the Partners (expressly required by this Agreement). Such consent shall be filed with the General Partner. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified.

         C. Each Limited Partner may authorize any Person or Persons to act for him by proxy on all matters in which a Limited Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Limited Partner or his attorney-in-fact. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Limited Partner executing it.

         D. Each meeting of Partners shall be conducted by the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate.

         E. Nothwithstanding the foregoing, Sections 4.3.D, 6.4.B and 7.3.E shall automatically be deleted from this Agreement, and shall have no further force or effect, upon both (i) the first to occur of the transfer by the Glikbarg Trust of its Partnership Interest, the death of either A.S. Glikbarg or his spouse, or the prior




                                      64.

written consent of the Glikbarg Trust; and (ii) the first to occur of the transfer by the Harrison Trust of its Partnership Interest, the death of either Ed N. Harrison or his spouse, or the prior written consent of the Harrison Trust.

                                   ARTICLE 15
                               GENERAL PROVISIONS

         Section 15.1 Addresses and Notice. Any notice, demand, request or report required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to the Partner or Assignee at the address set forth in Exhibit A or such other address as the Partners shall notify the General Partner in writing.

         Section 15.2 Titles and Captions. All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles" and "Sections" are to Articles and Sections of this Agreement.

         Section 15.3 Pronouns and Plurals. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

         Section 15.4 Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

         Section 15.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

         Section 15.6 Creditors. Other than as expressly set forth herein with respect to Indemnitees, none of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

         Section 15.7 Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.





                                      65.

         Section 15.8 Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterparts Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

         Section 15.9 Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of California, without regard to the principles of conflicts of law.

         Section 15.10 Invalidly of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

         Section 15.11 Entire Agreement. This Agreement and the Contribution Agreement and any other written agreements executed pursuant thereto and simultaneously therewith contain the entire understanding and agreement among the Partners with respect to the subject matter hereof and supersede any other prior written or oral understandings or agreements among them with respect thereto.

         Section 15.12 No Rights as Partners of the General Partners. Nothing contained in this Agreement shall be construed as conferring upon the holders of Partnership Interests any rights whatsoever as partners of the General Partner, including without limitation any right to receive distributions made to partners of the General Partner or to vote or to consent or to receive notice as Partners in respect of any meeting of partners for the election of one or more general partners of the General Partner or any other matter.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.



"GENERAL PARTNER"                     ARDEN REALTY LIMITED PARTNERSHIP,
                                      a Maryland limited partnership

                                 By:  Arden Realty, Inc.,
                                      a Maryland corporation,
                                      Its General Partner



                                 By:___________________________________
                                    Name:
                                    Title:





                                      66.

LIMITED PARTNERS:



____________________________________        ___________________________________
Ed N. Harrison, Trustee of the Ed           A.S. Glikbarg, Trustee of the A.S.
N. Harrison Separate Property Trust         Glikbarg Family Trust created by
created by Declaration of Trust             Declaration of Trust dated 9/16/87
dated 8/18/87





____________________________________        ___________________________________
Thomas S. Harrison, IV                      ___________________________________,
                                            Executor of the Estate of
                                            Ruth Harrison Matthes



____________________________________        ___________________________________
Elisa Wiley Harrison                        Johnny Ruth Harrison




                                            ___________________________________
                                            Christina Oien














                                       67.

                                    EXHIBIT A
                PARTNERS, CONTRIBUTIONS AND PARTNERSHIP INTEREST


                                                                       Amount of Interest
                                                                         Due on Notes
                                                      Agreed Value   Receivable Contributed
                                       Cash             of Owned      (N) or Additional       Capital      Partnership
                                    Contributions       Property       Cash Contributed (C)  Account         Interest
                                    -------------       --------       --------------------  -------         --------
General Partner

  Arden Realty Limited Partnership  $28,762,500*             $0                            $28,762,500        97.50%

Limited Partners

  Ed N. Harrison. Trustee                                54,310             $203,713 (N)       258,023         0.87488%
  254 Tigertail Road
  Los Angeles, CA 90049

  A.S. Glikbarg, Trustee                                 10,345              150,118 (C)       160,463         0.5438%
  375 Fordyce Road
  Los Angeles, CA

  Thomas S. Harrison, IV                                 11,782                    0            11,782         0.04006%
  [Address]

  Estate of                                              11,782                    0            11,782         0.04006%
  Ruth Harrison Matthes**
  44 Golf Cottage Drive,
  Wyndemere
  Naples, Florida 33999

  Christina Oien                                              0                3,730 (N)         3,730         0.01264%
  [Address]

  Elisa Wiley Harrison                                    5,891              193,822 (N)       199,713         0.67674%
  [Address]

  Johnny Ruth Harrison                                    5,891               86,118 (N)        92,008         0.3118%
  [Address]

TOTALS                               $28,762,500       $100,000             $637,500       $29,500,000       100.00%


 * Less the outstanding principal balance of the Prudential Loan.

** Assignee only, not a limited partner.

                                   EXHIBIT B
                               NOTICE OF EXCHANGE

         The undersigned hereby [irrevocably] (i) transfers __________ Limited Partnership Interests in Westwood Center, a California Limited Partnership in accordance with the terms of the Amended and Restated Agreement of Limited Partnership of Westwood Center, a California Limited Partnership dated August __, 1997 and the rights of Exchange referred to therein, (ii) surrenders such Limited Partnership Interests and all right, title and interest therein, and
(iii) directs that the OP Units or cash deliverable upon Exchange be delivered to the address specified below, and be registered or placed in the name(s) and at the address(es) specified below.


Dated:___________________


         Name of Limited Partner:             ________________________________
                                              (Signature of Limited Partner)


                                              ________________________________
                                              (Street Address)


                                              ________________________________
                                              (City) (State) (Zip Code)



                                              Signature Guaranteed by:

                                              ________________________________



Issue OP Units to:

Please insert social security or identifying number:

Name:________________________________

ID #:________________________________

                                    EXHIBIT C
                        CONSTRUCTIVE OWNERSHIP DEFINITION

         The term "Constructively Owns" means ownership determined through the application of the constructive ownership rules of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. Generally, these rules provide the following:

         a. an individual is considered as owning the Ownership Interest that is owned, actually or constructively, by or for his spouse, his children, his grandchildren, and his parents;

         b. an Ownership Interest that is owned, actually or constructively, by or for a partnership or estate is considered as owned proportionately by its partners or beneficiaries;

         C. an ownership Interest that is owned, actually or constructively, by or for a trust is considered as owned by its beneficiaries in proportion to the actuarial interest of such beneficiaries (provided, however, that in the case of a "grantor trust" the Ownership Interest will be considered as owned by the grantors);

         d. if 10 percent or more in value of the stock in a corporation is owned, actually or constructively, by or for any person, such person shall be considered as owning the Ownership Interest that is owned, actually or constructively, by or for such corporation in that proportion which the value of the stock which such person so owns bears to the value of all the stock in such corporation;

         e. an Ownership Interest that is owned, actually or constructively, by or for a partner of a partnership or a beneficiary of an estate or trust shall be considered as owned by the partnership, estate, or trust (or, in the case of a grantor trust, the grantors);

         f. if 10 percent or more in value of the stock in a corporation is owned, actually or constructively, by or for any person, such corporation shall be considered as owning the Ownership Interest that is owned, actually or constructively, by or for such person;

         g. if any person has an option to acquire an Ownership Interest (including an option to acquire an option or any one of a series of such options), such Ownership Interest shall be considered as owned by such person;

         h. an Ownership Interest that is constructively owned by a person by reason of the application of the rules described in paragraphs (a) through (g) above shall, for purposes of applying paragraphs (a) through (g), be considered as actually owned by such person provided, however, that (i) an Ownership Interest constructively owned by an individual by reason of paragraph (a) shall not be considered as owned by him for purposes of again applying paragraph (a) in order to make another the constructive owner of such Ownership Interest, (h) an Ownership Interest constructively owned by a partnership, estate, trust, or corporation by reason of the application of paragraphs (e) or (f) shall not be considered as owned by it for purposes of applying paragraphs (b), (c), or (d) in order to make another the constructive owner of such Ownership Interest, (iii) if an Ownership Interest may be considered as owned by an individual under paragraphs (a) or
(g), it shall be considered as owned by him under paragraph (g), and (iv) for purposes of the above described rules, an S corporation shall be treated as a partnership and any stockholder of the S corporation shall be treated as a partner of such partnership except that this rule shall not apply for purposes of determining whether stock in the S corporation is constructively owned by any person.

         i. For purposes of the above summary of the constructive ownership rules, the term "Ownership Interest" means the ownership of stock with respect to a corporation and, with respect to any other type of entity, the ownership of an interest in either its assets or net profits.

                                    EXHIBIT D
                         FORM OF PARTNERSHIP CERTIFICATE

                    CERTIFICATE FOR PARTNERSHIP INTERESTS OF
                                 WESTWOOD CENTER

No._______________                                       _______________ UNITS


         Arden Realty Limited Partnership, as the General Partner of Westwood Center, a California Limited Partnership (the "Partnership"), hereby certifies that _____________________ is a Limited Partner of the Partnership whose Partnership Interests therein, as set forth in the Amended and Restated Agreement of Limited Partnership of Westwood Center dated August ___, 1997 (the "Partnership Agreement"), under which the Partnership is existing and as filed in the office of the California Secretary of State (copies of which are on file at the Partnership's principal office at 9100 Wilshire Boulevard, East Tower, Suite 700, Beverly Hills, California 90212, represent _______ units of limited partnership interest in the Partnership.

         THE UNITS REPRESENTED BY THIS CERTIFICATE OR INSTRUMENT MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP DATED AS OF JULY ___, 1997 AS IT MAY BE AMENDED FROM TIME TO TIME (A COPY OF WHICH IS ON FILE WITH THE PARTNERSHIP). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE UNITS REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR (B) IF THE PARTNERSHIP HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER.


DATED:________________,  1997

                                    WESTWOOD CENTER,
                                       a California Limited Partnership

                                       By:  Arden Realty Limited Partnership
                                            a Maryland limited partnership
                                            Its General Partner

                                       By:  Arden Realty, Inc.
                                            a California Limited Partnership
                                            Its General Partner



                                            By:_______________________________
                                            Name:
                                            Title:
ATTEST:

By:_______________________________
   Name:
   Title:

                                    EXHIBIT E
                         SCHEDULE OF PARTNERS' OWNERSHIP
                             WITH RESPECT TO TENANTS

                                    EXHIBIT F
           SCHEDULE OF SHARES OF CAPITAL STOCK OF ARDEN REALTY, INC.,
              ACTUALLY OR CONSTRUCTIVELY OWNED BY LIMITED PARTNERS

                                   EXHIBIT D

                     SCHEDULE OF TENANCIES AND OCCUPANCIES

?????? MANAGER                     Rent Roll                             Page: 1

Property:  WESTWOOD CENTER

----------------------------------------------------------------------------------------------------------------------
  Unit                                                                     Rent Per    Lease     Lease
Reference                                              Monthly    Square    Square    Starting    Exp.      Deposits
 Number                 Name                            Rent       Feet      Foot       Date      Date        Held
----------------------------------------------------------------------------------------------------------------------
  0701     VACANT                                          0.00    1057     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------
  0705     SUHL, RENAN                                 1,096.80     457    28.80/yr    6/01/97   5/31/98    1,651.20
                                                                            2.40/mth
  0707     VACANT                                          0.00    1385     0.00/yr                             0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            0.00/mth
  0709     VACANT                                          0.00     606     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------
  0710     VACANT                                          0.00    2780     0.00/yr                             0.00
                                                                            0.00/mth
  0711     UCLA - JONSSON CANCER CENTER               11,620.00    5754    24.23/yr    7/15/87  10/31/10        0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            2.02/mth
  0716     EXECUTIVE PARKING INDUSTRIES                1,855.00    1855    12.00/yr    3/01/97   2/28/02    1,855.00
                                                                            1.00/mth
----------------------------------------------------------------------------------------------------------------------
  0760     UCLA - JONSSON CANCER CENTER                8,746.00    4373    24.00/yr   12/15/89  10/31/10        0.00
                                                                            2.00/mth
  0762     EXECUTIVE PARKING INDUSTRIES                3,554.00    3554    12.00/yr    5/01/97   2/28/02        0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            1.00/mth
  0763     U.C.L.A. DRUG RESEARCH CENTER              18,975.30    9987    22.80/yr   12/01/94  12/31/97        0.00
                                                                            1.90/mth
----------------------------------------------------------------------------------------------------------------------
  0767     EXECUTIVE PARKING INDUSTRIES                1,891.00    1891    12.00/yr    3/01/97   2/28/02        0.00
                                                                            1.00/mth
  0800     SINGER, JULIAN D.D.S.                       1,032.00     860    14.40/yr   10/01/96   9/30/97    2,064.00
----------------------------------------------------------------------------------------------------------------------
                                                                            1.20/mth
  0801     SMITH-MARDER & DICK                         1,320.00     550    28.80/yr    6/01/95   5/31/98    1,449.00
                                                                            2.40/mth
----------------------------------------------------------------------------------------------------------------------
  0805     WISH, ALAN J.                                 860.00     699    14.76/yr    5/01/95   4/30/98      860.00
                                                                            1.23/mth
  0806     CHEN, ADAM, D.D.S.                          1,238.40     516    28.80/yr    9/01/92   8/31/10    1,238.00
----------------------------------------------------------------------------------------------------------------------
                                                                            2.40/mth
  0809     VACANT                                          0.00     344     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------
  0811     DeGOLIA, VAN DYKE, M.D.                     1,238.40     516    28.80/yr   10/01/96   9/30/99    1,238.90
                                                                            2.40/mth
  0815     MCBRIDE AND SOBELMAN                        2,064.00     860    28.80/yr    2/01/94   1/31/99    2,064.00
----------------------------------------------------------------------------------------------------------------------
                                                                            2.40/mth
  0818     VACANT                                          0.00    2064     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------
  0819     VACANT                                          0.00     344     0.00/yr                             0.00
                                                                            0.00/mth
  0821     KYUNG SIK YU AND KYE AE YU                  2,750.00    1375    24.00/yr   12/01/96  11/30/01    3,300.00
----------------------------------------------------------------------------------------------------------------------
                                                                            2.00/mth
  0832     CASELLINI, RENZO C.                         3,492.00    1455    28.80/yr    6/01/93   5/31/00    3,718.56
                                                                            2.40/mth
----------------------------------------------------------------------------------------------------------------------

?????? MANAGER                     Rent Roll                             Page: 2

Property:  WESTWOOD CENTER

--------------------------------------------------------------------------------------------------------------------
  Unit                                                                    Rent Per    Lease     Lease
Reference                                             Monthly    Square    Square    Starting    Exp.      Deposits
 Number                 Name                           Rent       Feet      Foot       Date      Date        Held
--------------------------------------------------------------------------------------------------------------------
  0835     VACANT                                         0.00    1325     0.00/yr                             0.00
                                                                           0.00/mth
--------------------------------------------------------------------------------------------------------------------
  0837     VACANT                                         0.00    1902     0.00/yr                             0.00
                                                                           0.00/mth                            0.00
  0842     CASELLINI/R dba SWISS QUALITY                                  24.00/yr    6/01/96    6/30/00     480.00
--------------------------------------------------------------------------------------------------------------------
                                                                           2.00/mth
  0844     VACANT                                         0.00     198     0.00/yr                             0.00
                                                                           0.00/mth
--------------------------------------------------------------------------------------------------------------------
  0846     VACANT                                         0.00     250     0.00/yr                             0.00
                                                                           0.00/mth
  0847     VACANT                                         0.00     619     0.00/yr                             0.00
--------------------------------------------------------------------------------------------------------------------
                                                                           0.00/mth
  0850     VACANT                                         0.00    1125     0.00/yr                             0.00
                                                                           0.00/mth
--------------------------------------------------------------------------------------------------------------------
  0851     VACANT                                         0.00    1662     0.00/yr                             0.00
                                                                           0.00/mth
  0900     VACANT                                     1,574.00     656    28.80/yr                             0.00
--------------------------------------------------------------------------------------------------------------------
                                                                           2.40/mth
  0901     VACANT                                         0.00    2063     0.00/yr                             0.00
                                                                           0.00/mth
--------------------------------------------------------------------------------------------------------------------
  0906     RIVIN, ADRIEN SURVOL & MARK                1,651.20     688    28.80/yr    9/01/95    8/30/98   1,651.20
                                                                           2.40/mth
  0908     VACANT                                         0.00     688     0.00/yr                             0.00
--------------------------------------------------------------------------------------------------------------------
                                                                           0.00/mth
  0913     SEXSMITH, DONNA Ph.D.                        825.60     344    28.80/yr    5/01/97    4/30/98     825.60
                                                                           2.40/mth
--------------------------------------------------------------------------------------------------------------------
                                                                           2.40/mth
  0918     VACANT                                         0.00     344     0.00/yr                             0.00
                                                                           0.00/mth
--------------------------------------------------------------------------------------------------------------------
  0919     VACANT                                         0.00    1031     0.00/yr                             0.00
                                                                           0.00/mth
  0921     MARMOR, JUDD M.D.                          1,651.20     688    14.40/yr    10/01/96   9/30/97   1,651.20
--------------------------------------------------------------------------------------------------------------------
                                                                           1.20/mth
  0927     VACANT                                         0.00    1031     0.00/yr                             0.00
                                                                           0.00/mth
--------------------------------------------------------------------------------------------------------------------
  0931     TRAGORRI/OSCAR DBA ORTHO LABS                825.60     344    28.00/yr    9/01/97    8/31/02     825.60
                                                                           2.40/mth
  0932     VACANT                                         0.00     688     0.00/yr                             0.00
--------------------------------------------------------------------------------------------------------------------
                                                                           0.00/mth
  0933     VACANT                                         0.00     313     0.00/yr                             0.00
                                                                           0.00/mth
--------------------------------------------------------------------------------------------------------------------

RESIDENT MANAGER                   Rent Roll                             Page: 3

Property:  WESTWOOD CENTER

----------------------------------------------------------------------------------------------------------------------
  Unit                                                                     Rent Per    Lease     Lease
Reference                                              Monthly    Square    Square    Starting    Exp.      Deposits
 Number                 Name                            Rent       Feet      Foot       Date      Date        Held
----------------------------------------------------------------------------------------------------------------------
  0935     VACANT                                          0.00     516     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------
  0938     BAERWALD, D. & BACH, R., Ph.D.              1,651.20     688    28.80/yr    2/01/97   1/31/98    1,651.20
                                                                            2.40/mth
  0939     GOLDBERG, HERB Ph.D.                        1,238.40     516    28.80/yr   12/01/96  11/30/97        0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            2.40/mth
  0941     VAN DAM, HEIMAN, M.D.                         825.60     344    28.80/yr   10/01/96   9/30/97      825.60
                                                                            2.40/mth
----------------------------------------------------------------------------------------------------------------------
  0942     VACANT                                          0.00     688     0.00/yr                             0.00
                                                                            0.00/mth
  0943     VACANT                                          0.00     344     0.00/yr                             0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            0.00/mth
  0945     VACANT                                          0.00     688     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------
  0950     RUBENSTEIN/LIDIA, M.D.                      4,951.20    2063    28.80/yr   11/01/94  10/31/97    4,951.20
                                                                            2.40/mth
  0955     VACANT                                          0.00    1224     0.00/yr                             0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            0.00/mth
  1000     UCLA MEDICAL GROUP SERVICES                   100.00    3424     0.35/yr   11/01/91  11/30/10        0.00
                                                                            0.03/mth
----------------------------------------------------------------------------------------------------------------------
  1000B    VACANT                                          0.00    4828     0.00/yr                             0.00
                                                                            0.00/mth
  1025     VACANT                                          0.00    1374     0.00/yr                             0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            0.00/mth
  1050     VACANT                                          0.00    8252     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------
  1100     CALIFORNIA GRADUATE INSTITUTE              23,568.60   14284    19.80/yr    6/01/93   5/31/98   26,425.40
                                                                            1.65/mth
  1150     VACANT                                          0.00    2063     0.00/yr                             0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            0.00/mth
  1155     VACANT                                          0.00    1297     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------
  1200     VACANT                                          0.00    1342     0.00/yr                             0.00
                                                                            0.00/mth
  1201     VACANT                                          0.00     590     0.00/yr                             0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            0.00/mth
  1205     ROSENSTEIN, WENDY M.D.                        825.60     344    28.80/yr   07/01/97   6/30/98      825.60
                                                                            2.40/mth
----------------------------------------------------------------------------------------------------------------------
  1207     VACANT                                          0.00     344     0.00/yr                             0.00
                                                                            0.00/mth
  1210     BRICKMAN, HARRY, M.D.                       1,238.40     516    28.80/yr    3/01/94   2/28/99    1,238.40
----------------------------------------------------------------------------------------------------------------------
                                                                            2.40/mth
  1212     VACANT                                          0.00     516     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------

?????? MANAGER                     Rent Roll                            Page: 4

Property:  WESTWOOD CENTER

----------------------------------------------------------------------------------------------------------------------
  Unit                                                                     Rent Per    Lease     Lease
Reference                                              Monthly    Square    Square    Starting    Exp.      Deposits
 Number                 Name                            Rent       Feet      Foot       Date      Date        Held
----------------------------------------------------------------------------------------------------------------------
  1213     VACANT                                          0.00     805     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------
  1214     JOSEPHSON, SUSAN M.D.A.                     1,238.40     516    28.80/yr   12/01/94  11/30/99    1,238.40
                                                                            2.40/mth
  1215     VACANT                                          0.00     516     0.00/yr                             0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            0.00/mth
  1216     VACANT                                          0.00     516     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------
  1223     VACANT                                          0.00    2064     0.00/yr                             0.00
                                                                            0.00/mth
  1231     VACANT                                          0.00     688     0.00/yr                             0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            0.00/mth
  1232     VACANT                                          0.00    1376     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------
  1235     VACANT                                          0.00    1783     0.00/yr                             0.00
                                                                            0.00/mth
  1250     VACANT                                          0.00    5234     0.00/yr                             0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            0.00/mth
  1400     WESTWOOD CENTER BLDG. OFFICE                    0.00    4238     0.00/yr   01/01/66  12/31/10        0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------
  1411     VACANT                                          0.00     344     0.00/yr                             0.00
                                                                            0.00/mth
  1414     STEINBERG, SARA, M.D.                         825.60     344    28.80/yr   09/01/96  08/31/10      825.60
           LEASE OUT FOR SIGNATURE 1 YEAR
----------------------------------------------------------------------------------------------------------------------
                                                                            2.40/mth
  1416     FRANKLIN, CARRIE, A.                          825..60    344    28.80/yr   07/01/97  06/30/98      825.60
                                                                            2.40/mth
----------------------------------------------------------------------------------------------------------------------
  1417     VACANT                                          0.00     714     0.00/yr                             0.00
                                                                            0.00/mth
  1418     UCLA MEDICAL CENTER                           688.00     344    24.00/yr   11/01/95  10/31/10        0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            2.00/mth
  1421     VACANT                                          0.00     662     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------
  1427     VACANT                                          0.00    1433     0.00/yr                             0.00
                                                                            0.00/mth
  1431     PRAKEL, SUZANNE                             1,099.20     458    28.80/yr   04/01/97  03/31/00    1,099.20
----------------------------------------------------------------------------------------------------------------------
                                                                            2.40/mth
  1432     SILVERMAN, DIANE, MFCC                        825.60     344    28.80/yr   09/01/92  08/31/10      825.60
           LEASE OUT FOR SIGNATURE 3 YEARS                                  2.40/mth
----------------------------------------------------------------------------------------------------------------------
  1434     ADELMAN, JOEL, L.C.S.W.                     1,238.40     516    28.80/yr   08/01/95   7/31/00    1,238.40
                                                                            2.40/mth
  1435     FREEDMAN, RINA                              1,238.40     516    28.80/yr   01/01/96  12/31/01    1,238.40
----------------------------------------------------------------------------------------------------------------------
                                                                            2.40/mth
  1436     HELLER, JACQUELINE, M.D.                    1,238.40     516    28.80/yr   11/01/94  10/31/99    1,238.40
                                                                            2.40/mth
----------------------------------------------------------------------------------------------------------------------

RESIDENT MANAGER                   Rent Roll                             Page: 5

Property:  WESTWOOD CENTER

----------------------------------------------------------------------------------------------------------------------
  Unit                                                                     Rent Per    Lease     Lease
Reference                                              Monthly    Square    Square    Starting    Exp.      Deposits
 Number                 Name                            Rent       Feet      Foot       Date      Date        Held
----------------------------------------------------------------------------------------------------------------------
  1137     VACANT                                          0.00     688     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------
  1441     NOBLER, HINDY, Ph.D.                          825.60     344    28.80/yr    5/01/96   4/30/99      825.60
                                                                            2.40/mth
  1442     VACANT                                          0.00     688     0.00/yr                             0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            0.00/mth
  1443     SCHICK, GERALDINE, M.S.W.                     825.60     344    28.80/yr    7/01/97   6/30/98      825.60
                                                                            2.40/mth
----------------------------------------------------------------------------------------------------------------------
  1444     BRACE, SUSAN Ph.D.                            768.00     320    28.80/yr   10/01/95   9/30/98      768.00
                                                                            2.40/mth
  1445     TUGENDHAFT, EMILY M.S.W.                      825.60     344    28.80/yr    7/01/97   6/30/98      825.60
----------------------------------------------------------------------------------------------------------------------
                                                                            2.40/mth
  1446     VACANT                                          0.00     344     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------
  1447     OPTIMIZATION SOFTWARE                         825.60     344    28.80/yr    2/01/95   1/31/98      825.60
                                                                            2.40/mth
  1448     VACANT                                          0.00     344     0.00/yr                             0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            0.00/mth
  1449     VACANT                                          0.00     344     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------
  1450     ANDREWS, LOIS; REINITZ, JAMES Ph.D.         2,474.40    1031    28.80/yr   10/01/95   9/30/97    2,474.40
                                                                            2.40/mth
  1451     MORTON, VICTOR, Ph.D.                         825.60     344    28.80/yr    6/01/95   5/31/98      825.60
----------------------------------------------------------------------------------------------------------------------
                                                                            2.40/mth
  1455     ROMANOFF, RICHARD, Ph.D.                    1,444.80     602    28.80/yr    3/01/95   2/28/98    1,444.80
                                                                            2.40/mth
----------------------------------------------------------------------------------------------------------------------
  1500     VACANT                                          0.00     654     0.00/yr                             0.00
                                                                            0.00/mth
  1501     VACANT                                          0.00    2203     0.00/yr                             0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            0.00/mth
  1504     PAPPAS, CHERYL Ph.D.                          825.60     344    28.80/yr    11/01/96  10/31/97     825.60
                                                                            2.40/mth
----------------------------------------------------------------------------------------------------------------------
  1506     MINTON, DANIEL C., M.D.                       825.60     344    28.80/yr     4/01/97   3/31/00     825.60
                                                                            2.40/mth
  1510     GELLMAN & GREENWALD                         1,651.20     688    28.80/yr     6/01/96   5/31/99   1,651.20
----------------------------------------------------------------------------------------------------------------------
                                                                            2.40/mth
  1512     THOMPSON & COTLOVE                          2,064.00     860    28.80/yr     9/01/95   8/31/98   2,064.00
                                                                            2.40/mth
----------------------------------------------------------------------------------------------------------------------
  1515     KELLY, ANN MARIE, Ph.D.                       825.60     344    28.80/yr     2/01/97   1/31/98     825.60
                                                                            2.40/mth
  1517     SONES AND HOFFMAN                             825.60     344    28.80/yr     6/01/96   5/31/99     857.20
----------------------------------------------------------------------------------------------------------------------
                                                                            2.40/mth
  1518     VACANT                                          0.00     516     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------

?????? MANAGER                     Rent Roll                          Page: 6


Property:  WESTWOOD CENTER

---------------------------------------------------------------------------------------------------------------------
  Unit                                                                     Rent Per    Lease     Lease
Reference                                              Monthly    Square    Square    Starting    Exp.      Deposits
 Number                 Name                            Rent       Feet      Foot       Date      Date        Held
---------------------------------------------------------------------------------------------------------------------
  1521     VACANT                                          0.00      688    0.00/yr                              0.00
                                                                            0.00/mth
---------------------------------------------------------------------------------------------------------------------
  1523     VACANT                                          0.00      688    0.00/yr                              0.00
                                                                            0.00/mth
  1527     LANSKY, MELVIN R., M.D.                       825.60      344   28.80/yr    9/01/96  8/31/01        825.60
---------------------------------------------------------------------------------------------------------------------
                                                                            2.40/mth
  1529     VACANT                                          0.00      344    0.00/yr                              0.00
                                                                            0.00/mth
---------------------------------------------------------------------------------------------------------------------
  1531     VACANT                                          0.00      344    0.00/yr                              0.00
                                                                            0.00/mth
  1532     THOMPSON, BONNIE, M.A., MFCC                  825.60      344   28.80/yr    2/01/97  1/31/98        825.60
---------------------------------------------------------------------------------------------------------------------
                                                                            2.40/mth
  1534     AUERBACH, MARTY                               741.60      309   28.80/yr    2/01/97  1/31/98        741.30
                                                                            2.40/mth
---------------------------------------------------------------------------------------------------------------------
  1536     VENTURA, SHELLEY, M.S.W., Ph.D.               825.60      344   28.80/yr    3/01/96  2/28/98        860.00
                                                                            2.40/mth
  1537     LAFFERTY, WHELAN and RAHBAR                 2,474.70     1031   28.80/yr    1/01/97 12/31/97      2,474.10
---------------------------------------------------------------------------------------------------------------------
                                                                            2.40/mth
  1538     GITLIN, MICHAEL J., M.D.                      825.60      344   28.80/yr    3/01/96  2/28/98        825.60
                                                                            2.40/mth
---------------------------------------------------------------------------------------------------------------------
  1539     VACANT                                          0.00      344    0.00/yr                              0.00
                                                                            0.00/mth
  1543     BEEBEE, MARTIN, MORENO, COFFEY              1,651.20      688   28.80/yr    9/01/97  8/31/98      1,651.20
---------------------------------------------------------------------------------------------------------------------
                                                                            2.40/mth
  1544     VACANT                                                   1031   24.00/yr                              0.00
                                                                            2.00/mth
---------------------------------------------------------------------------------------------------------------------
  1545     VACANT                                          0.00      344    0.00/yr                              0.00
                                                                            0.00/mth
  1547     GREENBERG, WALTER P., Ph.D.                   860.00      344   30.00/yr    2/01/94  7/31/10        860.00
---------------------------------------------------------------------------------------------------------------------
                                                                            2.50/mth
  1548     UCLA - HINES RESEARCH                       1,903.80     1002   22.80/yr    8/01/96  7/31/99          0.00
                                                                            1.90/mth
---------------------------------------------------------------------------------------------------------------------
  1550     VACANT                                          0.00      645    0.00/yr                              0.00
                                                                            0.00/mth
  1555     VACANT                                          0.00     1308    0.00/yr                          2,290.87
---------------------------------------------------------------------------------------------------------------------
                                                                            0.00/mth
  1600     ANDERSONN, KAUSS, & HUGHES                  2,299.20      958   28.80/yr    7/01/97  5/31/00      2,299.20
                                                                            0.00/mth
---------------------------------------------------------------------------------------------------------------------
  1601     TARLOW, GERALD Ph.D.                        1,416.00      590   28.80/yr    3/01/96  2/28/99      1,416.00
                                                                            2.40/mth
  1605     VACANT                                          0.00      688    0.00/yr                              0.00
---------------------------------------------------------------------------------------------------------------------
                                                                            0.00/mth
  1606     VACANT                                          0.00      344    0.00/yr                             0.00
                                                                            0.00/mth
---------------------------------------------------------------------------------------------------------------------

???? MANAGER                       Rent Roll                          Page: 7


Property:  WESTWOOD CENTER

----------------------------------------------------------------------------------------------------------------------
  Unit                                                                     Rent Per    Lease     Lease
Reference                                              Monthly    Square    Square    Starting    Exp.      Deposits
 Number                 Name                            Rent       Feet      Foot       Date      Date        Held
----------------------------------------------------------------------------------------------------------------------
  1610     VACANT                                          0.00     688     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------
  1611     DARKE, LAURA & EISENBERG, LAURIE            1,651.20     688    28.80/yr    7/01/95   6/30/98    1,699.20
                                                                            2.40/mth
  1613     VACANT                                          0.00     344     0.00/yr                             0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            0.00/mth
  1614     VACANT                                          0.00     688     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------
  1615     VACANT                                          0.00     344     0.00/yr                             0.00
                                                                            0.00/mth
  1616     SALK, JONATHAN, M.D.                          860.00     344    30.00/yr    8/01/91   1/31/10      860.00
----------------------------------------------------------------------------------------------------------------------
                                                                            2.50/mth
  1617     DAFTER, ROGER, Ph.D.                          777.60     324    28.80/yr    7/01/96   6/30/99      810.00
                                                                            7.40/mth
----------------------------------------------------------------------------------------------------------------------
  1618     VACANT                                          0.00     344     0.00/yr                             0.00
                                                                            0.00/mth
  1619     VACANT                                          0.00     344     0.00/yr                             0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            0.00/mth
  1621     SILVERTON, LEIGH, Ph.D.                       825.60     344    28.80/yr   10/01/96  10/31/10        0.00
                                                                            2.40/mth
----------------------------------------------------------------------------------------------------------------------
  1623     SAUNDERS, ANITA, Ph.D.                        825.60     344    28.80/yr    4/01/96   3/31/99      825.60
                                                                            2.40/mth
  1625     UCLA -- DR. PASNAU & DR. STOSSEL            1,892.00     860    26.40/yr    9/01/90   8/31/10        0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            2.20/mth
  1629     RICKLES, W. H. MD                           1,320.00     550    28.80/yr    6/01/97   5/31/00    1,320.00
                                                                            2.40/mth
----------------------------------------------------------------------------------------------------------------------
  1632     CHERMAN, STEVEN B., L.C.S.W.                  825.60     344    28.80/yr    4/01/97   3/31/98      825.60
                                                                            2.40/mth
  1633     HARY, ELAINE, Ph.D.                           825.60     344    28.80/yr    6/01/96   5/31/98      825.60
----------------------------------------------------------------------------------------------------------------------
                                                                            2.40/mth
  1634     DONOVAN, KAREN & TOLMAS, PHYLLIS              860.00     344    30.00/yr    2/01/95   1/31/10      825.60
                                                                            2.50/mth
----------------------------------------------------------------------------------------------------------------------
  1636     BENDER, DAVID, M.D.                         1,238.40     344    28.80/yr    7/01/95   6/30/98    1,238.40
                                                                            2.40/mth
  1637     VACANT                                          0.00     688     0.00/yr                             0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            0.00/mth
  1639     VAN DAM, MACHIEL, LCSW                        825.60     344    28.80/yr    9/01/97   8/31/98      825.60
                                                                            2.40/mth
----------------------------------------------------------------------------------------------------------------------
  1640     CARUTH, ELAINE, G., Ph.D.                   1,238.40     516    28.80/yr    7/01/93   6/30/98    2,238.40
                                                                            2.40/mth
  1641     ALT, WINSTON D., M.D., Ph.D.                1,238.40     516    28.80/yr    8/01/94   7/31/98    1,238.40
----------------------------------------------------------------------------------------------------------------------
                                                                            2.40/mth
  1642     VAN DEUSEN, TIM, M.D.                         825.60     344    28.80/yr    7/01/93   6/30/10      825.60
                                                                            2.40/mth
----------------------------------------------------------------------------------------------------------------------

?????? MANAGER                     Rent Roll                             Page: 8

Property:  WESTWOOD CENTER

----------------------------------------------------------------------------------------------------------------------
  Unit                                                                     Rent Per    Lease     Lease
Reference                                              Monthly    Square    Square    Starting    Exp.      Deposits
 Number                 Name                            Rent       Feet      Foot       Date      Date        Held
----------------------------------------------------------------------------------------------------------------------
  1644     STOCKTON, JAMES H.                            860.00     344    30.00/yr   11/01/83  10/31/10      860.00
                                                                            2.50/mth
----------------------------------------------------------------------------------------------------------------------
  1645     ORLYN, BARRY M.                             1,238.40     516    28.80/yr    8/01/97   7/31/98    1,238.40
                                                                            2.40/mth
  1646     HEINICKE, CHRISTOPH M., Ph.D.                 825.60     344    28.80/yr    7/01/96   6/30/99      825.60
----------------------------------------------------------------------------------------------------------------------
                                                                            2.40/mth
  1647     GOODMAN, LINDA S., Ph.D.                      860.00     344    30.00/yr    2/01/96   1/31/10      825.60
                                                                            2.50/mth
----------------------------------------------------------------------------------------------------------------------
  1648     ROCHMAN, JERRY Ph.D.                          825.60     344    28.80/yr   10/01/95   9/30/98      825.60
                                                                            2.40/mth
  1649     GOLDENBERG, HERBERT Ph.D.                     825.60     344    28.80/yr    2/01/95   1/31/10      825.60
----------------------------------------------------------------------------------------------------------------------
                                                                            2.40/mth
  1650     FOSTER, BEATRIZ                             1,238.40     516    28.80/yr    2/01/97   1/31/98    1,238.40
                                                                            2.40/mth
----------------------------------------------------------------------------------------------------------------------
  1654     ROSENBLATT, MICHAEL, M.D.                     984.00     410    28.80/yr    8/01/95   7/31/98      984.00
                                                                            2.40/mth
  1655     AM COLLEGE OBSTETRIC/GYNECOLOGY             1,958.90    1031    22.80/yr    1/01/95  12/31/97    1,958.90
----------------------------------------------------------------------------------------------------------------------
                                                                            1.90/mth
  1700     VACANT                                          0.00    1204     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------
  1701     MATTIS, MARY L., Ph.D.                      1,517.50     607    30.00/yr    7/01/92   6/30/10    1,517.50
                                                                            2.50/mth
  1707     LIFSHITZ, ERIC M.D.                         1,145.00     458    30.00/yr    6/01/96   5/31/10    1,099.20
----------------------------------------------------------------------------------------------------------------------
                                                                            2.50/mth
  1708     VACANT                                          0.00    1217     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------
  1709     FRANZBLAU, MICHAEL M.D.                     1,279.20     533    28.80/yr    6/01/96   5/31/01    1,279.20
                                                                            2.40/mth
  1715     VACANT                                          0.00     533     0.00/yr                             0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            0.00/mth
  1716     VACANT                                          0.00    1718     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------
  1717     KIM, NADY, Ph.D.                            1,279.20     533    28.00/yr    3/01/97   2/28/00       20.86
                                                                            2.40/mth
  1719     MOSS, TRUDY, Ph.D.                            852.00     481    21.26/yr    3/01/92   2/28/99        0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            1.77/mth
  1721     BARTON, BROOKE, M.D., INC.                  1,422.00     585    29.17/yr   10/01/96   9/30/97    1,422.00
                                                                            2.43/mth
----------------------------------------------------------------------------------------------------------------------
  1724     VACANT                                          0.00     120     0.00/yr                             0.00
                                                                            0.00/mth
  1726     VACANT                                          0.00     120     0.00/yr                             0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            0.00/mth
  1731     VACANT                                          0.00     533     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------

?????? MANAGER                     Rent Roll                          Page: 9
Property:  WESTWOOD CENTER

--------------------------------------------------------------------------------------------------------------------
  Unit                                                                    Rent Per    Lease     Lease
Reference                                             Monthly    Square    Square    Starting    Exp.      Deposits
 Number                 Name                           Rent       Feet      Foot       Date      Date        Held
--------------------------------------------------------------------------------------------------------------------
  17??     ???? ??????, Ph.D.                            ??.00     ???    28.80/yr   11/01/96   10/31/9?     ???.00
                                                                           2.?0/mth
--------------------------------------------------------------------------------------------------------------------
  1737     SHEEHAN & ROSS                             1,099.20     458    28.80/yr    6/01/97    5/31/98   1,099.20
                                                                           2.40/mth
  1739     ANNE LABORDE AS OF 10/1/97                 1,152.00     480     2.40/yr   10/01/97    9/30/00       0.00
--------------------------------------------------------------------------------------------------------------------
                                                                           0.00/mth
  1740     VACANT                                         0.00    1326     0.00/yr                             0.00
                                                                           0.00/mth
--------------------------------------------------------------------------------------------------------------------
  1743     SOLAR, SHEILA, Ph.D.                       1,058.40     441    28.80/yr    3/01/94    2/28/98   1,058.40
                                                                           2.40/mth
  1745     YA???A, PATRICE                              924.00     385    28.80/yr    4/01/96    4/30/10     924.60
--------------------------------------------------------------------------------------------------------------------
                                                                           2.40/mth
  1747     ??????, JANIS V., Ph.D.                      940.80     392    28.80/yr    4/01/97    3/31/00     940.80
                                                                           ?.40/mth
--------------------------------------------------------------------------------------------------------------------
  1751     SCHUMAN & JONES AS OF 9/1/97               2,008.80     837     0.00/yr    9/01/97    8/31/00       0.00
                                                                           2.40/mth
  1752     SCHAIRER, JOHN & JESSICA                   1,651.20     688    28.80/yr    9/01/95    8/31/98   1,651.20
--------------------------------------------------------------------------------------------------------------------
                                                                           2.40/mth
  1???     VACANT                                         0.00    3427     0.00/yr                             0.00
                                                                           0.00/mth
--------------------------------------------------------------------------------------------------------------------
  1801     HELLER, EUGENE C.                          3,346.20    1859    21.60/yr   11/01/96   10/31/01   3,569.28
                                                                           0.00/mth
  18??     VACANT                                         0.00    2780     0.00/yr                             0.00
--------------------------------------------------------------------------------------------------------------------
                                                                           0.00/mth
  18??     VACANT                                         0.00    1239     0.00/yr                             0.00
                                                                           0.00/mth
--------------------------------------------------------------------------------------------------------------------
  18??     A.F.S.C.M.E.                               3,052.80    1696    21.60/yr    5/01/96    4/30/01   3,052.80
                                                                           1.80/mth
  18??     UCLA                                       1,048.00     524    24.00/yr    3/01/94    2/28/10       0.00
--------------------------------------------------------------------------------------------------------------------
                                                                           2.00/mth
  1???     VACANT                                         0.00    3?01     0.00/yr                             0.00
                                                                           0.00/mth
--------------------------------------------------------------------------------------------------------------------
  1851     GERSON AND ADRIEN                          2,800.00    1120    30.00/yr    5/01/93    4/30/98   2,800.20
                                                                           2.40/mth
  185?     ADREIN, CHERI, Ph.D.                         566.40     236    28.80/yr    8/01/97    7/31/98     566.40
--------------------------------------------------------------------------------------------------------------------
                                                                           2.40/mth
  18??     VACANT                                         0.00   17878     0.00/yr                             0.00
                                                                           0.00/mth
--------------------------------------------------------------------------------------------------------------------
  1901     VACANT                                         0.00       0     0.00/yr                             0.00
                                                                           0.00/mth
  2000     C??DOW, RIN? HARRIS                        2,337.60     974    28.80/yr    9/01/97    8/31/00   3,437.50
--------------------------------------------------------------------------------------------------------------------
                                                                           2.40/mth
  2???     ????????, ??????, M.D.                     1,368.00     ??0    28.80/yr    4/01/97    3/31/98   1,368.00
                                                                           2.40/mth
--------------------------------------------------------------------------------------------------------------------

?????? MANAGER                     Rent Roll                           Page: 10

Property:  WESTWOOD CENTER

----------------------------------------------------------------------------------------------------------------------
  Unit                                                                     Rent Per    Lease     Lease
Reference                                              Monthly    Square    Square    Starting    Exp.      Deposits
 Number                 Name                            Rent       Feet      Foot       Date      Date        Held
----------------------------------------------------------------------------------------------------------------------
  200?     ???????????????????? M.D                      84???      344    28.80/yr    8/01/97   7/31/98    ?????.??
                                                                            2.40/mth
----------------------------------------------------------------------------------------------------------------------
  2006     VACANT                                          0.00     344     0.00/yr                             0.00
                                                                            0.00/mth
  2008     PHELAN, KELLY, M.D.                           860.00     344    30.00/yr    6/01/96   5/31/10      825.60
----------------------------------------------------------------------------------------------------------------------
                                                                            2.50/mth
  2009     NEWMAN, FRANK, Ph.D.                        1,190.40     496    28.80/yr    7/01/96   6/30/99    1,190.40
                                                                            2.?0/mth
----------------------------------------------------------------------------------------------------------------------
  2010     VACANT                                          0.00     344     0.00/yr                             0.00
                                                                            0.00/mth
  2012     GOLDBERG, ALFRED, M.D.                      1,238.40     516    28.80/yr    9/01/94   8/31/10    1,238.00
----------------------------------------------------------------------------------------------------------------------
                                                                            2.40/mth
  2014     VACANT                                          0.00     344     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------
  2015     COTTON, OI, STEWART                         2,927.50    1171    30.00/yr    6/01/90   5/31/10    2,927.50
                                                                            2.50/mth
  2017     VACANT                                          0.00     688     0.00/yr                             0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            0.00/mth
  2021     ASTOR-?????, CARRIE, Ph.D.                    825.60     344    28.80/yr    1/01/97  12/31/98      825.60
                                                                            2.40/mth
----------------------------------------------------------------------------------------------------------------------
  2025     KAPPELER, THOMAS, M.D.                      2,474.40    1031    28.80/yr    2/01/92   1/31/10        0.00
                                                                            2.40/mth
  2029     BELL, ILENE, Ph.D.                            825.60     344    28.80/yr    6/01/97   5/31/98      825.60
----------------------------------------------------------------------------------------------------------------------
                                                                            2.40/mth
  2031     VACANT                                          0.00     344     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------
  2032     GOLDSTEIN, DAVID, Ph.D.                       825.60     344    28.80/yr    7/01/96   6/30/99      825.60
                                                                            2.40/mth
  2033     BRIGHTMAN, RICHARD, Ph.D.                     825.60     344    28.80/yr    4/01/97   3/31/98      825.60
----------------------------------------------------------------------------------------------------------------------
                                                                            2.40/mth
  2034     SEIDLER-FELLER, DOREEN, Ph.D.                 825.60     344    28.80/yr    7/01/95   6/30/00      825.60
                                                                            2.40/mth
----------------------------------------------------------------------------------------------------------------------
  2035     VACANT                                          0.00     344     0.00/yr                             0.00
                                                                            0.00/mth
  2036     KARAGOZIAN, ALBERT                            825.60     344    28.80/yr   12/01/96  11/30/97      825.60
----------------------------------------------------------------------------------------------------------------------
                                                                            2.40/mth
  2037     VACANT                                          0.00     668     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------
  2038     FLETCHER, CHARLOTTE, Ph.D.                    860.00     344    30.00/yr    7/01/95   7/31/10      825.60
                                                                            2.50/mth
  2042     VACANT                                          0.00     516     0.00/yr                             0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            0.00/mth
  2045     VACANT                                                  3949    26.40/yr                             0.00
                                                                            2.20/mth
----------------------------------------------------------------------------------------------------------------------

???????? MANAGER                   Rent Roll                            Page: 11

Property:  WESTWOOD CENTER

----------------------------------------------------------------------------------------------------------------------
  Unit                                                                     Rent Per    Lease     Lease
Reference                                              Monthly    Square    Square    Starting    Exp.      Deposits
 Number                 Name                            Rent       Feet      Foot       Date      Date        Held
----------------------------------------------------------------------------------------------------------------------
  2???     VACANT                                          0.00     ???     0.00/yr                             0.00
                                                                            2.40/mth
----------------------------------------------------------------------------------------------------------------------
  2100     SADOW AND ???????????????                   1,296.00     540    28.80/yr    8/01/96   7/31/98    1,296.00
                                                                            2.40/mth
  2101     WARREN BRADLEY L., M.D.                     1,416.00     590    28.80/yr    8/01/94   7/31/99    1,416.00
----------------------------------------------------------------------------------------------------------------------
                                                                            2.40/mth
  210?     ENGLISH ?????? CENTER                       4,??????     ?10    ??.??/yr    7/01/97   6/30/98    4,??????
                                                                            ?.??/mth
----------------------------------------------------------------------------------------------------------------------
  201?     UCLA -- DIVISION OF FAMILY MFD              3,068.50    1805    20.40/yr   12/01/91   7/31/10        0.00
                                                                            1.70/mth
  2112     VACANT                                          0.00     344     0.00/yr                             0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            0.00/mth
  211?     VACANT                                          0.00     688     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------
  211?     VACANT                                          0.00     688     0.00/yr                             0.00
                                                                            0.00/mth
  2121     VACANT                                          0.00     688     0.00/yr                             0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            0.00/mth
  2125     VACANT                                          0.00     344     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------
  2129     VACANT                                          0.00     688     0.00/yr                             0.00
                                                                            0.00/mth
  2133     VACANT                                          0.00     688     0.00/yr                             0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            0.00/yr
  21??     VACANT                                          0.00     344     0.00/mth                            0.00
                                                                            0.00/yr
----------------------------------------------------------------------------------------------------------------------
  2137     VACANT                                          0.00     344     0.00/yr                             0.00
                                                                            0.00/mth
  2139     MONTY'S WESTWOOD INC.                       1,200.00     600    24.00/yr    1/01/82  12/31/10    1,200.00
----------------------------------------------------------------------------------------------------------------------
                                                                            2.00/mth
  21??     MONTY'S WESTWOOD INC.                       2,500.00    5400     5.56/yr   11/01/69  10/31/99    2,500.00
                                                                            0.46/mth
----------------------------------------------------------------------------------------------------------------------
 G1057     LAILAI CAFE                                 6,375.00    5100    15.00/yr    3/01/97   6/30/07    7,395.00
                                                                            1.25/mth
 G10??     CHOLAKYAN ??????? (GARY)                    1,350.00     450    36.00/yr    2/01/96   1/31/01    1,350.00
----------------------------------------------------------------------------------------------------------------------
                                                                            3.00/mth
 G10??     ??? TRAVEL                                  2,194.00     665    39.59/yr    4/01/92   3/31/92    2,52?.00
                                                                            3.30/mth
----------------------------------------------------------------------------------------------------------------------
 G1080     SOUSANNA, HENRI                             1,592.00     923    20.70/yr    9/01/96  12/31/03    1,592.00
                                                                            1.72/mth
 G1082     VOGEL, JON D.                               3,425.00    1400    29.36/yr    3/01/91   2/28/98    3,627.00
----------------------------------------------------------------------------------------------------------------------
                                                                            2.45/mth
 G10??     SAM??? FO????, INC.                          ???????    2800    32.82/yr   12/01/88  11/30/98        0.00
           BELIEVE THEY MAY HAVE ABANDONED SPACE,                           2.??/mth
           ATTORNEY'S HANDLING
----------------------------------------------------------------------------------------------------------------------

?????? MANAGER                     Rent Roll                          Page 12


Property:  WESTWOOD CENTER

--------------------------------------------------------------------------------------------------------------------
  Unit                                                                    Rent Per    Lease     Lease
Reference                                             Monthly    Square    Square    Starting    Exp.      Deposits
 Number                 Name                           Rent       Feet      Foot       Date      Date        Held
--------------------------------------------------------------------------------------------------------------------
 G1096     VACANT                                         0.00    7972     0.00/yr                             0.00
                                                                           0.00/mth
--------------------------------------------------------------------------------------------------------------------
 G1150     VACANT                                                 8944    22.94/yr                             0.00
                                                                           1.90/mth
 LOBBY1    LOPEZ, PAUL                                  678.00     339    24.00/yr     8/01/97   7/31/98      678.00
--------------------------------------------------------------------------------------------------------------------
                                                                           2.00/mth
 PH07      VACANT                                         0.00     182     0.00/yr                             0.00
                                                                           0.00/mth
--------------------------------------------------------------------------------------------------------------------
 PH1       VACANT                                         0.00     140     0.00/yr                             0.00
                                                                           0.00/mth
 PH11      NEW AMERICA ELECTRICAL CORP.                 501.00     167    36.00/yr    12/01/94  12/31/10     400.80
--------------------------------------------------------------------------------------------------------------------
                                                                           3.00/mth
 PH14      CHANEY, MICHAEL                            1,171.20     488    28.80/yr     1/01/95  12/31/98   1,567.20
                                                                           2.40/mth
--------------------------------------------------------------------------------------------------------------------
 PH16      VACANT                                         0.00     499     0.00/yr                             0.00
                                                                           0.00/mth
 PH18      BRANDMAN ASSOCIATES, MICHAEL               1,785.00     159   134.72/yr    10/01/94   9/30/10   1,785.00
--------------------------------------------------------------------------------------------------------------------
                                                                          11.23/mth
 PH21      VACANT                                       387.00     129    36.00/yr                             0.00
                                                                           3.00/mth
--------------------------------------------------------------------------------------------------------------------
 PH22      VACANT                                         0.00     129     0.00/yr                             0.00
                                                                           0.00/mth
 PH2200    VACANT                                         0.00    5888     0.00/yr                             0.00
--------------------------------------------------------------------------------------------------------------------
                                                                           0.00/mth
 PH23      COUSER, SHERRI                               718.00     170    50.68/yr    12/01/94  12/01/10     943.80
                                                                           4.22/mth
--------------------------------------------------------------------------------------------------------------------
 PH24      VACANT                                         0.00     161     0.00/yr                             0.00
                                                                           0.00/mth
 PH25      GARCIA, JOE                                  196.00      72    32.67/yr    12/01/96  12/31/10     196.80
--------------------------------------------------------------------------------------------------------------------
                                                                           2.72/mth
 PH26      ROMANOFF, RICHARD, Ph.D.                     216.00      72    36.00/yr     6/01/96   6/30/10     216.00
                                                                           3.00/mth
--------------------------------------------------------------------------------------------------------------------
 PH27A     VACANT                                       104.00      30    ?1.60/yr                             0.00
                                                                           3.47/mth
 PH27B     VACANT                                         0.00      30     0.00/yr                             0.00
--------------------------------------------------------------------------------------------------------------------
                                                                           0.00/mth
 PH30      HESS, JAMES                                  282.00      59    57.36/yr     3/01/96   3/31/10       0.00
                                                                           4.78/mth
--------------------------------------------------------------------------------------------------------------------
 PH4       HESS, JAMES                                  588.00     196    ?6.00/yr     7/01/96   6/30/10       0.00
                                                                           3.00/mth
 PH5       KIM, EVELYN                                  597.00     164    43.68/yr     2/01/97   3/31/10     492.00
--------------------------------------------------------------------------------------------------------------------
                                                                           3.64/mth
 PH6       THORNBERG, ERIC                              492.00     164    36.00/yr     5/01/97   4/30/98     492.00
                                                                           3.00/mth
--------------------------------------------------------------------------------------------------------------------

?????? MANAGER                        Rent Roll                        Page: 13

Property:  WESTWOOD CENTER

----------------------------------------------------------------------------------------------------------------------
  Unit                                                                     Rent Per    Lease     Lease
Reference                                              Monthly    Square    Square    Starting    Exp.      Deposits
 Number                 Name                            Rent       Feet      Foot       Date      Date        Held
----------------------------------------------------------------------------------------------------------------------
  PH8      VACANT                                        447.00     149    36.00/yr                             0.00
                                                                            3.00/mth
----------------------------------------------------------------------------------------------------------------------
  PH9      JOY AROFF                                     561.00     187    36.00/yr    3/01/97   2/28/99      561.00
                                                                            3.00/mth
  PHMAIL   MEDINA & THOMPSON, INC.                       150.00       0     0.00/yr    6/01/95   6/30/10      559.28
----------------------------------------------------------------------------------------------------------------------
                                                                            0.00/mth
  PHMAIL2  ROBERTS, VICKI                                150.00       0    00.00/yr    6/01/97   6/30/10      580.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------
  PRK001   CINAMERICA THEATRES, L.P.                   5,000.00       0     0.00/yr    7/01/94   7/31/06        0.00
                                                                            0.00/mth
  PRK300   BOGARD, WILLIAM (SCHOCK'S)                  1,359.60    1133    14.40/yr   10/01/96   9/30/97    1,359.60
----------------------------------------------------------------------------------------------------------------------
                                                                            1.20/mth
  PRKNG    VACANT                                          0.00       0     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------
  ST762    VACANT                                          0.00       0     0.00/yr                             0.00
                                                                            0.00/mth
  STR10    CALIFORNIA GRADUATE INSTITUTE                 100.00     100    12.00/yr    1/31/95   2/28/10        0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            1.00/mth
  STR11    CALIFORNIA GRADUATE INSTITUTE                 100.00     100    12.00/yr    4/01/95   3/31/10        0.00
                                                                            1.00/mth
----------------------------------------------------------------------------------------------------------------------
  STR15    VACANT                                          0.00     100     0.00/yr                             0.00
                                                                            0.00/mth
  STR17    REGENTS OF UNIVERSITY CALIF.                  100.00     100    12.00/yr    4/01/97   4/30/10        0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            1.00/mth
  STR19    REGENTS OF UNIVERSITY CALIF.                  100.00     100    12.00/yr    6/01/97   6/30/10        0.00
                                                                            1.00/mth
----------------------------------------------------------------------------------------------------------------------
  STR22    A.F.S.C.M.E.                                  100.00     100    12.00/yr    8/01/96   8/31/10        0.00
                                                                            1.00/mth
  STR23    VACANT                                          0.00     100     0.00/yr                             0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            0.00/mth
  STR25    REGENTS OF UNIVERSITY CALIF.                  100.00     100    12.00/yr    8/01/97   8/31/10        0.00
                                                                            1.00/mth
----------------------------------------------------------------------------------------------------------------------
  STR26    KAPPELER, THOMAS, M.D.                        100.00     100    12.00/yr    7/01/97   7/31/10        0.00
                                                                            1.00/mth
  STR28    ANGELES DESIGN SYSTEMS, INC.                  100.00     100    12.00/yr    ?/01/9?   3/31/10        0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            1.00/mth
  STR3     UCLA                                          100.00     100    12.00/yr    5/01/96   3/31/10        0.00
                                                                            1.00/mth
----------------------------------------------------------------------------------------------------------------------
  STR31    KARAGOZION, ALBERT                            100.00     100    12.00/yr    ?/??/??  11/30/10        0.00
                                                                            ?.?0/mth
  STR34    CORPORATION OF KATE MANTILINI                 400.00     450    ?0.67/yr    ?/??/??   4/30/10        0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            0.89/mth
  STR38    VACANT                                          0.00     200     0.00/yr                             0.00
                                                                            0.00/mth
----------------------------------------------------------------------------------------------------------------------

?????? MANAGER                      Rent Roll                          Page: 14

Property:  WESTWOOD CENTER

----------------------------------------------------------------------------------------------------------------------
  Unit                                                                     Rent Per    Lease     Lease
Reference                                              Monthly    Square    Square    Starting    Exp.      Deposits
 Number                 Name                            Rent       Feet      Foot       Date      Date        Held
----------------------------------------------------------------------------------------------------------------------
  ????     ??????                                          ? ??     ???    ??.00/yr                             ?.??
                                                                            ?.00/mth
----------------------------------------------------------------------------------------------------------------------
  ?-STR8   VACANT                                          0.00     100     0.00/yr                             0.00
                                                                            0.00/mth
  ?-STR9   VACANT                                          0.00     100     0.00/yr                             0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            0.00/mth
  ?????    ?????                                         ???.??     100    12.00/yr    ?/??/??   ?/??/??        ?.??
                                                                            1.00/mth
----------------------------------------------------------------------------------------------------------------------
  ?-STRG   VACANT                                          0.00     100     0.00/yr                             0.00
                                                                            0.00/mth
  ?-STRH   VACANT                                          0.00     100     0.00/yr                             0.00
----------------------------------------------------------------------------------------------------------------------
                                                                            0.00/mth
  ?-STR    UCLA ALUMNI ASSOCIATION                       ???.00     28?    12.00/yr   11/01/94  10/31/10        0.00
                                                                            1.00/mth
----------------------------------------------------------------------------------------------------------------------
  ?-STRP3  U.C.L.A.                                      150.00       0     0.00/yr   12/01/94  12/31/97        0.00
                                                                            0.00/mth

----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT E

                  SCHEDULE AND DESCRIPTION OF SERVICE CONTRACTS

VENDOR                                       PAID              AMOUNT
------------------------------------      ----------        ------------
ACCO                                        Monthly             $8679.81
   (HVAC)
American Reclamation                        Monthly               968.00
   (Trash)
Arch Communications                         Monthly                68.45
   (Pagers)
Blue Cross                                  Monthly               976.00
   (Dependents Health Insurance)
Braverman & Codron                          Monthly              1200.00
   (Acct.)
G&K Services                                Monthly               350.00
   (Uniforms)
Honeywell                                  Quarterly               53.25
   (Fire Alarm)
Page Net                                    Monthly                29.40
   (Pager)
Premium Property Protective                 Monthly         10,000(appr)
   Services (Security)
Premier/ABM                                 Monthly         14,500(appr)
  (Janitorial)
Principal Mutual                            Monthly             3,042.90
   (Health Insurance)
Telecom Communications                      Monthly                90.00
   (Answering Service)

                                    EXHIBIT F

                              Intentionally Deleted

                                    EXHIBIT G

                           TENANT ESTOPPEL CERTIFICATE

Westwood Center
1100 Glendon Avenue
Los Angeles, California 90024

      Re:   Tenant Lease for 1100 Glendon Avenue
            Los Angeles, California 90024
            Suite _________

Ladies and Gentlemen:

      We understand that Westwood Center, the partnership that owns the office building complex located at 1100 Glendon Avenue, Los Angeles, California (the "Property") in which the undersigned is a tenant, proposes to admit a new partner. We further understand that it is necessary that you understand the precise nature of our tenancy and in order to so do, we hereby warrant and represent to you that with respect to our lease, as amended (the "Lease") and more particularly described in Schedule "A" attached hereto (the "Schedule") the following is true and correct:

      1. The Lease constitutes the entire agreement between the undersigned and the landlord thereunder with respect to the subject matter thereof and the Lease has not been modified, amended or supplemented in any way except by the amendments or other agreements described in the Schedule.

      2. The summary of the basic terms of the Lease contained in the Schedule is true and correct.

      3. Except as provided in the Schedule, the undersigned has not assigned, transferred or hypothecated the Lease or any interest therein or entered into a sublease for any portion of the premises covered by the Lease and no person or firm other than the undersigned or its employees is in possession of such premises or any portion thereof.

      4. The undersigned is not in default (or with the giving of notice or the passage of time or both will not be in default) under the Lease and the undersigned has no claim against, off-set, credit, defense, counterclaim or deductions against the landlord thereunder or, any rent or other sums due or payable under the Lease and, the landlord thereunder is not in default (or with the giving of notice or the passage of time or both will not be in default) under the Lease.

      5. The undersigned has no option, right of first refusal or otherwise to purchase the Property or any portion thereof or any interest therein and the only interest of the undersigned in the Property is that of a tenant pursuant to the terms of the Lease.

      6. The undersigned does not engage in the generation, storage or disposal of "Hazardous Materials" on the Property and to the best of the undersigned's knowledge, there are no Hazardous Materials located in, on, under or in the vicinity of the Premises demised by the Lease except for normal office supplies. The undersigned agrees not to use, store, or permit the

Lease except for normal office supplies. The undersigned agrees not to use store, or permit the use, storage or release of any Hazardous Materials on, under or about the Premises or the Property other than what is permitted by applicable law, codes, regulations or restrictions and used by the undersigned in accordance with applicable laws and in amounts as dictated by the normal conduct of the undersigned's business. The term "Hazardous Material" means any toxic or hazardous substance, material or wastes which if or becomes regulated by any local government, the State of California, the United States government or any agency or division thereof.

      7. The undersigned is not the subject of any bankruptcy, insolvency, debtor's relief, reorganization, receivership or other similar proceedings.

      8. The person executing this Certificate hereby warrants and represents that he or she has the power and authority to execute and deliver this Certificate on behalf of the tenant named herein.

      9. The undersigned as tenant hereby ratifies and confirms the Lease and the tenancy created thereby.

      We understand that the new partner of Westwood Center will rely on this Certificate.

                                      Very truly yours,

                                      ------------------------------------------
                                      Name of Tenant

                                      ------------------------------------------
                                      Signature

                                      ------------------------------------------
                                      Date

                                  SCHEDULE "A"

                             Summary of Lease Terms


(1)   Name of Tenant:
                     -----------------------------------------------------------

(2)   Lease Date:
                 ---------------------------------------------------------------

(3)   Amendment Dates, Separate Agreements, if any:
                                                   -----------------------------

(4)   Suite No.:                   ; Estimated Square Footage:
                -------------------                           ------------------

(5)   Lease Commencement Date:              ; Expiration of Term:
                             ---------------                     ---------------

(6)   Option(s) to Extend:
                          ------------------------------------------------------

(7)   Option(s) for Additional Space:
                                     -------------------------------------------

(8)   Monthly Base Rent:            $            ;
                                    -------------
      Escalations/CAM Charges:      $            ;
                                    -------------
      Total Monthly Rent:           $            .
                                    -------------

(9)   Tenant's Percentage Share of Increased Operating Costs:                  %
                                                             ------------------

(10)  Security Deposit: $              ; Prepaid Rent:
                        ---------------               --------------------------

(11)  Assignees/Subtenants:
                           -----------------------------------------------------

(12)  Parking Spaces:
                     -----------------------------------------------------------

(13)  Lease Guarantor(s):
                         -------------------------------------------------------

(14)  Uncured Defaults by Landlord: None
                                    --------------------------------------------
(15)  Exclusive Uses:
                     -----------------------------------------------------------

(16)  Tenant Improvements or other allowances due Tenant: $
                                                           ---------------------

(17)  Comments, if any:
                        --------------------------------------------------------

                                        ----------------------------------------
                                        Name of Tenant

                                        By:
                                             -----------------------------------
                                        Date:
                                             -----------------------------------

                                    EXHIBIT H

                               LIABILITY AGREEMENT

                               LIABILITY AGREEMENT



         THIS LIABILITY AGREEMENT (the "Agreement") is made this________ day of_________ , 1997 by and between Ed N. Harrison both individually and as Trustee of the Ed N. Harrison Separate Property Trust created by Declaration of Trust dated 8/18/87 and __________ Harrison (collectively referred to as "Harrison"), A.S. Glikbarg both individually and as Trustee of the A.S. Glikbarg Family Trust created by Declaration of Trust dated 9/16/87 and Arleen Glikbarg (collectively referred to as "Glikbarg") and Arden Realty Limited Partnership, a Maryland limited partnership ("Arden OP") (Harrison, Glikbarg and Arden OP are sometimes hereinafter referred to as a "Party" or collectively as the "Parties"), with reference to the following facts:

         A. Prior to the date hereof, Ed N. Harrison as Trustee of the Ed N. Harrison Separate Property Trust created by Declaration of Trust dated 8/18/87 ("Harrison Trust") and A.S. Glikbarg as Trustee of the A.S. Glikbarg Family Trust dated 9/16/87 ("Glikbarg Trust") were the general partners of Westwood Center, a California limited partnership (the "Partnership"). Pursuant to a certain Agreement to Contribute dated _________, 1997 (the "Contribution Agreement") between the Partnership and Arden OP, concurrently herewith Arden OP is making a substantial capital contribution to the Partnership and is being admitted as the general partner of the Partnership, and the interests held by Harrison Trust and Glikbarg Trust are being converted to that of limited partners.

             B. The Partnership has outstanding certain indebtedness evidenced by that certain promissory note (the "Note") dated June 5, 1985 in the original principal amount of $16,000,000 in favor of The Prudential Insurance Company of America, Loan Number 2190495, which Note is secured by a Deed of Trust (the "Deed of Trust") covering the real property (the "Property") owned by the Partnership. The Note, Deed of Trust and all loan documents ancillary thereto are hereinafter collectively referred to as the "Prudential Loan." The Note was executed by Harrison Trust and Glikbarg Trust on behalf of the Partnership as its general partners. The Prudential Loan is a "recourse loan" for which both the Partnership and Harrison Trust and Glikbarg Trust, as its general partners who executed the Note on behalf of the Partnership, are personally liable.

             C. This Agreement is being executed pursuant to the Contribution Agreement in order to allocate liability for the Prudential Loan as between Harrison and Glikbarg, as the former general partners and their affiliates, on the one hand, and Arden OP, as the newly admitted general partner, on the other hand.

             NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

             1. Allocation of Liability for the Prudential Loan. The Parties acknowledge and agree that notwithstanding the liability of any of them to Prudential with respect to the Prudential Loan, as among the Parties, each of them shall be liable for the Prudential Loan as follows:

                (a) Harrison and Glikbarg shall be liable for the first Thirteen Million Dollars ($13,000,000) of the Prudential Loan (the amount for which Harrison and Glikbarg are liable being hereinafter referred to as the "Harrison/Glikbarg Share"). Arden OP shall be liable for any amounts due under the Prudential Loan for which Harrison and Glikbarg are not liable hereunder (the "Arden Share"), including without limitation amounts due in excess of Thirteen Million Dollars ($13,000,000). The Harrison/Glikbarg Share and the Arden Share are sometimes hereinafter referred to as the applicable Party's "Share."

                (b) Notwithstanding any provision to the contrary in this
Agreement:

                    (i) Neither Harrison nor Glikbarg shall have any liability for the Harrison/Glikbarg Share hereunder in the event of "material uninsured damage" to the Property due to an earthquake. For purposes of this Agreement, "material uninsured damage" shall mean damage to the Property that is not compensated by insurance and which is in an amount greater than twenty percent (20%) of the outstanding principal balance of the Prudential Loan as of the date hereof.

                    (ii) Prudential (or its successors or assigns) (hereafter collectively referred to as "Prudential") first must have exercised all of its rights, powers and remedies with respect to foreclosure on the Property and any other collateral held by it as security for the repayment of the Prudential Loan, and after such exercise, must have applied all net proceeds or other amounts received (including the amount of all credit bids and the like) from such foreclosure sale or sales to the discharge of the Prudential Loan, before the obligation of Harrison and Glikbarg for the Harrison/Glikbarg Share shall arise hereunder, and the obligation of Harrison and Glikbarg for the Glikbarg/Harrison Share shall be limited to the excess (if any) of (x) Thirteen Million Dollars ($13,000,000), over (y) the net proceeds or other amounts attributable to the foreclosure sale or sales of the Property and any other collateral which are applied to the discharge of the Prudential Loan.

                By way of example only, and not in limitation of the foregoing: if there were a default under the Prudential Loan of $16,000,000, and if the Property brought at least $13,000,000 at foreclosure, the obligation of Harrison and Glikbarg for the Harrison/Glikbarg Share would be limited to the excess of $13,000,000 over $13,000,000, or zero, and Harrison and Glikbarg would have no liability hereunder. If, however, for reasons other than "material uninsured damage" to the Property due to earthquake, the Property brought only $10,000,000 at foreclosure, the obligation of Harrison and Glikbarg for the Harrison/Glikbarg Share would be limited to the excess of $13,000,000 over $10,000,000, or $3,000,000.

             2. Allocation of Harrison/Glikbarg share Among Harrison and Glikbarg. To the extent Harrison and Glikbarg are liable for the Harrison/Glikbarg Share, Harrison shall be liable for 82.31% thereof and Glikbarg shall be liable for 17.69% thereof. The liabilities of Harrison and Glikbarg hereunder shall be several and not joint.

             3. Term of Agreement. This Agreement, as well as all of the rights, duties, requirements and obligations created hereunder, shall remain in full force and effect as long as the Prudential Loan is outstanding, and shall terminate on the date on which the Prudential Loan is satisfied in full.

             4. Indemnification. If, for any reason, a Party (the "Indemnitee") makes any payment to Prudential with respect to the Prudential Loan in excess of his or its respective Share (the "Excess Payment"), the Party liable for such payment hereunder (the "Indemnitor") shall absolutely and unconditionally reimburse the Indemnitee for the lesser of (i) the full amount of the Excess Payment, or (ii) the maximum amount that the Indemnitor would have been obligated to pay hereunder had such Excess Payment not been made by the Indemnitee. The Indemnitor shall reimburse the Indemnitee as required by this
Section 4 within ten (10) days after receiving notice of an Excess Payment from the Indemnitee. Any payment made pursuant to this Section 4 shall for all purposes hereunder be treated as a payment of such Indemnitor's respective Share of the Prudential Loan in accordance with Section 1 hereof.

             5. Amendments of the Note or Deed of Trust. Except as provided to the contrary in the Contribution Agreement and the Amended and Restated Agreement of Limited Partnership of Westwood Center dated_________________, 1997 (the "Amended and Restated Agreement") and subject to the provisions therein regarding the Prudential Loan (as therein defined)(including without limitation
Section 2(b) of the Contribution Agreement and Section 4.3.D of the Amended and Restated Agreement), the Partnership, Prudential or any subsequent holder of the Note or beneficiary of the Deed of Trust may, from time to time, without notice to or consent of Harrison or Glikbarg, agree to any amendment, waiver, modification or alteration of the Note or Deed of Trust and the

Partnership's rights and obligations thereunder (including without limitation renewa1, waiver or variation of the maturity of the indebtedness evidenced by the Note, increase or reduction of the rate of interest payable under the Note, release, substitution or addition of any guarantor or endorser and acceptance or release of any security for the Note). The Note may be extended one or more times without notice to or consent from Harrison or Glikbarg, and the Parties shall remain at all times bound to their obligations under this Agreement notwithstanding such extensions.

             6. Notices, etc, Relating to the Prudential Loan. Each Party shall promptly send to the other Parties copies of all notices, demands, pleadings and the like received by the Party with respect to any default, foreclosure or other action on the Prudential Loan.

             7. Waivers. Harrison and Glikbarg each expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which they may now or hereafter have against the Partnership or any other person directly or contingently liable for the payment or performance of the Prudential Loan except for those rights arising from this Agreement. In furtherance, and not in limitation, of the preceding waiver, Harrison and Glikbarg each agrees that any payment to Prudential pursuant to this Agreement shall be deemed a contribution to the capital of the Partnership and any such payment shall not cause either Harrison or Glikbarg to be a creditor of the Partnership.

             8. No Third Party Beneficiary. No provisions of this Agreement, express or implied, are intended or shall be construed to confer upon or give to any person other than the Parties hereto, any rights, remedies or other benefits under or by reason of this Agreement, and all provisions hereof shall be personal solely between the Parties to this Agreement.

             9. No Assignment. None of the Parties shall be entitled to assign their rights or obligations under this Agreement to any other person without the written consent of the other Parties.

             10. Entire Agreement. The Parties agree that this Agreement contains the entire understanding and agreement between them with respect to the subject matter hereof and cannot be amended, modified or superseded except by an agreement in writing signed by the Parties.

             11. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given only if done in one or more of the following ways: (a) on the day of delivery if delivered personally; (b) two (2) days after the date of mailing if mailed by certified or registered first class mail, postage prepaid; (c) the next business day after deposit with an overnight air courier company guaranteeing next day delivery; or (d) when sent by facsimile (with a copy simultaneously sent by registered or certified mail, return receipt requested). Such notices shall be given to a party at the address and/or facsimile telephone number set forth below:

        If to Harrison:          Ed N. Harrison, Trustee of the
                                 Ed N. Harrison Separate Property
                                 Trust u/d/t dated August 18, 1987
                                 c/o Edward Landry, Esq.
                                 Musick, Peeler & Garrett
                                 One Wilshire Boulevard, #2000
                                 Los Angeles, California 90017-3321
                                 Facsimile: (213) 624-1376

       If to Glikbarg Trust:     A.S. Glikbarg, Trustee u/d/t
                                 dated September 6 1987 establishing the
                                 A.S. Glikbarg Family Trust
                                 375 Fordyce Road
                                 Los Angeles, California 90049
                                 Facsimile: (310) 476-9691

       If to Arden OP:           Arden Realty Limited Partnership
                                 9100 Wilshire Boulevard
                                 Suite 700 East
                                 Beverly Hills, California 90212
                                 Attn: Mr. Richard S. Ziman
                                 Facsimile: (310) 246-2941

        With a copy to:          Troy & Gould
                                 1801 Century Park East
                                 16th Floor
                                 Los Angeles, California 90067
                                 Attn: Kenneth R. Blumer, Esq.
                                 Facsimile: (310) 201-4746

Any party may, at any time by giving five (5) days' prior written notice to the other party, designate any other address in substitution of the foregoing address to which such notice will be given.

             12. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California other than conflict of laws.

             13. Litigation Costs. In the event it becomes necessary to enforce the provisions of this Agreement against any of the Parties, the prevailing party shall be entitled to receive, in addition to any other recovery, costs of enforcement, including attorneys and accountants fees, whether or not litigation is instituted.

             14. Severability. If any provision of this Agreement shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby. If any provision of this Agreement shall be held invalid due to its scope or breadth, such provision shall be deemed valid to the extent of the scope or breadth permitted by law.

             15. Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed an original; such counterparts shall together constitute but one agreement.

             16. Cautions. Section titles or captions contained in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

             IN WITNESS WHEREOF, the Parties have executed this Agreement the day and year first above written.

                                       ARDEN REALTY LIMITED PARTNERSHIP,
                                       a Maryland limited partnership

                                       By: Arden Realty, Inc.,
                                           a Maryland corporation,
                                           Its General Partner


                                           By:______________________________
                                              Victor J. Coleman
                                              President



                                       _____________________________________
                                       Ed N. Harrison


                                       _____________________________________
                                       Ed N. Harrison as Trustee of the
                                       Ed N. Harrison Separate Property Trust
                                       created by Declaration of Trust
                                       dated 8/18/87


                                       _____________________________________
                                       ______________Harrison

                                       _____________________________________
                                       A.S. Glikbarg


                                       _____________________________________
                                       A.S. Glikbarg as Trustee of the
                                       A.S. Glikbarg Family Trust created by
                                       Declaration of Trust dated 9/16/87


                                       _____________________________________
                                       Arleen Glikbarg

                                    EXHIBIT I

                       LIST OF ACTIONS, CITATIONS & CLAIMS

      1. Michael Preston, et. al. v. Westwood Center Limited Partnership, Los Angeles Superior Court Case No. SC042844. The Partnership is a co-defendant in a wrongful death action; the other co-defendant is Monty's Steak House, the tenant on the 21st floor. The Partnership's insurance carrier, Royal Insurance Company, has accepted coverage.

      2. David C. Morley v. A.S. Glikbarg, Ed N. Harrison et al., Los Angeles Superior Court Case No. BC 105190. This is a malicious prosecution claim that is currently on appeal by both the plaintiff and the defendants. The Partnership's insurance carrier, CNA (Transcontinental Insurance Co.) is defending this claim and has posted the appeal bond under a reservation of rights. Although the action is against the general partners only, the Partnership has acknowledged its responsibility and obligation to pay any and all costs, expenses, attorneys' fees and/or judgments or settlements with regard thereto.

      3. The Partnership has received a letter from Tooley & Company in which Tooley asserted that the Partnership had a contract with it with respect to the Partnership's real property.

      4. The Partnership received a citation dated May 3, 1995 from the City of Los Angeles Department of Building and Safety for failure to comply with City ordinances requiring steel weld inspections. A copy of this citation was previously sent to Brig Troy at Arden OP.

      5. The Partnership received a citation from the City of Los Angeles Department of Building and Safety in 1988 for failure to comply with the City's fire sprinkler retrofit ordinance. The Partnership has completed the required fire sprinkler retrofit work except for two elevator fire doors, for which an extension has been obtained. Copies of the citation and related correspondence with Building and Safety were previously sent to Brig Troy.

      6. Rhett Neeley v. Westwood Center, Los Angeles Superior Court Case No. SC042854. The plaintiff, Rhett Neeley, claims that while on guard duty, he slipped and fell in a stairwell. The Partnership's insurance carrier, Royal Insurance Company, has accepted coverage.

      7. A claim asserted by David Horowitz that while walking across a "concrete pad" on the property, he tripped and fell. The Partnership's insurance carrier, Royal Insurance Company, has accepted coverage.

      8. A claim by Jennifer Shamay that she slipped on a mat while leaving the building on a rainy day. The Partnership's insurance carrier, Royal Insurance Company, has accepted coverage.

                                    EXHIBIT J

                                OPEN TAX MATTERS

      1. The Partnership continues to receive billings from the Employment Development Department ("EDD") for employment taxes that were discharged in the Partnership's bankruptcy. The original amount of the employment taxes in question is less than $1,000. The Partnership continues to receive these billings even though the Partnership's bankruptcy counsel has repeatedly written to EDD informing it that the taxes in question were discharged in bankruptcy.

                                    EXHIBIT K

                             OFFSITE PARKING RIGHTS

      1. Those items set forth in the Preliminary Title Report.

      2. Lease dated October 29, 1994 between Harrison Properties, a Limited Partnership and Frank Mills, an individual dba Euro Hair Systems, which was amended pursuant to an Amendment of Lease dated May 19, 1995 between the same parties. The lease terminates on May 31, 2000 with on five (5) year option to renew. The lease provides for five (5) free monthly spaces and 30 minutes free customer parking at 1100 Glendon. Tenant must pay for the yearly rental cost of a validation machine.

      3. Lease dated June 21, 1994 between Harrison Properties, a Limited Partnership and "Morgan & Marcus, Inc., A California corporation dba Morgan & Co. Jewellers" [sic]. The lease terminates December 31, 1999 with no option to renew. The lease provides for two (2) monthly unreserved parking spaces at 1100 Glendon at no charge.

      4. Lease dated July 27, 1983 between Harrison Properties and Hamburger Hamlets, Inc., which was assigned to Marilyn and Harry Lewis, LLC, a California limited liability company pursuant to a Consent to Assignment and Amendment to Lease between Harrison Properties and Marilyn and Harry Lewis, LLC, dated "as of this _____ day of May, 1995 (the Effective Date)". The lease terminates December 31, 2003 with two five (5) year options and one ten (10) year option to renew. The lease provides for twenty customers at 1100 Glendon. There is also a parking covenant for three (3) spaces at 1100 Glendon.

                                    EXHIBIT L

                                 GENERAL RELEASE

                                  R E L E A S E



        FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, Westwood Center, a California Limited Partnership, (hereinafter referred to as "Partnership") does hereby forever release, discharge, and acquit Ed N. Harrison, individually, Ed N. Harrison as Trustee of the Ed N. Harrison Separate Property Trust created by Declaration of Trust dated August 18, 1987, and A. S. Glikbarg, individually, and A. S. Glikbarg as Trustee of the A. S. Glikbarg Family Trust created by Declaration of Trust dated September 16, 1987 (hereinafter "Released Parties") from any and all actions, causes of action, obligations, costs, damages, losses, claims, liabilities, and demands of whatsoever character to the date hereof, exclusive, however, of the Released Parties' obligations under Sections 8(b), 8(c), 13(a) and 15(g) of the Agreement to Contribute and Escrow Instructions dated September 26, 1997, between the Partnership and Arden Realty Limited Partnership to the extent such obligations run in favor of the Partnership (the "Excluded Obligations"):

        This Release includes but is not limited to any and all claims of whatsoever character dealing with or having to do with the Released Parties acting as general partners of the Partnership or representing the Partnership in any manner whatsoever, including as an agent, attorney, or otherwise, but does not include claims with respect to the Excluded Obligations.

        It is further understood and agreed that this Release extends to all claims of every nature and kind whatsoever, other than claims with respect to the Excluded Obligations; there is hereby expressly released all rights under
Section 1542 of the California Civil Code which provides as follows:

                "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him, must have materially affected his settlement with the debtor."

        The undersigned understand and agree that the giving or acceptance of this Release and the agreements contained herein shall not constitute or be construed as an admission of any liability whatsoever by the parties hereto, or the admission of the validity of any claims made by or against any party hereto or any of them, it being the purpose of this Release to settle disputed claims and not to admit liability.

        Each of the persons executing this Release on behalf of a party hereto warrants and represents that said person is duly authorized to execute such Release on behalf of such party.


   COSKEY & BALDRIDGE
    ATTORNEYS AT LAW
LOS ANGELES,  CALIFORNIA

        Each party hereto represents and warrants that said party has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm, or corporation whomsoever any claim, debt, liability, demand, obligation, cost, expense, action or cause of action herein released.

        The undersigned further agree that this Release shall be binding upon their successors and assigns and shall inure to the benefit of the officers, spouses, servants, agents, attorneys, employees, subsidiaries, and connected corporations of the past or present of the parties hereto.

        The undersigned further declare and represent that no promise, inducement, or agreement not herein expressed has been made to the undersigned, and that this Release contains the entire agreement between the parties.

        This Release may be executed in counterparts, which together shall constitute a single agreement, and each of which shall be an original for all purposes.

        If any provision of this agreement is unenforceable for any reason, the remaining provisions shall nevertheless be of full force and effect.

        In the event of any dispute between the parties hereto arising out of the subject matter of this agreement, the prevailing party in any such dispute, in addition to all other remedies, shall be entitled to reasonable attorneys' fees.

        Executed as of November_________, 1997.


                                       WESTWOOD CENTER,
                                       a California corporation
                                       BY ITS GENERAL PARTNERS:


                                       ________________________________________
                                       ED N. HARRISON, Individually


                                       ________________________________________
                                       ED N.  HARRISON,  Trustee of the Ed N.
                                       Harrison  Separate  Property Trust
                                       Created by Declaration of Trust dated
                                       8/18/97


                                       ________________________________________
                                       A.S. GLIKBARG, Individually

                                       ________________________________________
                                       A.S. GLIKBARG, Trustee of the A. S.
                                       Glikbarg Family Trust Created by
                                       Declaration of Trust dated 9/16/97

                                    EXHIBIT M

                            PARKING RIGHTS AGREEMENT

      This Parking Rights Agreement ("Agreement") is made and effective as of the 2nd day of September 1997 by and between WESTWOOD CENTER, a California limited partnership ("Westwood") and HARRISON PROPERTIES, a California limited partnership ("Harrison") with respect to the following:

                                    RECITALS

      A. Westwood is the owner of a high rise commercial office building and parking facility ("Parking Garage") located at 1100 Glendon Avenue, Los Angeles, California 90024 (collectively, the "Property") which Property is more particularly described on Exhibit "A" hereto.

      B. Harrison is the owner of several commercial buildings located at 1127 through 1151 Glendon Avenue, Los Angeles, California 90024 ("Harrison Properties") which are more particularly described on Exhibit "B" attached hereto.

      C. Harrison Properties has insufficient on-site parking to satisfy the zoning and other governmental requirements necessary to occupy, lease, operate, and maintain certificates of occupancy for commercial and retail uses.

      D. Prior to the date hereof, Westwood entered into a covenant with the City of Los Angeles ("City") to provide three (3) off-site parking spaces in favor of 1139 Glendon Avenue; namely, a Covenant and Agreement Regarding Maintenance of Off-Street Parking Space dated February 14, 1985 and recorded on April 26, 1985 as Instrument Nos. 85-472679 and 85-472680 for Harrison Properties ("Covenant").

      E. In addition to the Covenant, however, Harrison, independently, has entered into leases with tenants of portions of the Harrison Properties agreeing to provide off-site employee and patron parking in the Parking Garage. Westwood has never been a party to any of these leases or other parking agreements, but has, nevertheless, made a good faith attempt to honor these Harrison commitments.

      F. Westwood and Harrison now desire to memorialize an agreement relative to the off-site parking rights (both covenanted and leased) emanating from the Harrison Properties and affecting the Parking Garage and the Property.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. CHARACTER OF PARKING RIGHTS. Subject to the qualifications and limitations hereinafter expressed, Westwood hereby grants Harrison the license and right to use the Parking Garage for unreserved monthly, daily and transient automobile parking in the locations, at the rates and subject to the rules and regulations designated by Westwood or its Parking Garage operator, from time to time, subject, however, to the limitations on maximum number of parking spaces and parking rates hereinafter set forth ("Parking Rights"). The obligations of Westwood set forth herein are for the benefit of Harrison and shall not create personal obligations on Westwood which survive Westwood's ownership of any interest in the Property. The rights granted or acknowledged hereby shall, to the extent not previously covenanted to the City, constitute a license, subject to the terms and conditions of this Agreement, shall be binding on Westwood and all successive owners, encumbrances, parking lot operators and other parties having an interest in the Parking Garage and/or the Property only during such party's respective ownership thereof and only for so long as the Property is continuing to operate as a commercial office building. The benefits of such license shall be personal to Harrison and its successors in ownership to the Harrison Properties and shall not be further burdened by any subdivision or separation thereof nor assignable or otherwise alienable separate and apart from the Harrison Properties.

            1.1 COVENANTED PARKING RIGHTS. Westwood acknowledges that it has previously established a covenant with the City to provide three (3) off site parking spaces for one of the Harrison Properties; namely 1139 Glendon Avenue ("Covenanted Rights"). The Covenanted Rights are covenants running with the Property and are independent of the license and rights being granted by this Agreement but shall be counted with such rights for determining the Maximum Parking Rights, as hereinafter defined.

            1.2 ADDITIONAL PARKING RIGHTS. In addition to the Covenanted Rights, Westwood hereby acknowledges, grants and licenses additional Parking Rights in favor of Harrison and appurtenant to the Harrison Properties to park up to an additional forty-seven (47) automobiles, subject to the availability of nonreserved parking spaces at the Parking Garage and the provisions to Paragraph
6.7 below ("Additional Rights"), at any one time on any one day on a nonreserved space basis during the hours that the Parking Garage is open for automobile parking.

            1.3 MAXIMUM PARKING RIGHTS. The sum of the Covenanted Rights and the Additional Rights which at the present time constitute fifty (50) parking spaces is the Maximum Parking Rights acknowledged, granted and licensed by

Westwood, as the case may be, for Harrison Properties. The Maximum Parking Rights is subject to temporary or permanent reduction because of casualty or condemnation at the Property, Force Majeure as defined in Paragraph 10 below, cessation of parking because of temporary renovation of the Parking Garage or the Property, or the provisions set forth in Paragraph 6.7 below.

            1.4 EXCESS CAPACITY RIGHTS. At any time and from time to time that the Parking Garage has parking capacity to allow for transient parking in excess of the Maximum Parking Rights, the guests, invitees, customers and patrons of the tenants of Harrison at Harrison Properties shall have the right together with and subject to the limitations upon all other members of the public at large to park in the Parking Garage.

      2. TERM. The term of the Parking Rights, is as follows:

            2.1 COVENANTED PARKING RIGHTS. The term of the Covenanted Parking Rights shall run in accordance with such Covenant or until the City agrees to release the Property from the Covenant; provided, however, Westwood shall have the right to transfer such Covenanted Parking Rights on a temporary or permanent basis to another property within the Westwood area which is acceptable to the City.

            2.2 ADDITIONAL PARKING RIGHTS. The term of the Additional Parking Rights shall run, subject to the other limitations and qualifications contained in this Agreement, until (a) it is no longer needed by Harrison or its successors in interest with respect to Harrison Properties, (b) the Harrison Lease to the Hamlet Gardens expires or (c) the Property is no longer operated as a commercial office building; provided, however, Westwood shall have the right to transfer such Additional Parking Rights on a temporary or permanent basis to another location within the Westwood area.

            2.3 EXCESS CAPACITY RIGHTS. The term of the Excess Capacity Rights shall run, subject to the other limitations and qualifications contained in this Agreement, until (a) it is no longer needed by Harrison or its successors-in-interest with respect to the Harrison Properties, (b) the Property is no longer operated as a commercial office building or (c) the Parking Garage no longer has the capacity for off-site transient parking in addition to its other existing commitments for covenanted parking for third parties or off-site shared parking.

      3. PARKING FEES AND CHARGES. Westwood shall be entitled to charge and Harrison and/or its tenants and their respective employees, agents and patrons shall be obligated to pay for the Parking Rights set forth herein, as follows:

            3.1 EXCESS PARKING RIGHTS. All Excess Parking Rights shall be charged at the regular, recurring, standard transient parking rates being charged from time to time by the Parking Garage.

            3.2 ADDITIONAL PARKING RIGHTS. All Additional Parking rights shall be charged at the regular, recurring, standard parking rates (monthly, daily or transient, as the case may be) being charged from time to time by the Parking Garage; provided, however, that neither Harrison nor its tenants or their respective employees, agents or patrons shall be charged for such parking in excess of the amount allowed to be charged pursuant to the presently existing terms of the presently existing (but not future) leases with each present tenant of Harrison.

            3.3 COVENANTED PARKING RIGHTS. Except to the extent limited by the provisions of Section 3.2 above, all Covenanted Parking Rights shall be charged at the regular, recurring, standard parking rates (monthly, daily or transient, as the case may be) being charged, from time to time, by the Parking Garage.

      4. REGULATION OF USAGE OF PARKING SPACES. Westwood shall endeavor to cause the Parking Garage to be operated in a manner to ensure that the Harrison Properties shall be entitled to use, subject to any charges, the Maximum Parking Rights. In addition, all parking in the Property shall be in accordance with such reasonable and uniformly applicable rules and regulations as may be established, from time to time, by Westwood or the operator of the Parking Garage, consistent with the needs of both the businesses (including, without limitation, the hours of operations of such businesses) of the Property. A copy of such rules and regulations shall be delivered by Westwood to Harrison and the tenants of Harrison Properties, and copies of any replacements, additions or modifications to such rules and regulations shall be delivered to Harrison and the tenants of Harrison Properties at least three (3) business days prior to the date upon which such replacements, additions or modifications become effective.

      5. REMEDIES IN EVENT OF DEFAULT. Except to the extent a longer cure is required, in the event that either party shall fail to perform any of its obligations pursuant to this Agreement, and such default shall continue for a period of thirty (30) days after delivery of written notice thereof from the non-defaulting party to the defaulting party (or, with respect to defaults requiring more than thirty (30) days for a cure, the defaulting party shall not have commenced the cure within such thirty (30) day period and thereafter diligently and continuously prosecuted the same to completion), the defaulting party shall have committed an uncured default under this Agreement. The non-defaulting party shall be entitled, as its sole remedy for such uncured default, to maintain an action for specific performance or for damages. Any such action shall be brought in the Los Angeles County Superior Court. Under no circumstances may this Agreement or any rights created pursuant hereto be unilaterally terminated by action of any party.

      6. GENERAL PROVISIONS.

            6.1 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall constitute, bind and inure to the benefit of all successors, assigns and other parties now having or obtaining a fee interest in the Property and the Harrison Properties. It is not intended that the rights granted hereunder should benefit any property other than the Harrison Properties, or benefit any persons other than the owners, tenants, employees, customers, patrons and other users of those properties. Any person succeeding to fee title to, respectively, the Property or the Harrison Properties, shall automatically, as of the effective date of the transfer or conveyance, (a) succeed to the rights herein granted to the owner of such property and (b) except as expressly provided in the Agreement, be deemed to have assumed the obligations of such owner accruing after such effective date. No such transfer or conveyance shall be deemed to relieve such transferor of obligations accruing under this Agreement prior to such transfer or conveyance; provided, that, following transfer or conveyance of all of its fee interest in the Property, the transferring owner shall have no further responsibility for any obligations or liability first arising or accruing under this Agreement after the date of such transfer. On or before the date either party transfers any portion of their respective interests in the Property or the Harrison Properties to a third party or parties, the transferring party shall
(i) provide a copy of this Agreement to the transferee, (ii) obtain transferee's written acknowledgement of receipt of this Agreement and (iii) provide such acknowledgement of receipt to the non-transferring party herein.

            6.2 TIME OF ESSENCE. Time is of the essence with respect to the performance of every provision of this Agreement in which time of performance is a factor.

            6.3 SEVERABILITY. In the event that any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid, void or illegal, or invalid, void or illegal as applied to any person or circumstance, the remaining provisions hereof and/or the application of such provision(s) to any person(s) and/or circumstance(s) other than those as to which it is held to be invalid, void or illegal, shall nevertheless remain in full force and effect to the maximum extent permitted by law and not be affected thereby.

            6.4 INCORPORATION OF PRIOR AGREEMENTS; AMENDMENT. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and all preliminary negotiations, prior agreements (express or implied) or understandings pertaining to such matters, except those contained herein or therein, shall not be effective for any purpose. No verbal agreement or implied covenant shall be held to vary the provisions hereof, any statute, law or custom to the contrary notwithstanding. No provision of this Agreement may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

            6.5 NOTICES. Any notice required or permitted to be made or given hereunder shall be in writing and may be served personally or made by registered or certified mail, return receipt requested, by overnight express mail, by federal express or other overnight delivery service, or by facsimile (with a confirming copy being sent concurrently by any other of the foregoing methods). If served by mail, federal express or other overnight delivery service, or by facsimile it shall be addressed to the party to whom directed at its respective address or facsimile number, as the case may be, set forth below:

      To Partnership:         Westwood Center
                              1100 Glendon Avenue, Suite 1400
                              Los Angeles, CA  90024

      To Harrison:            Ed N. Harrison
                              c/o Musick, Peeler & Garret
                              One Wilshire Building
                              Suite 2000
                              Los Angeles, CA  90017
                              Attn:  Edward Landry, Esq.

Any notice which is personally served or served by overnight service or facsimile shall be effective upon delivery; any notice given by mail as provided above shall be deemed effectively given, if deposited in the United States mail, registered or certified, postage prepaid and addressed as specified above, on the date of receipt or refusal indicated on the return receipt. Either party may by written notice to the other from time to time specify a different address for notice purposes, but no new address shall be effective until at least twenty
(20) days after receipt of notice of the same by the persons to whom such notice is directed. However, in the event of a postal strike, all notices hereunder shall be personally served or sent by facsimile, federal express or other overnight delivery service.

            6.6 WAIVERS. No waiver of any provision of this Agreement shall be deemed to be a waiver of any other provision hereof or of the subsequent application of the provision as to which such waiver is given or suffered. Consent to or approval of any act by one of the parties hereto shall not be deemed to render unnecessary the obtaining of such party's consent to or approval of any subsequent act.

            6.7 SUBORDINATION. The rights, licenses and privileges granted herein (except for the Covenanted Parking Rights) shall be and remain subject and subordinate to the required parking and other rights needed by Westwood and its successors-in-interest (a) to satisfy any and all requirements of (i) the certificate of occupancy for the Property and the Parking Garage and (ii) the designated zoning and any C.U.P. conditions related to the Property and (b) to ensure continued compliance with all governmental requirements for the operation of the Property to the effect that the Maximum Parking Rights shall be reduced or eliminated to the extent necessary to maintain compliance with all governmental requirements effecting the continued operation of the Property as a commercial office building.

      7. ATTORNEYS' FEES. In any action or reference proceeding by either party hereto against the other party arising out of, relating to or resulting from the provisions of this Agreement, the prevailing party in such action shall be entitled to recover from the other party its costs incurred therein, including reasonable attorneys' fees, in an amount determined by the Court.

      8. CAPTIONS. The captions of the sections of this Agreement are for convenience only, are not a part of this Agreement and do not in any way limit or amplify the terms and provisions hereof.

      9. GOVERNING LAW. This Agreement shall be construed, interpreted and applied in accordance with the laws of the State of California.

      10. FORCE MAJEURE. Each party shall be excused from performing any of its respective obligations or undertakings provided in this Agreement, except any of its respective obligations to pay any sums of money under the applicable provisions hereof, in the event and for so long as the performance of such obligations is prevented or delayed by Act of God, fire, earthquake, flood, explosion, action of the elements, war, invasion, insurrection, riot, mob violence, sabotage, malicious mischief, inability to procure labor, equipment, facilities, materials or supplies in the open market, failure of transportation, condemnation, requisition, laws, order of government or civil or military or naval authorities or any other cause (excluding financial inability and/or the inability to obtaining financing), whether similar or dissimilar to the foregoing, not within the control of the party obligated to perform.

      11. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

      12. JUDICIAL REFERENCE. Except with respect to an action for injunctive relief commenced by a party in order to protect against irreparable injury hereunder or any failure to timely tender any fees or payments due under this Agreement, all disputes and claims arising under this Agreement, whether relating to its interpretation, application, enforcement or breach, shall be heard by a referee of the Los Angeles Superior Court pursuant to California Code of Civil Procedure Section 638, et seq. The parties shall have the rights of discovery and appeal provided by California Code of Civil Procedure Section 638, et seq. With respect to all judicial reference proceedings under this Agreement, the parties shall agree upon a single referee who shall try all issues, whether of fact or law, and report a finding and judgment thereon and issue all legal and equitable relief appropriate under the circumstances of the controversy before him or her. If the parties are unable to agree on a referee within ten
(10) days of a written request to do so by either party hereto, either party may seek to have one appointed pursuant to California Code of Civil Procedure
Section 640. In connection with the foregoing, the parties expressly and knowingly waive any right to jury trial with respect to any matter subject to this reference proceeding. Each of the parties hereto hereby agrees that this Agreement constitutes a written consent to waiver of trial by jury pursuant to the provisions of California Code of Civil Procedure Section 631 and hereby authorizes and empowers the other party to file this Agreement with the clerk or judge of any court of competent jurisdiction as statutory written consent to waiver of trial by jury. The cost of such proceeding shall initially be borne equally by the parties, but shall ultimately be borne by the party who does not prevail. Any referee selected pursuant to this Paragraph shall be considered a temporary judge appointed pursuant to Article 6, Section 21 of the California Constitution. The referee shall also award to the prevailing party all costs of such litigation, including, without limitation, all reasonable attorneys' fees.

      13. FURTHER ASSURANCES. As part of the consideration to Westwood for the grant of the Parking Rights contained herein, Harrison for itself and its successors-in-interest of the Harrison Properties and as a condition to the continuation of the Parking Rights, covenants and agrees for the benefit of Westwood and the Property that it will aid and support any proposed renovation and rehabilitation of the Property for commercial and retail uses, execute any and all required documents and instruments necessary to evidence such support and to certify the limitations of its Parking Rights and obligations as contained in this Agreement.

      14. INDEMNITY. Harrison agrees for itself and its successors-in-interest of the Harrison Properties to protect, defend and indemnify and hold Westwood and its successors-in-interest wholly harmless from and against any and all loss, cost, damage, claim, liability or expense, including court costs and reasonable attorneys' fees, for third party claims arising out of or in connection with any the Parking Rights granted herein and any tort claim based thereon or related thereto (including any personal injury or property damage or claim of personal injury or property damage of any kind whatsoever, including death, to property or persons,) unless caused by the gross negligence or intentional misconduct of Westwood.

      IN WITNESS WHEREOF, the parties hereto have executed this Parking Rights Agreement as of the day and year first above written.


WESTWOOD:                         WESTWOOD CENTER,
                                  a California limited partnership

                                  By:
                                       -----------------------------------------
                                       A.S. Glikbarg
                                       General Partner

                                  By:
                                       -----------------------------------------
                                       Ed N. Harrison
                                       General Partner

HARRISON PROPERTIES:              HARRISON PROPERTIES,
                                  a California limited partnership

                                  By:
                                       -----------------------------------------
                                       Ed N. Harrison
                                       General Partner